UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue

Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached hereto.

BARINGS FUNDS TRUST

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website http://www.barings.com/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-766-0014.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-766-0014 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Annual Report

June 30, 2019

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings International Investments Limited

20 Old Bailey

London, UK

EC4M 7BF

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION / ACCOUNTING

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The funds in the Trust file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an attachment to Form N-PORT. The funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

Daniel McGee

President

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Diversified Income Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Global Emerging Markets Equity Fund

Barings Global High Yield Fund

Barings U.S. High Yield Fund

Dear Shareholder,

Thank you, as always, for your continued trust and partnership. The first half of the year certainly kept investors on their toes, as political tensions escalated and trade wars continued to dominate headlines. Amid growing uncertainty, global monetary policy turned markedly dovish. But the news is not all bad – while the economy is slowing, it is – notably – still growing. Further, in 2019 to date, the U.S. has experienced a recovery in productivity, along with decent wage growth, low unemployment and still-strong consumer spending. Across the fixed income markets, we believe that corporate fundamentals appear stable, and defaults generally remain low. From a bottom-up, fundamental research perspective, our investment teams believe there is still value to be found across both developed and emerging markets.

Despite the uptick in market volatility, our funds have continued to perform well and add value, with five out of seven established funds (institutional share class) having been awarded four stars or more by Morningstar as of June 30, 2019. Seven of our eight funds now have a 3-year track record, and two have reached their 5-year marks.

As we look ahead to the remainder of 2019 – and move through the later stages of an elongated credit cycle – the possibility of a recession is weighing on many investors’ minds. Looking across the markets today, we think it is important to keep in mind that there are a number of key signals to monitor when it comes to the health of the economy. Further, while downturns do come, and we are undoubtedly closer to one today than we were three or five years ago, we do not expect the next recession to be as severe or long-lasting as the 2007-2008 financial crisis. As such, our primary focus at Barings continues to be on bottom-up security selection across all asset classes.

Throughout the ups and downs of economic cycles, and through periods of volatility and risk, we remain committed to delivering you, our shareholders, with strong, through-the-cycle, risk-adjusted returns. Our mutual fund platform offers a wide range of institutional-quality investment strategies across fixed income and equity, and through a dedicated focus on rigorous, fundamental analysis, aims to provide innovative solutions to meet investors’ evolving needs.

On behalf of the entire Barings team, we thank you for your partnership and trust, and we look forward to helping you achieve your investment objectives.

Sincerely,

Daniel McGee

President

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Barings Global Floating Rate Fund 2019 Annual Report

Investment Objective

Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the annual reporting period from July 1, 2018 through June 30, 2019 of +3.03%, underperforming the Credit Suisse Global Loan Benchmark (the Benchmark), which returned +4.51%.[1,6]

What factors influenced performance of the Fund?

∎

An elevated amount of net outflows from U.S. bank loan retail funds during the final two months of the year weighed heavily on performance in the global loan markets. This market technical resulted in greater volatility in the North American market than in Europe, for both the decline at the end of 2018 and a sharp rebound at the beginning of 2019.

∎

From a regional perspective, Fund’s the allocations between the North American and European markets did not have a material impact on performance, although underperformance by some of the Fund’s holdings in the North American market was the primary driver of the Fund’s underperformance during the period.

∎

The Fund’s underperformance in the energy sector (based on the Benchmark’s Credit Suisse industry sectors) was the top detractor from performance relative to the Benchmark during the quarter, followed by underperformance in the food/tobacco and consumer durables sectors. Outperformance by the Fund’s holdings in the information technology sector provided a partial offset to the sectors that underperformed.

∎	With a healthy return during the reporting period, the Fund’s modest allocation to cash, which averaged 5.5%, was a detractor from performance comparisons.

∎

From a ratings category perspective, loans rated BB in the market modestly outperformed loans rated single-B, and therefore the Fund’s overweight position to single-B-rated loans was a slight detractor to performance during the period.

Describe recent portfolio activity.

∎

At the beginning of the fiscal year period, the Fund shifted exposure from the North American market to Europe, as we believed that market was offering attractive relative value at that time. Toward the end of 2018 and the beginning of 2019, the Fund started to shift exposure back to the North American market, seeking to take advantage of some of the discounted levels available in the market following the volatility in the fourth quarter. From a regional perspective, the Fund has not made shifts between the two regions in recent months.

∎

Over the fiscal year, there were no changes in the Fund’s top three industry exposures based on Moody’s industries. The Fund’s three largest sectors were health care, education and child care, diversified/conglomerate services, and chemicals, plastics and rubber. The Fund has decreased some of its top industry exposure in the healthcare, education and child care sector.

[1].

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

[6].

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2019 Annual Report

∎

By ratings category, the Fund increased exposure to the BB category with a slight bias toward higher quality loans. The Fund’s non-publicly rated exposure has decreased as more of the Fund’s holdings are publicly rated.

Describe portfolio positioning at period end.

∎

The Fund finished the twelve-month reporting period, ending June 30, 2019, with 84.3% allocated to global senior secured loans, 9.3% to global senior secured high yield bonds and 5.8% to cash. A minor position in equity and other holdings accounted for 0.6% of Fund holdings by market value.

∎

From an industry perspective (based on Moody’s industries), the Fund remains well diversified across a number of sectors, with concentrations in health care, education and child care (10.4%), diversified/conglomerate services (10.2%), and chemicals, plastics and rubber (7.2%), as of June 30, 2019.

∎

As of June 30, 2019, the Fund had the following credit quality breakdown: 2.0% in BBB assets, 25.7% in BB assets, 58.2% in single-B assets, and 5.2% in CCC and below assets. Approximately 3.2% of the Fund’s assets are non-publicly rated. Cash and accrued income accounted for the remaining 5.8% of the portfolio assets.[2]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (61.0%), the U.K. (11.6%), Germany (7.9%), the Netherlands (3.4%) and France (3.0%). Overall, the Fund has exposure to 17 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎

In our view, corporate fundamentals overall remain relatively healthy. Growth appears to be slowing but measured, and we believe most companies have capital structures in place that can withstand and adjust to a slowdown. We believe that defaults are stable in the current market, and we do not expect to see a material or widespread increase in the near term.

∎

As will always be the case, there continues to be individual companies or segments of the market that face headwinds. Having said that, overall expectations are that there will not be a material increase in corporate defaults in the near term, and we believe that trading levels are compensating investors for a higher level of defaults than what corporate fundamentals suggest.

∎	We currently see better relative value opportunities in the North American market relative to the European market, although that can change as we saw during the last fiscal year period.

[2].

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2019 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2019.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2019.

Barings Global Floating Rate Fund 2019 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	-0.31%	4.31%	3.04%
Class A No Load	09/16/2013	2.77%	5.38%	3.58%
Class C With Load	09/16/2013	1.04%	4.61%	2.82%
Class C No Load	09/16/2013	2.02%	4.61%	2.82%
Class I With Load	09/16/2013	3.04%	5.64%	3.88%
Class I No Load	09/16/2013	3.04%	5.64%	3.88%
Class Y With Load	09/16/2013	3.03%	5.64%	3.86%
Class Y No Load	09/16/2013	3.03%	5.64%	3.86%

[3].

Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.

[4].	Inception date: September 16, 2013.

[5].	Class A performance with the sales charges includes the maximum 3.00% sales charge.

[6].

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

[7].	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

[8].	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

Investment Objective

Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) seeks an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the annual reporting period from July 1, 2018 through June 30, 2019 of +2.64%, and underperformed the 3-Month USD London Inter-Bank Offered Rate (LIBOR) plus 500 basis points[1] (the Benchmark), which returned +7.67%.[2,6]

What factors influenced performance of the Fund?

∎

Volatility increased toward the end of 2018 across below investment grade asset classes. The decline was greater in North American markets and, given that those markets are larger than the European markets, weighed on the Fund’s performance. In addition, high yield bonds rebounded more sharply than senior secured loans to start 2019, which affected Fund performance.

∎	For the Fund’s holdings, high yield bonds were the top performing asset class during the period, followed by senior secured loans and collateralized loan obligations (CLOs).

∎	From a regional perspective, the Fund’s holdings in the European market outperformed the North American holdings.

∎

From a ratings category perspective, BB-rated credits in the high yield bond and senior secured loan markets performed strongly. The Fund’s BB-rated holdings outperformed the single-B-rated holdings during the fiscal year period; however, a higher weighting to single-B holdings relative to BB affected performance results.

Describe recent portfolio activity.

∎	In regard to the Fund’s core asset classes, early in the period the Fund increased exposure to the European markets over North America.

∎

As a result of the volatility that began in the high yield bond markets in October 2018, the Fund shifted exposure from senior secured loans to high yield bonds. Then, in December 2018 and the beginning of 2019, as volatility increased in the senior secured loan markets, and in North America in particular, the Fund shifted exposure from North American high yield bonds to North American loans.

∎

Later during the reporting period, the Fund continued to shift exposure from high yield bonds to senior secured loans. At the end of the fiscal year, the Fund made a modest shift from North American high yield bonds to European high yield bonds.

∎	In regard to the opportunistic asset classes, the Fund reduced some of its exposure to CLOs to allow flexibility to allocate to the asset class at a more attractive entry point later.

∎

In general, as these portfolios build over time, the Fund intends to deploy cash into asset classes which we believe offers the best relative value at that time, and will shift exposure between asset classes as relative value opportunities change.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

∎	By ratings category, the Fund decreased exposure to CCC-rated holdings.

∎	From an industry sector perspective, the most notable change has been a decrease in the Fund’s exposure to the oil and gas sector.

Describe portfolio positioning at period end.

∎

The Fund finished the annual reporting period, ended June 30, 2019, with an allocation of 41.2%, 40.0% and 11.5% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in equities at 0.9%, and cash/other at 6.5%. A significant portion of the portfolio (approximately 68.8%) was senior secured in nature (including CLOs backed by secured loans), which can potentially mitigate principal loss in the event that default rates increase.

∎

From an industry perspective, the Fund was well diversified across a number of sectors, with concentrations in health care, education and child care (9.4%), diversified/conglomerate services (8.3%), and broadcasting and entertainment (6.1%) as of June 30, 2019.

∎

As of June 30, 2019, the Fund had the following credit quality breakdown: 1.8% in BBB assets, 33.4% in BB assets, 45.3% in single-B assets, and 9.9% in CCC and below assets. Approximately 3.1% of the Fund’s assets are not publicly rated. Cash and accrued income accounted for the remaining 6.5% of the portfolio assets.[3]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (58.4%), the U.K. (12.0%), Germany (6.1%), the Netherlands (3.4%) and Ireland (2.5%). The Cayman Islands exposure related to the Fund’s CLO holdings was included in the U.S. Overall, the Fund had exposure to 17 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

∎

In our view, corporate fundamentals overall remain relatively healthy. Growth appears to be slowing but measured, and we believe most companies have capital structures in place that can withstand and adjust to a slowdown. Defaults appear to be stable in the current market, and we do not expect to see a material or widespread increase in the near term.

∎

As will always be the case, there continues to be individual companies or segments of the market that face headwinds. Having said that, market expectations are that there will not be a material increase in corporate defaults in the near term, and we believe that trading levels are compensating investors for a higher level of defaults than what corporate fundamentals suggest.

∎

We currently see better relative value opportunities in the North American market relative to the European market, although that can change as we saw during the last fiscal year period. Additionally, in this market we currently have a bias towards being in the senior and secured portion of the capital structure.

3.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated “Not Publicly Rated” are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2019.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2019.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	-1.71%	5.16%	3.78%
Class A No Load	09/16/2013	2.39%	6.60%	4.46%
Class C With Load	09/16/2013	0.67%	5.81%	3.68%
Class C No Load	09/16/2013	1.63%	5.81%	3.68%
Class I With Load	09/16/2013	2.65%	6.87%	4.72%
Class I No Load	09/16/2013	2.65%	6.87%	4.72%
Class Y With Load	09/16/2013	2.64%	6.87%	4.72%
Class Y No Load	09/16/2013	2.64%	6.87%	4.72%

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Active Short Duration Bond Fund 2019 Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return, primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2018 through June 30, 2019 of +3.78%, underperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the Benchmark), which returned 4.02%.[1,5]

What factors influenced performance of the Fund?

∎

A shorter duration position contributed negatively to performance relative to the Benchmark as rates declined. The Fund uses Treasury bonds and futures to help manage duration. The front end of the Treasury yield curve remains inverted between three months and three years. Markets are now anticipating that the next rate move will likely be a decrease in the Federal Funds Rate, which is in stark contrast with the sentiment in the second half of 2018, when further tightening was expected. The Fund ended the period with a 0.37 year duration in accordance with our rules-based duration management process.

∎

We continue to favor securitized credit over corporate credit, emphasizing structure over unsecured positions. The Fund’s allocation to consumer asset-backed securities (ABS) was a positive contributor to performance. Student loans were the primary contributor within the securitized sector. We continue to find that federal family education loan program (FFELP) student loans offer good value trading, with a spread of 70 basis points (bps) over the London Inter-Bank Offered Rate (LIBOR) – with an explicit government guarantee and strong technical created by the discontinuation of the FFELP program in 2010.

∎

The Fund’s allocation to investment grade credit contributed positively to performance. Corporate spreads tightened over the recent six-month period, which was a contrast from the widening experienced during a volatile fourth quarter in 2018. Allocations to banking, leasing, and diversified telecom were the top performing industry positions.

∎

The Fund’s small position in high quality collateralized loan obligation (CLO) tranches was also a positive contributor. The Fund is invested in AAA-rated and select AA-rated tranches. We continue to like the structural subordination offered by CLOs, and favor high quality managers.[2]

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

5.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Active Short Duration Bond Fund 2019 Annual Report

Describe recent portfolio activity.

∎	The Fund ended the period with a duration position of 0.37 years, as the basis between three-month and one-year remains inverted.

∎

The Fund marginally reduced lower quality BBB-rated corporate bond exposure and added to several consumer asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) deals, favoring the structures these deals provide, and viewing positive technicals and fundamentals in these areas.

Describe portfolio positioning at period end.

∎

The Fund continues to be well diversified across corporate, securitized and government sectors. The securitized ABS allocation was 40.7% at the end of the period. Student loans represented the largest allocation, followed by automotive loan collateral. Further commercial ABS sub-sectors include timeshare, consumer loan, aircraft leasing and whole business receivables deals. The Fund has maintained an active position in CMBS, given strong technicals and still-supportive fundamentals. Allocations were in broadly syndicated deals with a diverse investor base, providing strong liquidity profiles.

∎

At the end of the period, the corporate allocation was at approximately 35.1%, with 32.9% in investment grade corporates, 1.4% in BB-rated and crossover high yield, and 0.8% in U.S. dollar denominated emerging markets. Banks/brokers and food/beverage/tobacco represent the Fund’s largest corporate allocations, followed by chemicals and independent finance.

∎	High quality AAA and AA quality CLO tranches represented a combined 4.3% allocation for the Fund.

Describe market and portfolio outlook.

∎

Investors remain largely on the defensive. A continuation of dovish comments from U.S. Federal Reserve (Fed) Chair Jerome Powell, prior to the second quarter’s coined “Powell Pivot,” led to positive sentiment among high grade investors globally. But the reaction was short-lived, and investors went back on the defensive amid growing uncertainty around a number of macro events. We believe that a Fed on pause, or even ready to cut rates, should translate into a supportive environment for high quality credit, as investors begin to venture more toward risk assets. But rallying Treasury rates are putting an upward technical on corporate spreads, as the yield curve continues to flatten.

∎

In our view, corporate spreads may not tighten with the same velocity that they had at the end of the second quarter, but the odds that spreads continue to tighten are much higher than they were. Given the current level of spreads, we believe that investors will likely balk at some additional tightening, but probably not until it reaches 10 to 15 bps tighter. Spread widening is still a potential, but as long as investors do not foresee a recession in the next 12 months, we believe that it should be limited.

∎

Within securitized sectors, increased rate volatility and macro concerns have weighed negatively on recent spread performance. Rate sensitive sectors were most impacted by spread widening. These sectors – which widened between 15 and 25 bps – included franchise receivables, containers and aviation. The team is anticipating an increase in “non-traditional” ABS issuance in sectors such as consumer and marketplace loans, aircraft receivables, whole business, fleet leases, container, solar and cell tower deals. Macro volatility has increased, but we expect technicals to improve and remain favorable.

Barings Active Short Duration Bond Fund 2019 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of June 30, 2019.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2019.

Barings Active Short Duration Bond Fund 2019 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	3.52%	2.24%	1.98%
Class A No Load	07/08/2015	3.52%	2.24%	1.98%
Class C With Load	07/08/2015	2.73%	2.16%	1.72%
Class C No Load	07/08/2015	3.23%	2.16%	1.72%
Class I With Load	07/08/2015	3.78%	2.53%	2.25%
Class I No Load	07/08/2015	3.78%	2.53%	2.25%
Class Y With Load	07/08/2015	3.78%	2.50%	2.23%
Class Y No Load	07/08/2015	3.78%	2.50%	2.23%

3.	Inception date: July 8, 2015.

4.	Class A performance, the class does not have a sales charge.

5.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Diversified Income Fund 2019 Annual Report

Investment Objective

The Barings Diversified Income Fund (f/k/a the Barings Total Return Bond Fund) seeks to provide a total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from July 1, 2018 through June 30, 2019 of +4.01%, underperforming the Bloomberg Barclays U.S. Aggregate Index, which returned +7.87%. The Fund was benchmarked to the Bloomberg Barclays U.S. Aggregate Index prior to March 1, 2019 when it changed its strategy and its benchmark to 3-Month LIBOR plus 250 (“New Benchmark”). The Fund is not managed relative to the benchmark, however, the comparison is provided to show how the Fund’s returns compare with those of a broad measure of market performance. Since the strategy change, the Fund overperformed the New Benchmark, which returned 1.65%.

What factors influenced performance of the Fund?

∎

High quality collateralized loan obligation (CLO) positioning in AA to BBB rated tranches contributed positively to performance. This has proven to be a positive allocation for Fund performance, as spreads have largely grown tighter since the beginning of the year.

∎

We continue to favor securitized credit over corporate credit, emphasizing structure over unsecured positions. The Fund’s allocation to consumer asset-backed securities (ABS) was a positive contributor to performance. Student loans were the primary contributor within the securitized sector. We find that federal family education loan program (FFELP) student loans offer good value, trading with a spread of 70 basis points (bps)[1] over the London Inter-Bank Offered Rate (LIBOR)[2] – with an explicit government guarantee and strong technical created by the discontinuation of the FFELP program in 2010.

∎

Investment grade corporate credit across both developed and emerging market geographies was a positive contributor to performance. Developed market corporate spreads tightened over the recent six-month period, which was a contrast from the widening experienced during a volatile fourth quarter in 2018. Emerging market corporate spreads followed a similar path over the period, with spreads compressing despite growing macro uncertainties, which also contributed to the positive performance. Banking, gas pipelines and retail stores were the strongest performing industries over the period.

Describe recent portfolio activity.

∎

Effective March 1, 2019, the Barings Total Return Bond Fund changed its name and strategy to the Barings Diversified Income Fund. The Fund converted its asset composition consistent with the new strategy during the two-month period between March and May.

∎	Based on the conversion of the Fund, the portfolio allocations were shifted in accordance with target weights established by the Barings Allocation Committee.

∎	Recent allocation changes include decreases to developed market investment grade credit and high quality CLO tranches, and increases to securitized credit and BBB-rated emerging market corporate debt.

∎	The Fund ended the period with a duration position of 0.51 years, as the basis between three-month and one-year remains inverted.

[1]	A unit that is equal to 1/100th of 1% or 0.01%.

[2]	LIBOR (London Interbank Offered Rate) is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans.

Barings Diversified Income Fund 2019 Annual Report

Describe portfolio positioning at period end.

∎

High quality CLO tranches represented the Fund’s largest allocation, at 36.2%. We continue to favor the total return potential and structural subordination of CLOs, and favor AA to BBB quality tranches.

∎

The securitized ABS allocation was 20.3% at the end of the period. Student loans (both FFELP and private) represented the largest allocation, followed by aircraft lease collateral. Further commercial ABS sub-sectors included shipping container, rental car and equipment leasing deals. The Fund maintained a small (5.3%) position in commercial mortgage-backed securities (CMBS), given strong technicals and still-supportive fundamentals. This was a tactical trade that the Fund put on earlier in the quarter, as we expected new issue supply to slow and cause spreads to compress. We then began to sell down the CMBS positions in the Fund, capturing total return before new issue started to come to market, causing spreads to once again widen out on increased new supply.

∎

Emerging market hard currency positioning was 12.1% at the end of the period. The Fund continues to favor BBB quality positioning in this area, given the spread differential between emerging and developed market issues, leading to an attractive yield pickup. The Fund has maintained a lower spread duration[3] and favoring short-dated bonds.

∎

Investment grade corporates represent a 15.4% allocation. The Fund has favored BBB-rated positions in less cyclical industries such as consumer products, food/beverage/tobacco and lodging/gaming/leisure, while maintaining a short spread duration.

Describe market and portfolio outlook.

∎

Investors remain largely on the defensive. A continuation of dovish comments from U.S Federal Reserve (Fed) Chair Jerome Powell, prior to the second quarter’s coined “Powell Pivot,” led to positive sentiment among high grade investors globally. But the reaction was short-lived, and investors went back on the defensive amid growing uncertainty around a number of macro events. We believe that a Fed on pause, or even ready to cut rates, should translate into a supportive environment for high quality credit, as investors begin to venture more toward risk assets. But rallying Treasury rates are putting an upward technical on corporate spreads, as the yield curve continues to flatten.

∎

Within securitized sectors, increased rate volatility and macro concerns have weighed negatively on recent spread performance. Rate sensitive sectors were most impacted by spread widening. These sectors – which widened 15 to 25 bps – included franchise receivables, containers and aviation. The team is anticipating an increase in “non-traditional” ABS issuance, in sectors such as consumer and marketplace loans, aircraft receivables, whole business, fleet leases, container, solar and cell tower deals. Macro volatility has increased, but we expect technicals to improve and remain favorable.

∎

In our view, corporate spreads may not tighten with the same velocity that they had at the end of the second quarter, but the odds that spreads continue to tighten are much higher than they were. Given the current level of spreads, we believe that investors will likely balk at some additional tightening, but probably not until it reaches 10 to 15 bps tighter. Spread widening is still a potential, but as long as investors do not foresee a recession in the next 12 months, we believe that any spread widening should be limited.

[3]

Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.

Barings Diversified Income Fund 2019 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of June 30, 2019.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2019.

Barings Diversified Income Fund 2019 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	-0.38%	0.38%	1.43%
Class A No Load	07/08/2015	3.77%	1.75%	2.48%
Class C With Load	07/08/2015	1.99%	0.99%	1.71%
Class C No Load	07/08/2015	2.99%	0.99%	1.71%
Class I With Load	07/08/2015	4.01%	2.00%	2.73%
Class I No Load	07/08/2015	4.01%	2.00%	2.73%
Class Y With Load	07/08/2015	4.01%	2.00%	2.73%
Class Y No Load	07/08/2015	4.01%	2.00%	2.73%

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Inception date: July 8, 2015. Diversified Income strategy change effective March 1, 2019.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

The Fund’s benchmark was changed on March 1, 2019, in connection with the change to the Fund’s name and investment strategy because Barings believes that the new benchmark is more appropriate to the Fund’s current strategy. Benchmark Prior to Strategy Change Effective March 1, 2019: Bloomberg Barclays U.S. Aggregate. The benchmark includes domestic, taxable, dollar-denominated securities. The index covers U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. It is not possible to invest directly in an index.

1.

New Benchmark: 3-Month USD LIBOR plus 250 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 250 bps, or 2.5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

Investment Objective

Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2018 through June 30, 2019 of +12.86%.[1] The net total rate of return for the Fund’s performance benchmark (a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified) was +10.13%. The Fund is not managed relative to the benchmark; however, the comparison is provided to show how the Fund’s returns compare with those of a broad measure of market performance.

∎

Each of the Fund’s three sub-strategies – emerging markets (EM) corporates, EM sovereign and EM local – generated positive performance over the period. This occurred as U.S. Treasury rates rallied 96 basis points (bps) over the past 12 months, alongside a dovish U.S. Federal Reserve (Fed) and European Central Bank (ECB), revisiting levels last seen in December 2016.

What factors influenced performance of the Fund?

∎

The Fund’s positioning, and active allocations across countries and credits, were additive to performance. The dovish shift in monetary policy expectations produced a bullish sentiment for external debt. EM local rallied as inflation across EM countries continued to be suppressed alongside low growth – leading central banks to continue their accommodative measures in the hopes of stimulating growth. EM currencies were stronger toward the end of June, despite lower commodity prices – led by the Russian Ruble, Thai Bhat, Czech Koruna and Argentine Peso, which rallied on the back of greater financial stability, positive political developments and rising consumer confidence. The U.S. and China continued their trade war, then called a temporary truce during the G-20 Summit, where Russia and Saudi Arabia additionally called to extend OPEC production cuts into 2020 as demand slows. EM debt flows have been strong in the first half of 2019, with $45.1 billion of positive flows during the year, mostly from hard currency, after just $0.13 billion in net flows for the second half of 2018.

∎

For the 12-month reporting period ending June 30, 2019, the Fund’s positioning in Brazil, Mexico, Ukraine and Turkey contributed positively to Fund performance. However, the Fund’s positions in Hungary, Russia and Thailand detracted from performance.

Describe recent portfolio activity.

∎

The Fund has recently increased its exposure to EM corporates to capture the higher yields on companies we believe to have strong potential. The Fund also increased exposure to EM sovereign hard currency assets, as spreads were overcompensating for defaults. The Fund decreased its exposure to local rates, but maintained its positioning on overall moderate growth, low inflation and high rates in select EM local markets – with the expectation that local rates will fall over the next 12 months in countries that are well managed and have falling inflation.

Describe portfolio positioning at period end.

∎

The Fund finished the reporting period, ended June 30, 2019, with a 40% exposure to EM corporate bonds, 32% to local debt and currencies, 30% to sovereign hard currencies (inclusive of Credit Default Swaps), and a 2.5% cash position.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

∎

The top five countries in the portfolio at the end of the reporting period were Mexico (17.0%), Brazil (9.1%), Ukraine (8.5%), Turkey (6.6%) and Ghana (6.3%). The top five corporate issuers were MHP (2.6%), TBC Bank (2.6%), Turkiye Sinai Kalkinma Bankasi (2.4%), Petra Diamonds (2.1%) and Turkie Halk Bankasi (1.7%). Overall, the Fund had exposure to 31 countries, 31 corporates and 27 different currencies.

Describe market and portfolio outlook.

∎

We continue to have a constructive view on EM debt, as we believe valuations remain attractive on a fundamental basis. Generally, EMs do well during periods of central bank dovishness and positive economic growth. Although European growth is softening, we have not seen the type of sharp and sudden changes that are likely to derail economic growth across EMs. However, risks persist surrounding the ongoing trade negotiations between the U.S. and China, Persian Gulf tensions and other geopolitical events, interest rate moves and currency fluctuations.

∎

We continue to favor hard currency assets, as sovereign and corporate bonds are most attractive in the current environment, benefiting from lower rate expectations and healthy economic growth. We believe local rates will remain attractive, as governments continue to follow consolidation programs while trying to stimulate their economies. On a regional level, in our view, Latin America continues to provide some of the most attractive investment opportunities on a risk/return perspective, and we also find value in certain Eastern European hard currency high yield issuers. Overall, we favor countries that have the flexibility to adjust to an uncertain future in commodity process, core interest rates and developed market growth. Investors need to be selective, especially with respect to currencies without a tailwind for potential appreciation.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2019.

REGIONAL COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value, excluding cash and accrued income, and may vary over time. As of June 30, 2019.

***	CEEMEA: Central Europe, Eastern Europe, Middle East and Africa.

LATAM: Latin America (includes countries in Central and South America).

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/21/2015	8.08%	5.77%	5.39%
Class A No Load	10/21/2015	12.59%	7.21%	6.56%
Class C With Load	10/21/2015	10.78%	6.44%	5.80%
Class C No Load	10/21/2015	11.78%	6.44%	5.80%
Class I With Load	10/21/2015	12.86%	7.49%	6.83%
Class I No Load	10/21/2015	12.86%	7.49%	6.83%
Class Y With Load	10/21/2015	12.86%	7.49%	6.84%
Class Y No Load	10/21/2015	12.86%	7.49%	6.84%

2.	Inception date: October 21, 2015.

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.

Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified. JPMorgan GBIEM Global Diversified – Comprehensive index consisting of local emerging markets sovereign bonds. JPMorgan EMBI Global Diversified – Comprehensive index consisting of USD-denominated emerging markets sovereign bonds. JPMorgan CEMBI Broad Diversified – Comprehensive index consisting of USD-denominated emerging markets corporate bonds.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

Investment Objective

Barings Global Emerging Markets Equity Fund (the “Fund”) seeks to achieve long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net rate of return for the period from its inception, September 17, 2018, through June 30, 2019 of 11.26%, outperforming the MSCI Emerging Markets Index (the Benchmark), which returned 5.62%.[1,4]

What factors influenced performance of the Fund?

∎	During the period, the Fund outperformed its Benchmark, primarily due to stock selection.

∎	Contributors to relative Fund performance included the following:

∎	HDFC Bank, an Indian bank, outperformed on the back of earnings that demonstrated improving margins and strong growth momentum.

∎

Anglo American, a global mining company based in South Africa, performed well in the stronger commodity price environment, supported further by the company’s continued focus on value creation and increasing balance sheet strength.

∎

Rumo, a Brazilian logistics company, performed in response to expectations that U.S.-China trade tensions would increase the level of Brazilian soybean exports, a dynamic that would help support Rumo’s volumes going forward.

∎	Detractors to relative Fund performance included the following:

∎

Brilliance China Automotive, a Chinese automobile manufacturer that operates a joint venture with BMW, was negatively impacted by the announcement that BMW will increase its stake in the joint venture to 75%, leading to concern among investors that minority interests will be negatively impacted.

∎	Angang Steel, a Chinese Steel manufacturer, faced headwinds as market prices reflected concerns relating to a slowing of the Chinese economy and demand for steel.

∎	Samsonite, a Chinese Luggage manufacturer, underperformed as markets processed the near-term uncertainty created by trade tensions.

Describe recent portfolio activity.

∎

Q4 2018: The Fund initiated a position in Chinese luggage manufacturer Samsonite, and exited its positon in Chinese automobile manufacturer Brilliance China Automotive, following the announcement that BMW will increase its stake in the joint venture to 75%, leading to concern among investors that minority interests will be negatively impacted.

∎	Q1 2019: Over the course of the quarter, the Fund initiated a position in a leading Indian IT services company, Infosys, and a Russian energy producer, Novatek.

∎	Q2 2019: The Fund exited its position in a Brazilian cosmetics manufacturer, Natura, as the company reached its price target.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends.

4.

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

∎

As medium- to long-term investors, we would expect the average annual turnover rate of the strategy to be 20-40%. The turnover for the Fund for the period from inception to June 30, 2019 was 7.1%, reflecting the relative attractiveness of the existing holdings relative to the overall emerging market (EM) opportunity set. Given the strong outperformance of the Fund’s holdings year-to-date (YTD), we believe it is reasonable to assume that turnover will likely trend upward over the next 12 months.

Describe portfolio positioning at period end.

∎

The Fund’s positioning at the end of the period reflected our bottom-up investment process – where we aim to identify companies with sustainable business franchises, and with future growth potential that is not fully reflected in the current share price. As a result, our active country and sector positioning relative to the Benchmark was not driven by a deliberate top-down strategy, but was a by-product of our bottom-up stock selection process.

∎

Relative to the Benchmark, the largest active country position was in China and the largest active sector exposure was to financials, where in each case we continue to identify many companies that we believe have strong medium-term growth prospects and are attractively valued.

∎

Despite the large active position in both cases, we believe that the performance of these companies will be influenced by company-specific factors (i.e. that these companies will be largely in control of their own destiny), rather than by correlation to their respective country or sector. As bottom-up investors, we always seek these types of companies.

∎

As of the end of the reporting period, the top five country weightings in the Fund, on an absolute basis, were China (36.4%), India (11.8%), Korea (10.2%), Taiwan (8.9%) and Brazil (6.4%). The Fund had exposure to 11 different countries, and in line with our investment process, we continue to seek out bottom-up investment opportunities where we believe the future earnings potential is not fully reflected in the current share price.

Describe market and portfolio outlook.

∎

We believe that confirmation that trade talks between China and the U.S. will resume, and that the ban on exports to Huawei will be temporarily lifted, is a near-term positive development for EM equities. However, with details lacking, it is unclear if any of the key areas of contention have been resolved. While our view remains that it is in both parties’ interest to resolve their differences, we are also mindful that there will likely be some more bumps on the road to a sustainable resolution, and so some continued volatility in markets should be expected.

∎

Once a resolution is achieved, we believe that investors are likely to focus back on the outlook for corporate profits in EM and the relative valuation versus developed market (DM) equities. Slowing economic growth and rising trade tensions have erased consensus forecast growth in EM corporate earnings for 2019. In our view, this may well prove too pessimistic given that monetary and fiscal policy across EM (and DM) is turning more accommodative. We believe that a return to double digit growth in corporate earnings next year and beyond seems reasonable, given the policy response, while a successful trade resolution would provide further upside to earnings forecasts.

∎

Meanwhile, the relative valuation of EM equities relative to DM equities remains very depressed, suggesting investors do not believe the earnings forecasts for EM are achievable. In our opinion, this makes EM equities a very compelling investment opportunity over the next year and beyond.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6]	INCEPTION DATE	INCEPTION TO DATE
Class A With Load	9/17/2018	11.04%
Class A No Load	9/17/2018	11.04%
Class C With Load	9/17/2018	10.39%
Class C No Load	9/17/2018	10.39%
Class I With Load	9/17/2018	11.26%
Class I No Load	9/17/2018	11.26%
Class Y With Load	9/17/2018	11.26%
Class Y No Load	9/17/2018	11.26%

2.	Inception date: September 17, 2018. A fund’s performance for very short time periods may not be indicative of future performance

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global High Yield Fund 2019 Annual Report

Investment Objective

Barings Global High Yield Fund (“Global High Yield Fund” or the “Fund”) seeks to provide high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from July 1, 2018 through June 30, 2019 of +6.12%, and underperformed the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (the Benchmark), which returned +7.59%.[1,5]

What factors influenced performance of the Fund?

∎

During the one-year period, the global high yield bond market saw strong positive performance despite significant volatility in the fourth quarter of 2018. After ending the calendar year negative, the high yield market rebound was swift and broad, driven by continued economic stability, dovish sentiment from central banks and persistently low inflation.

∎

In general, demand for lower quality paper remained truncated while BB-rated credits outperformed single-B and CCC-rated high yield bonds. As a result, the Fund’s underweight allocation to BB-rated holdings, and overweight allocation to the lower-rated categories relative to the Benchmark, were performance detractors. Security selection across rating categories with a significant portfolio weight was a positive contributor to Fund performance relative to the Benchmark.

∎

From an industry perspective, the Fund remained overweight in the oil and gas sector, which underperformed during the one-year period, resulting in a drag to relative performance. Additionally, credit selection in the space was a significant detractor. Health care, education and child care was also a notable laggard as a result of specific credits held in the Fund.

∎

Across geographies, the notable lag to performance relative to the Benchmark was credit selection in the U.S. Alternatively, credit selection in Europe contributed positively to relative performance. As it relates to the Fund’s regional weightings, an overweight allocation to Europe and underweight position in the U.S. detracted from performance versus the Benchmark as the U.S. market outperformed the European market during the period.

Describe recent portfolio activity.

∎

The Fund continues to favor the single-B-rated subset of the global high yield bond market because we believe it has superior relative value characteristics and a generally lower duration profile. However, the Fund’s exposure to single-B and CCC-rated holdings was moderately reduced as the market remained notably risk-averse after the fourth quarter volatility. The Fund increased its exposure to BB-rated holdings, which saw significant spread tightening during the course of the one-year period.

∎

Across industries, the Fund’s allocation to the oil and gas industry was reduced during the period, as the industry still continues to display higher volatility in tandem with crude oil prices. The sector remains the largest industry sector in the Fund by market value. The telecommunications sector was increased, along with the health care, education and child care sector.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: BofA Merrill Lynch Non-Fin. Developed Markets High Yield Constrained Index. The benchmark contains all securities in The BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member (10 most widely traded currencies), a Western European nation, or a territory of the U.S. or a Western European nation. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Global High Yield Fund 2019 Annual Report

∎

The high yield market rally in the U.S. has outperformed the European market through the first half of 2019. The Fund increased its weighting to U.S. issuers during the period, while reducing European exposure.

Describe portfolio positioning at period end.

∎

The Fund finished the one-year period with a 33.4% weighting to senior secured high yield bonds, and a 54.8% weighting to senior unsecured high yield bonds. The balance of the portfolio was invested in senior secured loans (7.5%), and cash and accrued income (4.0%). A minor position in equity holdings acquired through bond restructurings accounted for 0.3% of Fund holdings by market value.

∎

From an industry perspective, the Fund remains diversified across a number of Moody’s-based industries, with higher concentrations in oil and gas (12.9%), telecommunications (10.0%), and health care, education and child care (9.3%), as of June 30, 2019.

∎

In terms of portfolio credit quality at the end of the period, the Fund had the following weighting breakdown: 3.0% in BBB, 37.7% in BB, 38.7% in single-B, 15.4% in CCC and below, and 4.0% in cash and accrued income. A small portion of the portfolio (1.2%) is designated as non-publicly rated, and is not rated by S&P, Moody’s or Fitch.[2]

∎

The top five countries in the portfolio as of June 30, 2019 were the U.S. (60.0%), the U.K. (15.1%), Germany (4.6%), France (2.7%) and Canada (2.4%). Overall, the Fund has exposure to 16 countries, and supports our focus on building a well-diversified portfolio of global high yield bonds.

Describe market and portfolio outlook.

∎

We believe that corporate fundamentals for high yield borrowers remain relatively healthy overall. As will always be the case, there continues to be individual companies or segments of the market that face headwinds.

∎

Market expectations are that there will not be a material increase in corporate defaults in the near term, and we believe that the recent volatility and trading levels are compensating investors for a higher level of defaults than what corporate fundamentals suggest.

∎

Additionally, while commentary and action by central banks can influence investor sentiment and result in movements of retail fund flows or trading levels, we believe that the central banks may continue to be willing to take steps to support growth, which can be supportive for high yield borrowers and investors.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global High Yield Fund 2019 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	As of June 30, 2019.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value excluding cash and accrued income, may vary over time. As of June 30, 2019.

Barings Global High Yield Fund 2019 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/30/2015	1.56%	5.82%	5.98%
Class A No Load	10/30/2015	5.79%	7.27%	7.17%
Class C With Load	10/30/2015	4.15%	6.51%	6.41%
Class C No Load	10/30/2015	5.13%	6.51%	6.41%
Class I With Load	10/30/2015	6.13%	7.56%	7.45%
Class I No Load	10/30/2015	6.13%	7.56%	7.45%
Class Y With Load	10/30/2015	6.12%	7.56%	7.45%
Class Y No Load	10/30/2015	6.12%	7.56%	7.45%

3.	Inception date: October 30, 2015.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: BofA Merrill Lynch Non-Fin. Developed Markets High Yield Constrained Index. The benchmark contains all securities in The BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member (10 most widely traded currencies), a Western European nation, or a territory of the U.S. or a Western European nation. Indexes are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings U.S. High Yield Fund 2019 Annual Report

Investment Objective

Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from July 1, 2018 through June 30, 2019 of +6.09%, underperforming the Bloomberg Barclays U.S. Corporate High Yield Index (the Benchmark), which returned +7.48%.[1,5]

What factors influenced performance of the Fund?

∎

During the one-year period, the U.S. high yield bond market saw strong positive performance despite significant volatility in the fourth quarter of 2018. After ending the calendar year negative, the high yield market rebound was swift and broad, driven by continued economic stability, dovish sentiment from central banks and persistently low inflation.

∎

In general, demand for lower quality paper remained truncated while BB-rated credits outperformed single-B and CCC-rated high yield bonds. As a result, the Fund’s underweight allocation to BB-rated holdings, and overweight allocation to the lower-rated categories relative to the Benchmark, were performance detractors. Security selection across single-B and CCC-rated credits was a positive contributor to Fund performance versus the Benchmark, while security selection in BB-rated holdings lagged.

∎

From an industry perspective, the Fund’s holdings within the telecommunications sector were positive contributors to performance versus the Index. The mining, steel, iron and non-precious metals sector was the largest detractor from performance as a result of credit selection and an overweight allocation.

Describe recent portfolio activity.

∎

The Fund modestly reduced its overweight allocation to single-B and CCC-rated holdings over the course of the one-year period, through both selective sales and attrition of holdings that had been called or matured. The Fund increased its weighting in BB and BBB-rated holdings, which have outperformed in the first half of the year, given the risk-averse sentiment of high yield investors and attractive relative value characteristics.

∎

Across industries, the Fund’s allocation to the oil and gas industry was reduced during the period, as the industry still continues to display higher volatility in tandem with crude oil prices. The sector remains the largest industry sector in the Fund by market value. The Fund’s exposure to the telecommunications sector was increased, along with the broadcasting and entertainment sector, and the health care, education and child care sector.

Describe portfolio positioning at period end.

∎

On a traded basis, the Fund finished June 30, 2019 with a 15.6% weighting to senior secured high yield bonds, and a 73.1% weighting to senior unsecured bonds. The remaining balance of the portfolio was invested in senior secured loans (8.0%), and cash, accrued and other holdings (3.3%).

∎

From a sector perspective, the Fund remains well diversified across a number of Moody’s-based industries, with higher concentrations in oil and gas (11.8%), telecommunications (10.6%), and broadcasting and entertainment (9.4%), as of June 30, 2019.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2019 Annual Report

∎

In terms of portfolio credit quality, the Fund had the following weighting breakdown: 6.3% in BBB, 41.0% in BB, 34.4% in single-B, 13.9% in CCC and below, and 2.8% in cash and accrued income. The Fund’s weighting in Not Publicly Rated holdings finished the period at 1.6%.[2]

Describe market and portfolio outlook.

∎

In our view, corporate fundamentals for high yield borrowers remain relatively healthy overall. As will always be the case, there continue to be individual companies or segments of the market that face headwinds.

∎

Overall, corporate defaults are not expected to increase materially in the near term, and we believe that the recent volatility and trading levels are compensating investors for a higher level of defaults than what corporate fundamentals suggest.

∎

Additionally, while commentary and action by central banks can influence investor sentiment and result in movements of retail fund flows or trading levels, we believe that the central banks appear to be willing to continue to take steps to support growth, which can be supportive for high yield borrowers and investors.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2019 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	As of June 30, 2019.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2019.

Barings U.S. High Yield Fund 2019 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/30/2015	1.61%	5.21%	5.74%
Class A No Load	10/30/2015	5.84%	6.65%	6.92%
Class C With Load	10/30/2015	4.03%	5.85%	6.12%
Class C No Load	10/30/2015	5.03%	5.85%	6.12%
Class I With Load	10/30/2015	6.07%	6.90%	7.17%
Class I No Load	10/30/2015	6.07%	6.90%	7.17%
Class Y With Load	10/30/2015	6.09%	6.91%	7.17%
Class Y No Load	10/30/2015	6.09%	6.91%	7.17%

3.	Inception date: October 30, 2015.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Funds Trust 2019 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund (formerly Barings Total Return Bond Fund), Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund, Barings Global High Yield Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,047.80	$1,023.90	$5.08
Hypothetical	1.00%	1,000.00	1,019.80	1,009.90	5.01

Class C
Actual	1.74%	1,000.00	1,044.00	1,022.00	8.82
Hypothetical	1.74%	1,000.00	1,016.20	1,008.10	8.70

Class I
Actual	0.75%	1,000.00	1,049.10	1,024.55	3.81
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	1,049.10	1,024.55	3.81
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2019 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,057.70	$1,028.85	$6.12
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class C
Actual	1.95%	1,000.00	1,053.80	1,026.90	9.93
Hypothetical	1.95%	1,000.00	1,015.10	1,007.55	9.74

Class I
Actual	0.95%	1,000.00	1,059.00	1,029.50	4.85
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

Class Y
Actual	0.95%	1,000.00	1,059.00	1,029.50	4.85
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,047.80	$1,023.90	$3.30
Hypothetical	0.65%	1,000.00	1,021.60	1,010.80	3.26

Class C
Actual	0.90%	1,000.00	1,044.00	1,022.00	4.56
Hypothetical	0.90%	1,000.00	1,020.30	1,010.15	4.51

Class I
Actual	0.40%	1,000.00	1,049.10	1,024.55	2.03
Hypothetical	0.40%	1,000.00	1,022.80	1,011.40	2.01

Class Y
Actual	0.40%	1,000.00	1,049.10	1,024.55	2.03
Hypothetical	0.40%	1,000.00	1,022.80	1,011.40	2.01

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2019 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund)

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.78%	$1,000.00	$1,034.60	$1,017.30	$3.93
Hypothetical	0.78%	1,000.00	1,020.90	1,010.45	3.91

Class C
Actual	1.52%	1,000.00	1,030.80	1,015.40	7.65
Hypothetical	1.52%	1,000.00	1,017.30	1,008.65	7.60

Class I
Actual	0.55%	1,000.00	1,035.80	1,017.90	2.78
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.76

Class Y
Actual	0.55%	1,000.00	1,035.80	1,017.90	2.78
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

**

Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.85%	$1,000.00	$1,109.30	$1,054.65	$4.45
Hypothetical	0.85%	1,000.00	1,020.60	1,010.30	4.26

Class C
Actual	1.58%	1,000.00	1,105.30	1,052.65	8.25
Hypothetical	1.58%	1,000.00	1,017.00	1,008.50	7.90

Class I
Actual	0.61%	1,000.00	1,110.60	1,055.30	3.19
Hypothetical	0.61%	1,000.00	1,021.80	1,010.90	3.06

Class Y
Actual	0.60%	1,000.00	1,110.60	1,055.30	3.14
Hypothetical	0.60%	1,000.00	1,021.80	1,010.90	3.01

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2019 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Emerging Markets Equity Fund

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.45%	$1,000.00	$1,152.40	$1,076.20	$7.74
Hypothetical	1.45%	1,000.00	1,017.60	1,008.80	7.25

Class C
Actual	2.20%	1,000.00	1,148.10	1,074.05	11.72
Hypothetical	2.20%	1,000.00	1,013.90	1,006.95	10.99

Class I
Actual	1.20%	1,000.00	1,153.80	1,076.90	6.41
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class Y
Actual	1.20%	1,000.00	1,153.80	1,076.90	6.41
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

**

Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings Global High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,088.50	$1,044.25	$5.44
Hypothetical	1.05%	1,000.00	1,019.60	1,009.80	5.26

Class C
Actual	1.80%	1,000.00	1,085.20	1,042.60	9.31
Hypothetical	1.80%	1,000.00	1,015.90	1,007.95	9.00

Class I
Actual	0.80%	1,000.00	1,090.20	1,045.10	4.15
Hypothetical	0.80%	1,000.00	1,020.80	1,010.40	4.01

Class Y
Actual	0.80%	1,000.00	1,090.20	1,045.10	4.15
Hypothetical	0.80%	1,000.00	1,020.80	1,010.40	4.01

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2019 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,085.60	$1,042.80	$5.17
Hypothetical	1.00%	1,000.00	1,019.80	1,009.90	5.01

Class C
Actual	1.75%	1,000.00	1,081.70	1,040.85	9.03
Hypothetical	1.75%	1,000.00	1,016.10	1,008.05	8.75

Class I
Actual	0.75%	1,000.00	1,087.00	1,043.50	3.88
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	1,087.10	1,043.55	3.88
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2019 Annual Report

FINANCIAL REPORT

Barings Funds Trust 2019 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2019

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND (FORMERLY BARINGS TOTAL RETURN BOND FUND)

Assets
Investments, at fair value (cost $270,767,809, $209,414,498, $718,127,283 and $42,697,609, respectively)	$259,120,620	$198,644,529	$726,655,084	$43,163,759
Cash	23,412,904	15,491,071	–	443,417
Foreign currency, at value (cost $1,140,691, $3,391,489, $0 and $4,508, respectively)	1,140,328	3,406,864	–	4,526
Receivable for investments sold	1,320,562	1,873,135	714,729	424,278
Receivable for Fund shares sold	399,213	95,380	3,999,152	12,709
Interest receivable	1,716,708	2,258,609	4,151,048	315,970
Cash collateral held at broker on open options contracts	–	344,141	–	–
Receivable from adviser (see Note 3)	–	–	–	33,595
Receivable for variation margin on open centrally cleared swap contracts	–	–	1,146	–
Foreign tax reclaims receivable	–	183	4,386	–
Unrealized appreciation on forward foreign currency exchange contracts	81,048	94,580	–	4,206
Prepaid expenses	10,385	3,784	61,845	26,730

Total assets	287,201,768	222,212,276	735,587,390	44,429,190

Liabilities
Payable for investments purchased	573,288	–	11,234,008	414,119
Payable for TBA and when-issued securities purchased	11,617,735	8,462,516	–	1,299,990
Payable for Fund shares repurchased	580,678	480,405	974,377	8,270
Due to custodian	–	–	2,860,144	–
Swap contracts, at fair value (upfront net premiums received of $0, $0, $20,428 and $4,921, respectively)	–	–	52,074	13,018
Payable for variation margin on open futures contracts	–	–	43,936	3,012
Investment advisory fee payable (see Note 3)	133,778	252,786	106,748	–
Cash collateral Due to Broker	–	–	3,740,000	–
Distribution fees payable	16,049	17,416	27,618	212
Shareholder service fees payable	17,323	10,181	45,635	1,534
Dividends payable	234,824	214,593	332,059	74,667
Unrealized depreciation on forward foreign currency exchange contracts	102,331	52,933	–	24,128
Accrued expenses and other liabilities	289,209	230,727	437,514	91,413

Total liabilities	13,565,215	9,721,557	19,854,113	1,930,363

Total net assets	$273,636,553	$212,490,719	$715,733,277	$42,498,827

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2019

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND (FORMERLY BARINGS TOTAL RETURN BOND FUND)

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$295	$238	$721	$43
Additional paid-in capital	286,476,042	227,944,181	715,296,111	42,985,466
Total distributable earnings (accumulated loss)	(12,839,784)	(15,453,700)	436,445	(486,682)

Total net assets (1)	$273,636,553	$212,490,719	$715,733,277	$42,498,827

Class A
Net assets applicable to outstanding shares	$45,213,173	$51,205,142	$135,981,353	$246,636

Shares of beneficial interest outstanding	4,884,613	5,734,302	13,684,621	25,117

Net asset value per share outstanding	$9.26	$8.93	$9.94	$9.82

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.55	$9.30	$9.94	$10.23

Class C
Net assets applicable to outstanding shares	$8,005,318	$8,462,099	$1,178,163	$196,955

Shares of beneficial interest outstanding	868,043	948,798	118,691	20,061

Net asset value per share outstanding	$9.22	$8.92	$9.93	$9.82

Class I
Net assets applicable to outstanding shares	$32,531,155	$23,202,780	$301,309	$12,129,886

Shares of beneficial interest outstanding	3,507,292	2,598,960	30,319	1,235,482

Net asset value per share outstanding	$9.28	$8.93	$9.94	$9.82

Class Y
Net assets applicable to outstanding shares	$187,886,907	$129,620,698	$578,272,452	$29,925,350

Shares of beneficial interest outstanding	20,266,113	14,520,972	58,234,564	3,047,815

Net asset value per share outstanding	$9.27	$8.93	$9.93	$9.82

(1)	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2019

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $47,825,492, $9,384,191, $27,788,536 and $50,143,523, respectively)	$49,033,090	$10,360,716	$26,696,680	$49,530,379
Cash	987,092	769,912	2,432,974	1,805,851
Foreign currency, at value (cost $499,264, $5,531, $17,928 and $0, respectively)	494,846	5,533	17,898	–
Receivable for investments sold	–	–	118,520	48,179
Receivable for Fund shares sold	–	–	7	5,481
Interest receivable	841,699	67,344	400,890	762,004
Receivable from adviser (see Note 3)	35,610	3,178	6,549	–
Cash collateral held at broker on open swap contracts	950,000	–	–	–
Receivable for variation margin on open centrally cleared swap contracts	4,187	–	–	–
Cash collateral held at broker on open future contracts	30,360	–	–	–
Receivable for variation margin on open futures contracts	249	–	–	–
Foreign tax reclaims receivable	–	648	650	297
Unrealized appreciation on forward foreign currency exchange contracts	592,913	–	883	–
Prepaid expenses	23,059	3,213	21,887	23,551

Total assets	52,993,105	11,210,544	29,696,938	52,175,742

Liabilities
Payable for investments purchased	–	–	920,421	–
Payable for TBA and when-issued securities purchased	1,435,254	–	1,179,937	1,159,247
Payable for Fund shares repurchased	–	–	1,877	15,321
Swap contracts, at fair value (upfront net premiums received of $11,325, $0, $0 and $0, respectively)	263,000	–	–	–
Investment advisory fee payable (see Note 3)	–	–	–	14,468
Directors’ fees payable	–	8,503	–	–
Distribution fees payable	292	109	329	778
Shareholder service fees payable	157	–	180	641
Dividends payable	227,982	–	121,146	125,278
Unrealized depreciation on forward foreign currency exchange contracts	510,556	–	77,016	–
Accrued expenses and other liabilities	121,831	77,089	82,377	90,945

Total liabilities	2,559,072	85,701	2,383,283	1,406,678

Total net assets	$50,434,033	$11,124,843	$27,313,655	$50,769,064

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2019

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$50	$10	$29	$52
Additional paid-in capital	51,825,161	9,999,742	28,537,937	51,926,098
Total distributable earnings (accumulated loss)	(1,391,178)	1,125,091	(1,224,311)	(1,157,086)

Total net assets (1)	$50,434,033	$11,124,843	$27,313,655	$50,769,064

Class A
Net assets applicable to outstanding shares	$404,806	$111,042	$2,302,408	$3,840,335

Shares of beneficial interest outstanding	40,230	10,000	242,028	392,237

Net asset value per share outstanding	$10.06	$11.10	$9.51	$9.79

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$10.48	$11.56	$9.91	$10.20

Class C
Net assets applicable to outstanding shares	$261,015	$110,391	$242,001	$97,874

Shares of beneficial interest outstanding	25,936	10,000	25,409	10,000

Net asset value per share outstanding	$10.06	$11.04	$9.52	$9.79

Class I
Net assets applicable to outstanding shares	$23,963,547	$5,451,705	$11,803,153	$12,135,495

Shares of beneficial interest outstanding	2,381,296	490,000	1,240,000	1,240,000

Net asset value per share outstanding	$10.06	$11.13	$9.52	$9.79

Class Y
Net assets applicable to outstanding shares	$25,804,665	$5,451,705	$12,966,093	$34,695,360

Shares of beneficial interest outstanding	2,564,100	490,000	1,362,223	3,545,159

Net asset value per share outstanding	$10.06	$11.13	$9.52	$9.79

(1)	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2019

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND (FORMERLY BARINGS TOTAL RETURN BOND FUND)

Investment Income
Interest income (net of withholding tax of $0, $2,640, $1,677 and $0, respectively)	$16,622,284	$14,461,104	$18,217,367	$1,171,344
Dividends	27,407	5,823	–	113,115
Other income	45,753	8,385	176	–

Total investment income	16,695,444	14,475,312	18,217,543	1,284,459

Operating Expenses
Advisory fees	1,891,720	1,629,494	1,853,894	129,161
12b-1 distribution and servicing plan
Class A	127,532	137,618	375,816	605
Class C	86,592	87,742	6,091	1,953
Shareholder service fee
Class A	34,551	14,551	99,504	30
Class C	4,864	5,129	796	–
Class Y	46,414	37,438	131,307	3,910
Administrator fees	213,311	162,773	323,700	48,759
Custody fees	197,553	156,019	323,453	46,537
Professional fees	111,994	102,394	111,821	67,680
Transfer agent fees	55,406	49,356	92,656	20,742
Directors’ fees	83,964	69,566	125,169	32,247
Registration fees	87,684	121,798	80,914	54,328
Printing and mailing expenses	36,823	36,921	55,106	13,521
Other operating expenses	58,521	45,867	91,372	11,113

Total operating expenses	3,036,929	2,656,666	3,671,599	430,586
Waiver/Reimbursement of expenses
Class A	(128,483)	(89,384)	(376,122)	(6,715)
Class C	(26,525)	(22,950)	(9,787)	(6,281)
Class I	(60,287)	(28,410)	(7,317)	(89,056)
Class Y	(425,661)	(226,537)	(778,908)	(148,836)

Net operating expenses	2,395,973	2,289,385	2,499,465	179,698

Net investment income	14,299,471	12,185,927	15,718,078	1,104,761

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2019

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND (FORMERLY BARINGS TOTAL RETURN BOND FUND)

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	$(2,823,177)	$(5,383,341)	$(493,214)	$(105,354)
Net realized gain (loss) on forward foreign currency exchange contracts	4,813,881	3,669,530	–	(10,209)
Net realized gain on foreign currency and translation	754,531	843,756	–	15,840
Net realized gain (loss) on futures contracts	–	–	(4,665,303)	(258,075)
Net realized gain on swap contracts	–	–	135,318	13,397
Net realized gain (loss) on purchased options	–	(511,938)	–	3,709

Net realized gain (loss)	2,745,235	(1,381,993)	(5,023,199)	(340,692)

Net change in unrealized appreciation (depreciation) on investments	(8,744,618)	(5,721,015)	12,975,830	833,633
Net change in unrealized appreciation on unfunded loan commitments	9,990	14,782	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(650,658)	(774,111)	–	3,054
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(42,540)	744	–	55
Change in net unrealized appreciation (depreciation) on affiliates	–	–	–	(21,907)
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	(3,081,643)	(259,179)
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	(11,999)	358
Net change in unrealized appreciation (depreciation) on purchased option contracts	–	(150,723)	6,168	(3,797)

Net change in unrealized appreciation (depreciation)	(9,427,826)	(6,630,323)	9,888,356	552,217

Net realized and unrealized gains (losses) on investments	(6,682,591)	(8,012,316)	4,865,157	211,525

Net increase in net assets resulting from operations	$7,616,880	$4,173,611	$20,583,235	$1,316,286

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2019

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND [1]	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $11,047, $0, $3,547 and $0, respectively)	$3,212,202	$2,317	$1,779,162	$3,720,788
Dividends	–	174,041	–	–
Other income	70,000	–	4,630	6,696

Total investment income	3,282,202	176,358	1,783,792	3,727,484

Operating Expenses
Advisory fees	356,504	72,836	148,382	291,977
12b-1 distribution and servicing plan
Class A	1,205	202	571	5,147
Class C	2,665	806	1,997	973
Shareholder service fee
Class A	330	–	92	1,931
Class C	56	–	75	–
Class Y	255	–	385	1,036
Administrator fees	64,566	33,628	46,611	63,809
Custody fees	68,971	9,297	25,127	47,212
Professional fees	61,977	65,257	51,510	48,887
Transfer agent fees	28,147	14,000	22,099	20,089
Directors’ fees	35,487	22,500	31,067	36,731
Registration fees	52,934	4,554	52,976	53,033
Printing and mailing expenses	15,316	16,474	12,358	13,625
Other operating expenses	14,726	6,253	10,658	15,614

Total operating expenses	703,139	245,807	403,908	600,064
Waiver/Reimbursement of expenses
Class A	(10,434)	(4,836)	(7,075)	(13,118)
Class C	(8,821)	(4,831)	(7,031)	(5,247)
Class I	(163,253)	(69,009)	(92,171)	(50,100)
Class Y	(172,417)	(69,009)	(97,139)	(127,329)

Net operating expenses	348,214	98,122	200,492	404,270

Net investment income	2,933,988	78,236	1,583,300	3,323,214

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2019

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS GLOBAL EMERGING MARKETS EQUITY FUND [1]	BARINGS GLOBAL HIGH YIELD FUND	BARINGS U.S. HIGH YIELD FUND

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	$(2,070,916	) [2]	$76,264	$(249,836)	$(467,591)
Net realized gain (loss) on forward foreign currency exchange contracts	(626,857)		–	484,537	–
Net realized gain (loss) on foreign currency and translation	(118,308)		(6,295)	52,604	–
Net realized gain (loss) on futures contracts	(90,314)		–	–	–
Net realized gain on swap contracts	672,109		–	–	–
Net realized gain (loss) on purchased options	18,025		–	–	–

Net realized gain (loss)	(2,216,261)		69,969	287,305	(467,591)

Net change in unrealized appreciation (depreciation) on investments	5,159,506	[3]	976,525	(256,098)	140,723
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	639,745		–	(122,031)	–
Net change in unrealized appreciation on foreign currency and translation	14,159		113	1,604	–
Net change in unrealized appreciation (depreciation) on futures contracts	(29,220)		–	–	–
Net change in unrealized appreciation (depreciation) on swap contracts	(639,038)		–	–	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	(37,731)		–	–	–

Net change in unrealized appreciation (depreciation)	5,107,421		976,638	(376,525)	140,723

Net realized and unrealized gains (losses) on investments	2,891,160		1,046,607	(89,220)	(326,868)

Net increase in net assets resulting from operations	$5,825,148		$1,124,843	$1,494,080	$2,996,346

(1)	Fund commenced operations on September 17, 2018.
(2)	Includes realized foreign capital gains taxes of $988.
(3)	Net of change in unrealized appreciation (depreciation) of foreign capital gains taxes of $(599).

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018

Operations
Net investment income	$14,299,471	$9,760,403	$12,185,927	$9,588,045
Net realized gain (loss) on investments	2,745,235	(1,856,944)	(1,381,993)	677,960
Net change in unrealized appreciation (depreciation) on investments	(9,427,826)	362,889	(6,630,323)	(4,509,081)

Net increase in net assets resulting from operations	7,616,880	8,266,348	4,173,611	5,756,924

Dividends and distributions
Class A	(2,631,234)	(2,063,485)	(3,633,155)	(1,756,888)

Class C	(385,566)	(270,057)	(505,418)	(327,000)

Class I	(1,747,985)	(854,559)	(1,282,074)	(1,145,985)

Class Y	(10,875,941)	(5,403,280)	(8,847,995)	(5,859,509)

Total Dividends and distributions (1)(2)	(15,640,726)	(8,591,381)	(14,268,642)	(9,089,382)

Return of capital
Class A	–	(279,765)	(63,546)	(100,036)

Class C	–	(35,709)	(9,510)	(17,976)

Class I	–	(107,589)	(25,629)	(57,195)

Class Y	–	(748,240)	(165,268)	(321,100)

Total Return of capital	–	(1,171,303)	(263,953)	(496,307)

Capital Share Transactions
Net proceeds from sale of shares	181,096,638	112,207,247	92,707,830	121,425,079
Net Asset Value of shares issued to shareholders in payment of distributions declared	12,277,586	8,983,366	10,875,940	6,045,876
Cost of shares redeemed	(164,501,029)	(62,757,889)	(112,233,144)	(43,918,289)

Net increase (decrease) in net assets resulting from capital stock transactions	28,873,195	58,432,724	(8,649,374)	83,552,666

Total increase (decrease) in net assets	20,849,349	56,936,388	(19,008,358)	79,723,901

Net Assets
Beginning of year	252,787,204	195,850,816	231,499,077	151,775,176

End of year	$273,636,553	$252,787,204	$212,490,719	$231,499,077

(1)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Global Floating Rate Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(2,063,485) and $0 for Class A, $(270,057) and $0 for Class C, $(854,559) and $0 for Class I and $(5,403,280) and $0 for Class Y. The undistributed net investment income (loss) was $(113,373) as of the year ended June 30, 2018.
(2)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Global Credit Income Opportunities Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(1,756,888) and $0 for Class A, $(327,000) and $0 for Class C, $(1,145,985) and $0 for Class I and $(5,859,509) and $0 for Class Y. The undistributed net investment income (loss) was $(305,680) as of the year ended June 30, 2018.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS DIVERSIFIED INCOME FUND (FORMERLY BARINGS TOTAL RETURN BOND FUND)
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018

Operations
Net investment income	$15,718,078	$9,285,132	$1,104,761	$903,641
Net realized gain (loss) on investments	(5,023,199)	1,300,980	(340,692)	(118,675)
Net change in unrealized appreciation (depreciation) on investments	9,888,356	(5,924,031)	552,217	(750,496)

Net increase in net assets resulting from operations	20,583,235	4,662,081	1,316,286	34,470

Dividends and distributions
Class A	(4,327,284)	(3,875,523)	(7,516)	(6,279)

Class C	(31,974)	(19,495)	(4,785)	(4,440)

Class I	(9,407)	(7,420)	(413,758)	(392,338)

Class Y	(11,907,536)	(6,664,499)	(678,343)	(573,463)

Total Dividends and distributions (1)(2)	(16,276,201)	(10,566,937)	(1,104,402)	(976,520)

Return of capital
Class A	–	–	–	(217)

Class C	–	–	–	(153)

Class I	–	–	–	(13,609)

Class Y	–	–	–	(19,524)

Total Return of capital	–	–	–	(33,503)

Capital Share Transactions
Net proceeds from sale of shares	531,527,546	354,038,993	16,053,424	2,983,984
Net Asset Value of shares issued to shareholders in payment of distributions declared	13,533,610	9,474,859	262,817	183,911
Cost of shares redeemed	(264,419,113)	(250,813,003)	(2,915,535)	(3,661,938)

Net increase (decrease) in net assets resulting from capital stock transactions	280,642,043	112,700,849	13,400,706	(494,043)

Total increase (decrease) in net assets	284,949,077	106,795,993	13,612,590	(1,469,596)

Net Assets
Beginning of year	430,784,200	323,988,207	28,886,237	30,355,833

End of year	$715,733,277	$430,784,200	$42,498,827	$28,886,237

(1)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Active Short Duration Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(3,385,234) and $(490,289) for Class A, $(17,041) and $(2,454) for Class C, $(6,510) and $(910) for Class I and $(5,887,689) and $(776,810) for Class Y. The undistributed net investment income (loss) was $(10,364) as of the year ended June 30, 2018.
(2)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Diversified Income Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(6,279) and $0 for Class A, $(4,440) and $0 for Class C, $(392,338) and $0 for Class I and $(573,463) and $0 for Class Y. The undistributed net investment income (loss) was $(60,031) as of the year ended June 30, 2018.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS GLOBAL EMERGING MARKETS EQUITY FUND
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	PERIOD FROM SEPTEMBER 17, 2018 TO JUNE 30, 2019 (1)

Operations
Net investment income	$2,933,988	$1,225,718	$78,236
Net realized gain (loss) on investments	(2,216,261)	232,231	69,969
Net change in unrealized appreciation (depreciation) on investments	5,107,421	(4,915,528)	976,638

Net increase (decrease) in net assets from operations	5,825,148	(3,457,579)	1,124,843

Dividends and distributions
Class A	(27,569)	(46,971)	–

Class C	(13,395)	(17,558)	–

Class I	(1,355,443)	(700,991)	–

Class Y	(1,420,530)	(722,445)	–

Total Dividends and distributions (2)	(2,816,937)	(1,487,965)	–

Class A	(2,043)	–	–

Class C	(1,174)	–	–

Class I	(126,191)	–	–

Class Y	(133,784)	–	–

Total Return of capital	(263,192)	–	–

Capital Share Transactions
Net proceeds from sale of shares	1,762,308	41,179,347	10,000,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	64,652	43,749	–
Cost of shares redeemed	(752,758)	(498,234)	–

Net increase in net assets resulting from capital stock transactions	1,074,202	40,724,862	10,000,000

Total increase in net assets	3,819,221	35,779,318	11,124,843

Net Assets
Beginning of year	46,614,812	10,835,494	–

End of year	$50,434,033	$46,614,812	$11,124,843

(1)	Fund commenced operations on September 17, 2018.
(2)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Emerging Markets Debt Blended Total Return Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(29,114) and $(17,857) for Class A, $(10,947) and $(6,611) for Class C, $(556,464) and $(144,527) for Class I and $(570,211) and $(152,234) for Class Y. The undistributed net investment income was $123,614 as of the year ended June 30, 2018.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL HIGH YIELD FUND		BARINGS U.S. HIGH YIELD FUND
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018

Operations
Net investment income	$1,583,300	$1,649,437	$3,323,214	$2,245,957
Net realized gain (loss) on investments	287,305	402,802	(467,591)	150,989
Net change in unrealized appreciation (depreciation) on investments	(376,525)	(1,472,755)	140,723	(1,765,072)

Net increase in net assets resulting from operations	1,494,080	579,484	2,996,346	631,874

Dividends and distributions
Class A	(17,780)	(9,066)	(123,204)	(210,019)

Class C	(15,389)	(17,640)	(5,130)	(9,206)

Class I	(1,021,950)	(1,081,306)	(869,451)	(1,394,522)

Class Y	(1,064,337)	(1,191,673)	(2,324,075)	(1,602,934)

Total Dividends and distributions (1)(2)	(2,119,456)	(2,299,685)	(3,321,860)	(3,216,681)

Capital Share Transactions
Net proceeds from sale of shares	6,816,400	3,560,120	8,045,852	29,139,508
Net Asset Value of shares issued to shareholders in payment of distributions declared	47,989	116,325	1,787,969	882,238
Cost of shares redeemed	(3,751,131)	(4,970,047)	(15,746,520)	(3,532,281)

Net increase (decrease) in net assets resulting from capital stock transactions	3,113,258	(1,293,602)	(5,912,699)	26,489,465

Total increase (decrease) in net assets	2,487,882	(3,013,803)	(6,238,213)	23,904,658

Net Assets
Beginning of year	24,825,773	27,839,576	57,007,277	33,102,619

End of year	$27,313,655	$24,825,773	$50,769,064	$57,007,277

(1)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings Global High Yield Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(6,439) and $(2,627) for Class A, $(11,793) and $(5,847) for Class C, $(775,770) and $(305,536) for Class I and $(855,423) and $(336,250) for Class Y. The undistributed net investment income (loss) was $(440) as of the year ended June 30, 2018.
(2)	The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in November 2018. Included in Barings U.S. High Yield Fund’s total distributions for net investment income and net realized gains, respectively, as of the year ended June 30, 2018 was $(139,147) and $(70,872) for Class A, $(5,823) and $(3,383) for Class C, $(944,699) and $(449,823) for Class I and $(1,156,409) and $(446,525) for Class Y. The undistributed net investment income (loss) was $(536) as of the year ended June 30, 2018.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015

Per Common Share Data
Net asset value, beginning of year	$9.48	$9.54		$9.13		$9.60		$10.20
Income from investment operations:
Net investment income (1)	0.44	0.43		0.43		0.44		0.44
Net realized and unrealized gain (loss) on investments	(0.18)	(0.06)		0.42		(0.45)		(0.35)

Total increase (decrease) from investment operations	0.26	0.37		0.85		(0.01)		0.09

Less dividends and distributions:
From net investment income	(0.44)	(0.38)		(0.31)		(0.46)		(0.68)
From net realized gain	(0.04)	–		–		–		(0.01)
From return of capital	–	(0.05)		(0.13)		–		–

Total dividends and distributions	(0.48)	(0.43)		(0.44)		(0.46)		(0.69)

Redemption fees	–	–		–		–		0.00	(2)

Net asset value, at end of year	$9.26	$9.48		$9.54		$9.13		$9.60

Total investment return (3)	2.77%	4.00%		9.47%		(0.04)%		0.95%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$45,213	$53,371		$45,363		$13,980		$5,153
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.25%	1.26%		1.37%		1.72%		1.74%
Ratio of net expenses to average net assets (4)	1.00%	0.96	%(5)	0.99	%(6)	1.05	%(7)	1.05	%(7)
Ratio of net investment income to average net assets	4.72%	4.55%		4.52%		4.74%		4.44%
Portfolio turnover rate	46.51%	57.74%		47.06%		62.99%		63.17%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(5)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(6)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(7)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015

Per Common Share Data
Net asset value, beginning of year	$9.45		$9.51		$9.10		$9.57		$10.16
Income from investment operations:
Net investment income (1)	0.37		0.36		0.37		0.37		0.35
Net realized and unrealized gain (loss) on investments	(0.19)		(0.06)		0.41		(0.45)		(0.33)

Total increase (decrease) from investment operations	0.18		0.30		0.78		(0.08)		0.02

Less dividends and distributions:
From net investment income	(0.37)		(0.32)		(0.26)		(0.39)		(0.60)
From net realized gain	(0.04)		–		–		–		(0.01)
From return of capital	–		(0.04)		(0.11)		–		–

Total dividends and distributions	(0.41)		(0.36)		(0.37)		(0.39)		(0.61)

Redemption fees	–		–		–		–		0.00	(2)

Net asset value, at end of year	$9.22		$9.45		$9.51		$9.10		$9.57

Total investment return (3)	2.02%		3.24%		8.68%		(0.81)%		0.30%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$8,005		$8,311		$8,018		$6,803		$5,461
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.05%		2.09%		2.24%		2.50%		3.12%
Ratio of net expenses to average net assets (4)	1.74	%(5)	1.70	%(5)	1.71	%(6)	1.80	%(7)	1.80	%(7)
Ratio of net investment income to average net assets	4.00%		3.80%		3.91%		4.04%		3.60%
Portfolio turnover rate	46.51%		57.74%		47.06%		62.99%		63.17%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(5)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(6)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(7)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015

Per Common Share Data
Net asset value, beginning of year	$9.50	$9.56		$9.15	$9.62	$10.21
Income from investment operations:
Net investment income (1)	0.47	0.46		0.47	0.47	0.46
Net realized and unrealized gain (loss) on investments	(0.18)	(0.06)		0.40	(0.45)	(0.34)

Total increase from investment operations	0.29	0.40		0.87	0.02	0.12

Less dividends and distributions:
From net investment income	(0.47)	(0.41)		(0.32)	(0.49)	(0.70)
From net realized gain	(0.04)	–		–	–	(0.01)
From return of capital	–	(0.05)		(0.14)	–	–

Total dividends and distributions	(0.51)	(0.46)		(0.46)	(0.49)	(0.71)

Redemption fees	–	–		–	–	0.00 (2)

Net asset value, at end of year	$9.28	$9.50		$9.56	$9.15	$9.62

Total investment return (3)	3.04%	4.28%		9.74%	0.25%	1.34%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$32,531	$18,370		$19,733	$19,903	$25,885
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.94%	1.03%		1.16%	1.29%	1.31%
Ratio of net expenses to average net assets (4)	0.75%	0.71	%(5)	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.01%	4.78%		4.90%	5.07%	4.69%
Portfolio turnover rate	46.51%	57.74%		47.06%	62.99%	63.17%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(5)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015

Per Common Share Data
Net asset value, beginning of year	$9.50	$9.56		$9.15	$9.62	$10.21
Income from investment operations:
Net investment income (1)	0.47	0.46		0.47	0.47	0.45
Net realized and unrealized gain (loss) on investments	(0.19)	(0.06)		0.40	(0.45)	(0.33)

Total increase from investment operations	0.28	0.40		0.87	0.02	0.12

Less dividends and distributions:
From net investment income	(0.47)	(0.41)		(0.32)	(0.49)	(0.70)
From net realized gain	(0.04)	–		–	–	(0.01)
From return of capital	–	(0.05)		(0.14)	–	–

Total dividends and distributions	(0.51)	(0.46)		(0.46)	(0.49)	(0.71)

Redemption fees	–	–		–	–	0.00 (2)

Net asset value, at end of year	$9.27	$9.50		$9.56	$9.15	$9.62

Total investment return (3)	3.03%	4.27%		9.73%	0.22%	1.28%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$187,887	$172,736		$122,736	$125,957	$129,659
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.96%	1.01%		1.14%	1.27%	1.25%
Ratio of net expenses to average net assets (4)	0.75%	0.71	%(5)	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	4.99%	4.79%		4.90%	5.08%	4.58%
Portfolio turnover rate	46.51%	57.74%		47.06%	62.99%	63.17%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(5)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015

Per Common Share Data
Net asset value, beginning of year	$9.32	$9.51	$8.80	$9.51	$10.45
Income from investment operations:
Net investment income (1)	0.50	0.49	0.55	0.56	0.54
Net realized and unrealized gain (loss) on investments	(0.30)	(0.19)	0.71	(0.66)	(0.57)

Total increase (decrease) from investment operations	0.20	0.30	1.26	(0.10)	(0.03)

Less dividends and distributions:
From net investment income	(0.48)	(0.47)	(0.50)	(0.61)	(0.78)
From net realized gain	(0.10)	–	–	–	(0.13)
From return of capital	(0.01)	(0.02)	(0.05)	–	–

Total dividends and distributions	(0.59)	(0.49)	(0.55)	(0.61)	(0.91)

Redemption fees	–	–	–	–	0.00 (2)

Net asset value, at end of year	$8.93	$9.32	$9.51	$8.80	$9.51

Total investment return (3)	2.39%	3.24%	14.61%	(0.84)%	(0.11)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$51,205	$60,507	$26,904	$12,340	$12,718
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.36%	1.38%	1.56%	1.90%	1.98%
Ratio of net expenses to average net assets (4)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	5.46%	5.17%	5.83%	6.28%	5.46%
Portfolio turnover rate	58.78%	52.29%	48.69%	58.08%	84.65%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015

Per Common Share Data
Net asset value, beginning of year	$9.31	$9.50	$8.79	$9.50	$10.45
Income from investment operations:
Net investment income (1)	0.43	0.42	0.48	0.49	0.47
Net realized and unrealized gain (loss) on investments	(0.29)	(0.19)	0.71	(0.65)	(0.58)

Total increase (decrease) from investment operations	0.14	0.23	1.19	(0.16)	(0.11)

Less dividends and distributions:
From net investment income	(0.42)	(0.40)	(0.43)	(0.55)	(0.71)
From net realized gain	(0.10)	–	–	–	(0.13)
From return of capital	(0.01)	(0.02)	(0.05)	–	–

Total dividends and distributions	(0.53)	(0.42)	(0.48)	(0.55)	(0.84)

Redemption fees	–	–	–	–	0.00 (2)

Net asset value, at end of year	$8.92	$9.31	$9.50	$8.79	$9.50

Total investment return (3)	1.63%	2.47%	13.75%	(1.59)%	(0.93)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$8,462	$8,842	$6,628	$3,578	$3,579
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.21%	2.21%	2.39%	2.91%	4.09%
Ratio of net expenses to average net assets (4)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	4.73%	4.44%	5.12%	5.50%	4.79%
Portfolio turnover rate	58.78%	52.29%	48.69%	58.08%	84.65%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015

Per Common Share Data
Net asset value, beginning of year	$9.32	$9.50	$8.80	$9.51	$10.46
Income from investment operations:
Net investment income (1)	0.52	0.51	0.58	0.58	0.56
Net realized and unrealized gain (loss) on investments	(0.29)	(0.18)	0.70	(0.65)	(0.58)

Total increase (decrease) from investment operations	0.23	0.33	1.28	(0.07)	(0.02)

Less dividends and distributions:
From net investment income	(0.51)	(0.49)	(0.52)	(0.64)	(0.80)
From net realized gain	(0.10)	–	–	–	(0.13)
From return of capital	(0.01)	(0.02)	(0.06)	–	–

Total dividends and distributions	(0.62)	(0.51)	(0.58)	(0.64)	(0.93)

Redemption fees	–	–	–	–	0.00 (2)

Net asset value, at end of year	$8.93	$9.32	$9.50	$8.80	$9.51

Total investment return (3)	2.65%	3.49%	14.90%	(0.61)%	0.05%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$23,203	$21,788	$22,228	$24,689	$26,428
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.09%	1.13%	1.27%	1.54%	1.58%
Ratio of net expenses to average net assets (4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.69%	5.45%	6.22%	6.54%	5.69%
Portfolio turnover rate	58.78%	52.29%	48.69%	58.08%	84.65%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015

Per Common Share Data
Net asset value, beginning of year	$9.31	$9.50	$8.80	$9.51	$10.46
Income from investment operations:
Net investment income (1)	0.52	0.51	0.57	0.59	0.56
Net realized and unrealized gain (loss) on investments	(0.28)	(0.19)	0.71	(0.66)	(0.58)

Total increase (decrease) from investment operations	0.24	0.32	1.28	(0.07)	(0.02)

Less dividends and distributions:
From net investment income	(0.51)	(0.49)	(0.52)	(0.64)	(0.80)
From net realized gain	(0.10)	–	–	–	(0.13)
From return of capital	(0.01)	(0.02)	(0.06)	–	–

Total dividends and distributions	(0.62)	(0.51)	(0.58)	(0.64)	(0.93)

Redemption fees	–	–	–	–	0.00 (2)

Net asset value, at end of year	$8.93	$9.31	$9.50	$8.80	$9.51

Total investment return (3)	2.64%	3.48%	14.90%	(0.61)%	0.05%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$129,621	$140,362	$96,014	$58,312	$39,006
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.12%	1.14%	1.28%	1.55%	1.58%
Ratio of net expenses to average net assets (4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.71%	5.43%	6.14%	6.56%	5.67%
Portfolio turnover rate	58.78%	52.29%	48.69%	58.08%	84.65%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.88	$10.01	$9.98		$10.00
Income from investment operations:
Net investment income (2)	0.27	0.21	0.17		0.15
Net realized and unrealized gain (loss) on investments	0.08	(0.10)	0.03		(0.03	)(3)

Total increase from investment operations	0.35	0.11	0.20		0.12

Less dividends and distributions:
From net investment income	(0.27)	(0.21)	(0.17)		(0.14)
From net realized gain	(0.02)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.29)	(0.24)	(0.17)		(0.14)

Net asset value, at end of year	$9.94	$9.88	$10.01		$9.98

Total investment return (5)	3.52%	1.10%	2.12%		1.17	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$135,981	$177,020	$119,189		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.90%	0.94%	1.06%		1.18	%(7)
Ratio of net expenses to average net assets (8)	0.65%	0.65%	0.65%		0.65	%(7)
Ratio of net investment income to average net assets	2.75%	2.15%	1.72%		1.51	%(7)
Portfolio turnover rate	43.15%	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.87	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.25	0.19	0.19		0.07
Net realized and unrealized gain (loss) on investments	0.08	(0.11)	0.05		(0.03	)(3)

Total increase from investment operations	0.33	0.08	0.24		0.04

Less dividends and distributions:
From net investment income	(0.25)	(0.19)	(0.20)		(0.07)
From net realized gain	(0.02)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.27)	(0.22)	(0.20)		(0.07)

Net asset value, at end of year	$9.93	$9.87	$10.01		$9.97

Total investment return (5)	3.23%	0.84%	2.41%		0.39	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$1,178	$1,139	$236		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.70%	1.95%	3.09	%(7)	5.44	%(8)(9)
Ratio of net expenses to average net assets (10)	0.90%	0.90%	0.40	%(7)	1.40	%(8)(9)
Ratio of net investment income to average net assets	2.51%	1.92%	1.94	%(7)	0.71	%(8)(9)
Portfolio turnover rate	43.15%	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(8)	Annualized for periods less than one full year.
(9)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(10)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.88	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.30	0.24	0.18		0.16
Net realized and unrealized gain (loss) on investments	0.08	(0.10)	0.06		(0.03	)(3)

Total increase from investment operations	0.38	0.14	0.24		0.13

Less dividends and distributions:
From net investment income	(0.30)	(0.24)	(0.20)		(0.16)
From net realized gain	(0.02)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.32)	(0.27)	(0.20)		(0.16)

Net asset value, at end of year	$9.94	$9.88	$10.01		$9.97

Total investment return (5)	3.78%	1.39%	2.44%		1.35	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$301	$300	$100		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.84%	3.07%	1.67%		0.96	%(7)
Ratio of net expenses to average net assets (8)	0.40%	0.40%	0.40%		0.44	%(7)
Ratio of net investment income to average net assets	3.01%	2.39%	1.84%		1.67	%(7)
Portfolio turnover rate	43.15%	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.87	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.30	0.24	0.20		0.17
Net realized and unrealized gain (loss) on investments	0.07	(0.11)	0.04		(0.04	)(3)

Total increase from investment operations	0.37	0.13	0.24		0.13

Less dividends and distributions:
From net investment income	(0.29)	(0.24)	(0.20)		(0.16)
From net realized gain	(0.02)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.31)	(0.27)	(0.20)		(0.16)

Net asset value, at end of year	$9.93	$9.87	$10.01		$9.97

Total investment return (5)	3.78%	1.35%	2.38%		1.36	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$578,272	$252,325	$204,464		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.61%	0.70%	0.82%		0.87	%(7)
Ratio of net expenses to average net assets (8)	0.40%	0.40%	0.40%		0.41	%(7)
Ratio of net investment income to average net assets	3.06%	2.39%	1.97%		1.73	%(7)
Portfolio turnover rate	43.15%	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.77		$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.30		0.27	0.25	0.25
Net realized and unrealized gain (loss) on investments	0.06		(0.28)	(0.09)	0.20

Total increase (decrease) from investment operations	0.36		(0.01)	0.16	0.45

Less dividends and distributions:
From net investment income	(0.31)		(0.29)	(0.26)	(0.25)
From net realized gain	–		–	–	(0.02)
From return of capital	–		(0.01)	–	–

Total dividends and distributions	(0.31)		(0.30)	(0.26)	(0.27)

Net asset value, at end of year	$9.82		$9.77	$10.08	$10.18

Total investment return (3)	3.77%		(0.12)%	1.65%	4.63	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$247		$207	$218	$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.57%		3.72%	3.52%	5.60	%(5)
Ratio of net expenses to average net assets (6)(7)	0.79	%(8)	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets	3.11%		2.70%	2.49%	2.52	%(5)
Portfolio turnover rate	192.64%		172.39%	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.77		$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.24		0.19	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.05		(0.27)	(0.08)	0.21

Total increase (decrease) from investment operations	0.29		(0.08)	0.09	0.38

Less dividends and distributions:
From net investment income	(0.24)		(0.22)	(0.19)	(0.18)
From net realized gain	–		–	–	(0.02)
From return of capital	–		(0.01)	–	–

Total dividends and distributions	(0.24)		(0.23)	(0.19)	(0.20)

Net asset value, at end of year	$9.82		$9.77	$10.08	$10.18

Total investment return (3)	2.99%		(0.87)%	0.89%	3.87	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$197		$196	$202	$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.75%		4.60%	4.41%	6.38	%(5)
Ratio of net expenses to average net assets (6)(7)	1.54	%(8)	1.55%	1.55%	1.55	%(5)
Ratio of net investment income to average net assets	2.45%		1.95%	1.74%	1.77	%(5)
Portfolio turnover rate	192.64%		172.39%	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.77		$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.33		0.29	0.28	0.27
Net realized and unrealized gain (loss) on investments	0.05		(0.27)	(0.09)	0.20

Total increase from investment operations	0.38		0.02	0.19	0.47

Less dividends and distributions:
From net investment income	(0.33)		(0.32)	(0.29)	(0.27)
From net realized gain	–		–	–	(0.02)
From return of capital	–		(0.01)	–	–

Total dividends and distributions	(0.33)		(0.33)	(0.29)	(0.29)

Net asset value, at end of year	$9.82		$9.77	$10.08	$10.18

Total investment return (3)	4.01%		0.13%	1.90%	4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,130		$12,070	$12,457	$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.29%		1.30%	1.36%	1.37	%(5)
Ratio of net expenses to average net assets (6)(7)	0.55	%(8)	0.55%	0.55%	0.55	%(5)
Ratio of net investment income to average net assets	3.44%		2.94%	2.74%	2.77	%(5)
Portfolio turnover rate	192.64%		172.39%	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.77		$10.08	$10.18	$10.00
Income from investment operations:
Net investment income (2)	0.33		0.29	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.05		(0.27)	(0.08)	0.20

Total increase from investment operations	0.38		0.02	0.19	0.47

Less dividends and distributions:
From net investment income	(0.33)		(0.32)	(0.29)	(0.27)
From net realized gain	–		–	–	(0.02)
From return of capital	–		(0.01)	–	–

Total dividends and distributions	(0.33)		(0.33)	(0.29)	(0.29)

Net asset value, at end of year	$9.82		$9.77	$10.08	$10.18

Total investment return (3)	4.01%		0.13%	1.90%	4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$29,925		$16,414	$17,478	$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.30%		1.33%	1.36%	1.36	%(5)
Ratio of net expenses to average net assets (6)(7)	0.55	%(8)	0.55%	0.55%	0.55	%(5)
Ratio of net investment income to average net assets	3.42%		2.95%	2.72%	2.77	%(5)
Portfolio turnover rate	192.64%		172.39%	242.55%	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.55		0.45		0.42		0.43
Net realized and unrealized gain (loss) on investments	0.60		(0.64)		0.73		(0.19)

Total increase (decrease) from investment operations	1.15		(0.19)		1.15		0.24

Less dividends and distributions:
From net investment income	(0.55)		(0.55)		(0.50)		(0.34)
From net realized gain	–		(0.30)		–		(0.00	)(3)
From return of capital	(0.05)		–		–		–

Total dividends and distributions	(0.60)		(0.85)		(0.50)		(0.34)

Net asset value, at end of year	$10.06		$9.51		$10.55		$9.90

Total investment return (4)	12.59%		(2.21)%		11.94%		2.62	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$405		$566		$211		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.19%		3.63%		5.77%		6.82	%(6)
Ratio of net expenses to average net assets (7)	1.02	%(8)	1.11	%(8)	1.15	%(8)	1.16	%(6)
Ratio of net investment income to average net assets	5.74%		4.33%		4.17%		6.52	%(6)
Portfolio turnover rate	89.98%		51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.49		0.48		0.35		0.38
Net realized and unrealized gain (loss) on investments	0.59		(0.74)		0.73		(0.19)

Total increase (decrease) from investment operations	1.08		(0.26)		1.08		0.19

Less dividends and distributions:
From net investment income	(0.48)		(0.48)		(0.43)		(0.29)
From net realized gain	–		(0.30)		–		(0.00	)(3)
From return of capital	(0.05)		–		–		–

Total dividends and distributions	(0.53)		(0.78)		(0.43)		(0.29)

Net asset value, at end of year	$10.06		$9.51		$10.55		$9.90

Total investment return (4)	11.78%		(2.90)%		11.11%		2.10	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$261		$277		$222		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.02%		5.85%		6.47%		7.57	%(6)
Ratio of net expenses to average net assets (7)	1.71	%(8)	1.85	%(8)	1.89	%(8)	1.90	%(6)
Ratio of net investment income to average net assets	5.14%		4.63%		3.44%		5.79	%(6)
Portfolio turnover rate	89.98%		51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.59		0.54		0.45		0.45
Net realized and unrealized gain (loss) on investments	0.58		(0.70)		0.73		(0.19)

Total increase (decrease) from investment operations	1.17		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.57)		(0.58)		(0.53)		(0.36)
From net realized gain	–		(0.30)		–		(0.00	)(3)
From return of capital	(0.05)		–		–		–

Total dividends and distributions	(0.62)		(0.88)		(0.53)		(0.36)

Net asset value, at end of year	$10.06		$9.51		$10.55		$9.90

Total investment return (4)	12.86%		(1.94)%		12.22%		2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$23,964		$22,650		$5,063		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.44%		1.94%		2.76%		2.58	%(6)
Ratio of net expenses to average net assets (7)	0.73	%(8)	0.80	%(8)	0.90	%(8)	0.92	%(6)
Ratio of net investment income to average net assets	6.18%		5.31%		4.42%		6.77	%(6)
Portfolio turnover rate	89.98%		51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.59		0.55		0.45		0.45
Net realized and unrealized gain (loss) on investments	0.58		(0.71)		0.73		(0.19)

Total increase (decrease) from investment operations	1.17		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.57)		(0.58)		(0.53)		(0.36)
From net realized gain	–		(0.30)		–		(0.00	)(3)
From return of capital	(0.05)		–		–		–

Total dividends and distributions	(0.62)		(0.88)		(0.53)		(0.36)

Net asset value, at end of year	$10.06		$9.51		$10.55		$9.90

Total investment return (4)	12.86%		(1.94)%		12.22%		2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$25,805		$23,122		$5,340		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.44%		1.95%		2.77%		2.58	%(6)
Ratio of net expenses to average net assets (7)	0.72	%(8)	0.80	%(8)	0.90	%(8)	0.92	%(6)
Ratio of net investment income to average net assets	6.19%		5.38%		4.43%		6.77	%(6)
Portfolio turnover rate	89.98%		51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.06
Net realized and unrealized gain on investments	1.04

Total increase from investment operations	1.10

Net asset value, at end of year	$11.10

Total investment return (3)	11.04	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$111
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.43	%(5)
Ratio of net expenses to average net assets (6)	1.45	%(5)
Ratio of net investment income to average net assets	0.73	%(5)
Portfolio turnover rate	7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.45% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.00	(3)
Net realized and unrealized gain on investments	1.04

Total increase from investment operations	1.04

Net asset value, at end of year	$11.04

Total investment return (4)	10.39	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$110
Ratio of total expenses (before reductions and reimbursements) to average net assets	8.19	%(6)
Ratio of net expenses to average net assets (7)	2.20	%(6)
Ratio of net investment loss to average net assets	(0.03	)%(6)
Portfolio turnover rate	7.48	%(5)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $0.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 2.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.08
Net realized and unrealized gain on investments	1.05

Total increase from investment operations	1.13

Net asset value, at end of year	$11.13

Total investment return (3)	11.26	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.94	%(5)
Ratio of net expenses to average net assets (6)	1.20	%(5)
Ratio of net investment income to average net assets	0.98	%(5)
Portfolio turnover rate	7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.08
Net realized and unrealized gain on investments	1.05

Total increase from investment operations	1.13

Net asset value, at end of year	$11.13

Total investment return (3)	11.26	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.94	%(5)
Ratio of net expenses to average net assets (6)	1.20	%(5)
Ratio of net investment income to average net assets	0.98	%(5)
Portfolio turnover rate	7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.78	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.58	0.60	0.64	0.38
Net realized and unrealized gain (loss) on investments	(0.05)	(0.41)	0.77	0.05

Total increase from investment operations	0.53	0.19	1.41	0.43

Less dividends and distributions:
From net investment income	(0.59)	(0.60)	(0.64)	(0.38)
From net realized gain	(0.21)	(0.25)	(0.38)	–

Total dividends and distributions	(0.80)	(0.85)	(1.02)	(0.38)

Net asset value, at end of year	$9.51	$9.78	$10.44	$10.05

Total investment return (3)	5.79%	1.79%	14.61%	4.45	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$2,302	$106	$111	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.15%	6.55%	6.27%	7.14	%(5)
Ratio of net expenses to average net assets (6)	1.05%	1.05%	1.05%	1.04	%(5)
Ratio of net investment income to average net assets	6.08%	5.89%	6.20%	5.83	%(5)
Portfolio turnover rate	67.53%	65.26%	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.78	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.52	0.52	0.56	0.33
Net realized and unrealized gain (loss) on investments	(0.05)	(0.41)	0.77	0.05

Total increase from investment operations	0.47	0.11	1.33	0.38

Less dividends and distributions:
From net investment income	(0.52)	(0.52)	(0.56)	(0.33)
From net realized gain	(0.21)	(0.25)	(0.38)	–

Total dividends and distributions	(0.73)	(0.77)	(0.94)	(0.33)

Net asset value, at end of year	$9.52	$9.78	$10.44	$10.05

Total investment return (3)	5.13%	1.04%	13.75%	3.94	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$242	$197	$247	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.32%	4.80%	4.94%	7.89	%(5)
Ratio of net expenses to average net assets (6)	1.80%	1.80%	1.80%	1.78	%(5)
Ratio of net investment income to average net assets	5.40%	5.14%	5.40%	5.09	%(5)
Portfolio turnover rate	67.53%	65.26%	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.78	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.61	0.63	0.67	0.39
Net realized and unrealized gain (loss) on investments	(0.05)	(0.41)	0.77	0.05

Total increase from investment operations	0.56	0.22	1.44	0.44

Less dividends and distributions:
From net investment income	(0.61)	(0.63)	(0.67)	(0.39)
From net realized gain	(0.21)	(0.25)	(0.38)	–

Total dividends and distributions	(0.82)	(0.88)	(1.05)	(0.39)

Net asset value, at end of year	$9.52	$9.78	$10.44	$10.05

Total investment return (3)	6.13%	2.05%	14.90%	4.62	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$11,803	$12,130	$12,947	$12,466
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.58%	1.53%	1.53%	1.51	%(5)
Ratio of net expenses to average net assets (6)	0.80%	0.80%	0.80%	0.79	%(5)
Ratio of net investment income to average net assets	6.41%	6.14%	6.46%	6.08	%(5)
Portfolio turnover rate	67.53%	65.26%	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.78	$10.44	$10.05	$10.00
Income from investment operations:
Net investment income (2)	0.61	0.63	0.67	0.39
Net realized and unrealized gain (loss) on investments	(0.05)	(0.41)	0.77	0.05

Total increase from investment operations	0.56	0.22	1.44	0.44

Less dividends and distributions:
From net investment income	(0.61)	(0.63)	(0.67)	(0.39)
From net realized gain	(0.21)	(0.25)	(0.38)	–

Total dividends and distributions	(0.82)	(0.88)	(1.05)	(0.39)

Net asset value, at end of year	$9.52	$9.78	$10.44	$10.05

Total investment return (3)	6.12%	2.05%	14.90%	4.62	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,966	$12,393	$14,535	$12,604
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.58%	1.53%	1.53%	1.51	%(5)
Ratio of net expenses to average net assets (6)	0.80%	0.80%	0.80%	0.79	%(5)
Ratio of net investment income to average net assets	6.41%	6.14%	6.45%	6.08	%(5)
Portfolio turnover rate	67.53%	65.26%	87.34%	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.58	0.61	0.65	0.39
Net realized and unrealized gain (loss) on investments	(0.02)	(0.47)	0.65	0.13

Total increase from investment operations	0.56	0.14	1.30	0.52

Less dividends and distributions:
From net investment income	(0.59)	(0.61)	(0.66)	(0.38)
From net realized gain	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.59)	(0.91)	(0.85)	(0.38)

Net asset value, at end of year	$9.79	$9.82	$10.59	$10.14

Total investment return (3)	5.84%	1.32%	13.13%	5.36	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$3,840	$2,918	$2,633	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.64%	1.71%	1.82%	5.47	%(5)
Ratio of net expenses to average net assets (6)	1.00%	1.00%	1.00%	0.99	%(5)
Ratio of net investment income to average net assets	5.99%	5.92%	6.21%	5.93	%(5)
Portfolio turnover rate	55.98%	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.51	0.53	0.58	0.33
Net realized and unrealized gain (loss) on investments	(0.03)	(0.47)	0.64	0.14

Total increase from investment operations	0.48	0.06	1.22	0.47

Less dividends and distributions:
From net investment income	(0.51)	(0.53)	(0.58)	(0.33)
From net realized gain	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.51)	(0.83)	(0.77)	(0.33)

Net asset value, at end of year	$9.79	$9.82	$10.59	$10.14

Total investment return (3)	5.03%	0.61%	12.24%	4.85	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$98	$98	$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.14%	6.43%	6.18%	7.30	%(5)
Ratio of net expenses to average net assets (6)	1.75%	1.75%	1.75%	1.73	%(5)
Ratio of net investment income to average net assets	5.27%	5.17%	5.50%	5.08	%(5)
Portfolio turnover rate	55.98%	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.61	0.63	0.68	0.40
Net realized and unrealized gain (loss) on investments	(0.03)	(0.47)	0.64	0.13

Total increase from investment operations	0.58	0.16	1.32	0.53

Less dividends and distributions:
From net investment income	(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.61)	(0.93)	(0.87)	(0.39)

Net asset value, at end of year	$9.79	$9.82	$10.59	$10.14

Total investment return (3)	6.07%	1.61%	13.36%	5.53	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,135	$14,816	$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.11%	1.28%	1.36%	1.38	%(5)
Ratio of net expenses to average net assets (6)	0.75%	0.75%	0.75%	0.74	%(5)
Ratio of net investment income to average net assets	6.28%	6.16%	6.50%	6.11	%(5)
Portfolio turnover rate	55.98%	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.82	$10.58	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.61	0.62	0.68	0.39
Net realized and unrealized gain (loss) on investments	(0.03)	(0.45)	0.63	0.14

Total increase from investment operations	0.58	0.17	1.31	0.53

Less dividends and distributions:
From net investment income	(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.61)	(0.93)	(0.87)	(0.39)

Net asset value, at end of year	$9.79	$9.82	$10.58	$10.14

Total investment return (3)	6.09%	1.61%	13.35%	5.52	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$34,695	$39,176	$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.09%	1.25%	1.36%	1.42	%(5)
Ratio of net expenses to average net assets (6)	0.75%	0.75%	0.75%	0.74	%(5)
Ratio of net investment income to average net assets	6.27%	6.09%	6.50%	6.06	%(5)
Portfolio turnover rate	55.98%	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2019

		SHARES	COST	FAIR VALUE
Equities — 0.6%*:

Common Stocks — 0.6%*:

Beverage, Food and Tobacco — 0.2%*:
CTI Foods Holding Co. LLC¤		4,657	$495,155	$512,659

Healthcare, Education and Childcare — 0.0%*:
Tunstall Group Holdings Ltd.+¤		469	–	–
Tunstall Group Holdings Ltd.+¤		310	–	–

Total Healthcare, Education and Childcare		779	–	–

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC¤		1,769	171,860	147,959

Oil and Gas — 0.3%*:
Fieldwood Energy LLC		6,469	226,415	194,070
Fieldwood Energy LLC		26,365	568,599	790,950
Sabine Oil & Gas LLC		394	22,597	11,032
Southcross Energy Holdings LP		22	–	–
Southcross Energy Partners LP		22	5,500	11,550
Templar Energy LLC¤		8,762	50,647	3,286
Templar Energy LLC¤††		6,069	60,686	13,654

Total Oil and Gas		48,103	934,444	1,024,542

Total Common Stocks		55,308	1,601,459	1,685,160

	EFFECTIVE INTEREST RATE	SHARES	COST	FAIR VALUE
Preferred Stock — 0.0%*:

Farming and Agriculture — 0.0%*:
Pinnacle Agriculture Holdings A 2¤††	2.32%	259,648	173,408	23,368

		SHARES	COST	FAIR VALUE
WARRANTS — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)††		449	–	225
Appvion Holdings Corp. (exp. June 13, 2023)††		449	–	56

Total Diversified/Conglomerate Manufacturing		898	–	281

Oil and Gas — 0.0%*:
Sabine Oil & Gas LLC Warrants††		1,320	5,523	3,960
Sabine Oil & Gas LLC Warrants††		258	595	645

Total Oil and Gas		1,578	6,118	4,605

Total Warrants		2,476	6,118	4,886

Total Equities		317,432	1,780,985	1,713,414

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.1%*:

Bank Loans — 84.6%*§:

Aerospace and Defense — 0.2%*:
TransDigm, Inc., 1M LIBOR + 2.500%	4.83%	5/30/2025	497,481	$485,404	$485,457

Automobile — 2.3%*:
Adient US LLC, 1M LIBOR + 4.2500%	6.87	5/6/2024	139,824	139,141	136,067
Belron Finance US LLC, 3M LIBOR + 2.500%+	5.04	11/13/2025	289,608	288,945	289,246
Brooks Automation, Inc., 3M LIBOR + 3.000%	5.50	10/4/2024	1,994,987	1,976,265	1,990,000
DexKo Global, Inc., 2M LIBOR + 3.500%††	5.90	7/24/2024	306,541	308,558	305,008
NN, Inc., 1M LIBOR + 3.750%	6.15	10/19/2022	1,329,385	1,331,977	1,306,121
Panther BF Aggregator 2 L P, 1M LIBOR + 3.5000%	5.90	4/30/2026	1,148,148	1,139,029	1,138,825
US Farathane LLC, 3M LIBOR + 3.500%	5.90	12/23/2021	1,181,196	1,185,707	1,133,948

Total Automobile			6,389,689	6,369,622	6,299,215

Beverage, Food and Tobacco — 2.5%*:
Amphora Finance Ltd., 3M LIBOR + 4.750%+	5.47	5/31/2025	500,000	661,278	631,800
CTI Foods Holding Co, LLC	10.58	5/3/2024	197,652	197,652	187,770
CTI Foods Holding Co, LLC	9.58	5/3/2024	310,804	304,788	310,804
Deoleo, S.A., EURIBOR + 3.500%+††	4.50	6/11/2021	500,000	597,749	218,892
IRB Holding Corp., 1M LIBOR + 3.250%	5.64	2/5/2025	2,582,543	2,593,292	2,547,446
Labeyrie Fine Foods SAS, EURIBOR + 4.250%+	4.25	5/23/2023	500,000	553,839	565,946
Refresco Group B.V., EURIBOR + 3.250%+	5.77	3/28/2025	157,452	156,803	156,664
Refresco Group B.V., EURIBOR + 3.250%+	3.25	3/28/2025	500,000	581,371	564,644
Sigma Bidco B.V., EURIBOR + 3.500%+	3.50	7/2/2025	1,000,000	1,148,336	1,112,459
Sigma Bidco B.V., LIBOR + 4.000%+	4.85	7/2/2025	500,000	644,981	616,243

Total Beverage, Food and Tobacco			6,748,451	7,440,089	6,912,668

Broadcasting and Entertainment — 6.0%*:
AP NMT Acquisition B.V., EURIBOR + 6.000%+	7.00	8/13/2021	518,620	634,226	589,169
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.35	8/13/2021	2,062,190	2,033,506	2,044,146
AP NMT Acquisition B.V., 3M LIBOR + 9.000%+	11.60	8/13/2022	2,182,721	2,169,839	2,157,248
Charter Communications Operating, LLC, 3M LIBOR + 2.000%	4.33	4/30/2025	1,989,899	1,982,620	1,986,914
CSC Holdings, LLC, 1M LIBOR + 2.250%	4.64	7/15/2025	1,174,457	1,159,525	1,154,268
CSC Holdings, LLC, 1M LIBOR + 3.000%	5.39	4/15/2027	944,680	935,609	944,916
E.W. Scripps Co. (The), LIBOR + 2.750%	5.15	5/1/2026	997,500	992,566	994,587
iHeartCommunications, Inc., LIBOR + 4.000%	6.58	4/30/2026	2,000,000	2,005,000	2,001,880
Imagina Media Audiovisual, S.L., EURIBOR + 4.500%+	4.50	6/26/2025	500,000	569,216	569,023
Imagina Media Audiovisual, S.L., EURIBOR + 7.500%+	7.50	12/28/2025	500,000	542,806	568,550
Intelsat Jackson Holdings S.A., 1M LIBOR + 3.750%	6.15	11/27/2023	1,500,000	1,492,163	1,483,125

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Broadcasting and Entertainment (Continued)
Technicolor S.A., EURIBOR + 3.000%+††	3.00%	12/6/2023	500,000	$538,791	$506,578
Univision Communications, Inc., 1M LIBOR + 2.750%	5.15	3/15/2024	1,426,718	1,413,716	1,356,723

Total Broadcasting and Entertainment			16,296,785	16,469,583	16,357,127

Buildings and Real Estate — 2.7%*:
Core & Main L.P., 6M LIBOR + 3.000%	5.52	8/1/2024	1,477,500	1,486,761	1,472,417
GYP Holdings III Corp., 1M LIBOR + 2.750%	5.15	6/1/2025	1,984,963	1,980,552	1,930,793
LSF10 Impala Investments S.a r.l., EURIBOR + 4.750%+	4.75	10/10/2025	500,000	574,228	569,261
Quikrete Holdings, Inc., 1M LIBOR + 2.750%	5.15	11/15/2023	1,000,000	1,000,906	981,390
SRS Distribution, Inc., 3M LIBOR + 3.250%	5.65	5/23/2025	2,434,994	2,420,960	2,332,018

Total Buildings and Real Estate			7,397,457	7,463,407	7,285,879

Cargo Transport — 1.0%*:
American Airlines, Inc., 1M LIBOR + 2.000%	4.40	4/28/2023	989,796	974,142	975,197
Kenan Advantage Group, Inc., 1M LIBOR + 3.000%	5.40	7/31/2022	1,929,888	1,932,754	1,859,930

Total Cargo Transport			2,919,684	2,906,896	2,835,127

Chemicals, Plastics and Rubber — 7.0%*:
Allnex (Luxembourg) & Cy S.C.A., EURIBOR + 3.250%+	3.25	9/13/2023	680,725	771,148	762,682
Allnex (Luxembourg) & Cy S.C.A., 3M LIBOR + 3.250%+	5.77	9/13/2023	361,636	360,544	353,727
Allnex USA, Inc., 3M LIBOR + 3.250%+	5.77	9/13/2023	272,452	271,630	266,494
Archroma Finance Sarl, EURIBOR + 3.750%+	3.75	8/11/2024	1,000,000	1,153,137	1,141,364
Associated Asphalt Partners LLC, 1M LIBOR + 5.250%	7.65	4/5/2024	288,960	287,974	280,773
Axalta Coating Systems US Holdings Inc., 3M LIBOR + 1.750%	4.08	6/1/2024	147,753	145,331	145,860
Colouroz Investment 1 GmbH, EURIBOR + 3.0000%+	3.75	9/7/2021	326,245	386,086	324,601
Consolidated Energy Finance, S.A., 1M LIBOR + 2.500%	4.90	5/7/2025	1,492,462	1,442,718	1,451,420
Diamond B.V., EURIBOR + 3.2500%	3.25	9/6/2024	987,475	1,152,627	1,028,818
Flint Group GmbH, EURIBOR + 3.000%+	3.75	9/7/2021	757,710	868,174	753,894
Flint Group GmbH, 3M LIBOR + 3.000%+	5.58	9/7/2021	526,801	507,700	435,928
Flint Group US LLC, 3M LIBOR + 3.000%+	5.58	9/7/2021	3,060,391	2,950,099	2,532,473
GrafTech Finance, Inc., 1M LIBOR + 3.500%	5.90	2/12/2025	1,775,783	1,773,424	1,740,267
Ineos US Finance LLC, EURIBOR + 2.000%+	2.50	3/31/2024	1,484,931	1,713,504	1,679,600
Momentive Performance Materials, Inc., LIBOR + 3.250%	5.59	5/19/2024	411,108	409,089	406,997
Novacap S.A., EURIBOR + 3.500%+	3.50	6/22/2023	1,000,000	1,134,981	1,097,779

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber (Continued)
Pinnacle Operating Corp., 1M LIBOR +5.500%	4.83%	11/15/2021	728,758	$700,925	$539,281
Platform Specialty Products Corp., 1M LIBOR + 2.250%	4.65	1/30/2026	663,060	662,279	660,368
Polar US Borrower, LLC, 3M LIBOR + 4.750%	7.34	10/15/2025	834,231	834,231	822,760
Solenis Holdings LLC, 3M LIBOR + 4.000%	6.52	6/26/2025	634,940	629,464	626,210
Starfruit Finco B.V, EURIBOR + 3.750%+	3.75	10/1/2025	500,000	588,925	570,176
Tronox Finance LLC, 3M LIBOR + 3.000%	5.37	9/22/2024	1,428,497	1,425,849	1,412,941

Total Chemicals, Plastics and Rubber			19,363,918	20,169,839	19,034,413

Commercial Services — 1.4%*:
Masmovil Holdphone SA, LIBOR + 3.250%+	3.25	5/31/2026	500,000	557,623	567,446
Syniverse Holdings, Inc., 1M LIBOR + 5.000%	7.40	3/9/2023	1,561,433	1,565,964	1,432,615
Syniverse Holdings, Inc., 1M LIBOR + 9.000%	11.40	3/11/2024	425,482	420,477	309,751
Virgin Media Investment Holdings Ltd., LIBOR - GBP + 3.250%+	3.98	11/15/2027	1,250,000	1,725,687	1,574,547

Total Commercial Services			3,736,915	4,269,751	3,884,359

Containers, Packaging and Glass — 3.8%*:
Albea Beauty Holdings S.A., 1M LIBOR + 3.000%+	5.52	4/22/2024	614,512	613,898	599,918
Berry Global, Inc., LIBOR + 2.500%	4.82	5/22/2026	1,500,000	1,496,250	1,488,915
BWAY Holding Co., 1M LIBOR + 3.250%	5.85	4/3/2024	2,459,899	2,454,852	2,372,769
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	5.44	12/29/2023	1,554,316	1,566,943	1,474,657
ProAmpac PG Borrower LLC, 1M LIBOR + 3.500%	5.99	11/18/2023	731,250	733,570	700,633
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	11.02	11/18/2024	750,000	742,414	709,687
Reynolds Group Holdings, Inc., 1M LIBOR + 2.750%	5.15	2/5/2023	1,979,696	1,987,826	1,963,264
Roy Bidco ApS, EURIBOR + 3.250%+	3.50	8/23/2024	1,000,000	1,153,882	1,121,181

Total Containers, Packaging and Glass			10,589,673	10,749,635	10,431,024

Diversified/Conglomerate Manufacturing — 3.4%*:
Amer Sports Oyj, EURIBOR + 4.500%+	4.50	3/1/2026	500,000	562,758	568,726
LTI Holdings, Inc., 1M LIBOR + 3.500%	5.90	9/6/2025	1,433,096	1,435,117	1,353,388
PCF GmbH, EURIBOR + 5.000%+††	5.00	8/1/2024	500,000	526,014	552,562
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 3.500%	6.37	4/26/2024	1,573,099	1,574,366	1,521,974
SGB-SMIT Management GmbH, 1M LIBOR + 5.000%+	5.00	7/18/2024	500,000	485,665	473,790
Triple Point Technology, Inc., 3M LIBOR + 4.250%	6.58	7/10/2020	928,634	915,202	885,294
Wilsonart LLC, 3M LIBOR + 3.250%	5.58	12/19/2023	600,275	600,728	585,418

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing (Continued)
Winebow Group, Inc. (The), 1M LIBOR + 3.750%	6.15%	7/1/2021	1,737,898	$1,653,872	$1,555,419
Xella International GmbH, EURIBOR + 4.000%+	3.75	4/11/2024	1,500,000	1,830,247	1,687,263

Total Diversified/Conglomerate Manufacturing			9,273,002	9,583,969	9,183,834

Diversified/Conglomerate Service — 9.3%*:
Allied Universal Holdco LLC, LIBOR + 4.250%††	6.57	6/27/2026	529,422	524,128	526,775
Almonde, Inc., 3M LIBOR + 7.250%+	9.65	6/13/2025	752,587	763,848	745,219
Almonde, Inc., 3M LIBOR + 3.500%+	5.90	6/13/2024	2,729,510	2,683,624	2,655,977
Canyon Valor Cos., Inc., 3M LIBOR + 2.750%	5.08	6/16/2023	442,340	441,587	439,243
Capri Finance LLC, 3M LIBOR + 3.250%+	5.83	11/1/2024	494,990	493,940	484,348
EAB Global, Inc., LIBOR + 3.750%	6.38	11/15/2024	747,635	744,756	740,159
Financial & Risk US Holdings, Inc., 1M LIBOR + 3.750%	6.15	10/1/2025	1,492,500	1,440,018	1,446,322
Hyland Software, Inc., 1M LIBOR + 3.500%	5.65	7/1/2024	980,063	984,206	972,712
I-Logic Technologies Bidco Ltd., 1M LIBOR + 3.250%+	5.58	12/21/2024	1,008,009	1,012,424	976,509
Infor (US), Inc., 3M LIBOR + 2.750%	5.08	2/1/2022	1,953,858	2,044,933	2,015,476
Informatica LLC, 1M LIBOR + 3.250%	5.65	8/5/2022	1,381,821	1,384,372	1,382,401
Kronos, Inc., 3M LIBOR + 3.500%	5.58	11/1/2023	1,567,615	1,570,500	1,563,507
LegalZoom.com, Inc., 1M LIBOR + 4.500%	6.90	11/23/2024	582,580	577,299	582,947
MH Sub I LLC, 3M LIBOR + 3.750%	6.15	9/13/2024	1,041,058	1,047,848	1,021,538
Project Leopard Holdings, Inc., 1M LIBOR + 4.500%	6.70	7/7/2023	1,484,003	1,490,224	1,479,062
Red Ventures, LLC, 1M LIBOR + 3.000%††	5.40	11/8/2024	1,325,211	1,318,236	1,320,427
Sabre GLBL Inc., 1M LIBOR + 2.000%	4.40	2/22/2024	148,632	146,915	148,198
TMF Group Holding B.V., EURIBOR + 3.250%+	3.25	5/5/2025	500,000	584,613	529,701
Verisure Holding AB, EURIBOR + 3.000%+	3.00	10/21/2022	2,700,000	3,095,122	3,038,640
Verisure Holding AB, EURIBOR + 3.500%+	3.50	10/22/2022	500,000	566,875	568,357
Vertafore, Inc., 1M LIBOR + 3.250%	5.65	7/2/2025	1,990,000	1,989,114	1,909,564
Vertafore, Inc., 1M LIBOR + 7.250%	9.65	7/2/2026	1,000,000	991,194	970,420

Total Diversified/Conglomerate Service			25,351,834	25,895,776	25,517,502

Ecological — 0.7%*:
Emerald 3 Ltd., 3M LIBOR + 7.000%	9.40	5/31/2022	390,426	388,981	389,450
Emerald US, Inc., 3M LIBOR + 4.000%	6.40	5/14/2021	529,428	511,917	528,242
PHS Group Ltd., 1M LIBOR + 5.250%+	6.25	12/20/2021	714,228	915,783	906,354

Total Ecological			1,634,082	1,816,681	1,824,046

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics — 5.5%*:
EXC Holdings III Corp., 3M LIBOR + 3.500%	5.83%	11/30/2024	489,713	$494,251	$487,876
II-VI, Inc., LIBOR + 3.500%	5.82	6/28/2026	568,912	563,223	560,025
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	6.33	11/21/2024	1,705,205	1,687,611	1,649,479
ION Trading Technologies Sarl, EURIBOR + 3.250%	4.25	11/21/2024	1,381,750	1,564,591	1,527,540
Omnitracs, Inc., 3M LIBOR + 2.750%	5.10	3/21/2025	2,998,539	2,990,461	2,949,813
Renaissance Holding Corp., 1M LIBOR + 3.250%	5.73	5/31/2025	741,259	741,259	717,784
RP Crown Parent LLC, 1M LIBOR + 2.750%	5.15	10/12/2023	1,733,561	1,730,554	1,723,264
Sophia LP, LIBOR + 3.250%	5.58	9/30/2022	1,443,023	1,449,143	1,438,333
SS&C Technologies Holdings Europe S.A.R.L., 1M LIBOR + 2.500%	4.65	4/16/2025	19,246	18,838	19,160
SS&C Technologies Inc., 1M LIBOR + 2.500%	4.65	4/16/2025	28,064	27,460	27,938
SS&C Technologies Inc., 1M LIBOR + 2.250%	4.65	4/16/2025	477,432	476,349	475,508
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.89	1/27/2023	1,270,750	1,267,676	1,154,006
Veritas Bermuda Ltd., EURIBOR + 4.500%	5.50	1/27/2023	782,000	871,852	816,777
Wall Street Systems Delaware, Inc., 1M LIBOR + 3.000%	5.33	11/21/2024	1,055,112	1,055,112	1,020,821
Wall Street Systems Delaware, Inc., EURIBOR + 3.000%	2.66	11/21/2024	492,053	578,423	556,369

Total Electronics			15,186,619	15,516,803	15,124,693

Farming and Agriculture — 0.9%*:
Dole Food Co. Inc., 1M LIBOR + 2.750%	5.15	4/6/2024	2,386,141	2,394,374	2,327,227

Finance — 2.4%*:
Evergood 4 ApS, EURIBOR + 3.750%+	3.75	2/6/2025	500,000	566,218	570,034
NAB Holdings LLC, 3M LIBOR + 3.000%	5.33	6/28/2024	985,025	986,452	971,067
Nets Holding A/S, EURIBOR + 3.000%+	3.25	2/6/2025	440,972	522,706	497,042
NFP Corp., 1M LIBOR + 3.000%	5.40	1/6/2024	2,502,779	2,518,139	2,430,423
Tempo Acquisition LLC, 1M LIBOR + 3.000%	5.40	5/1/2024	2,098,153	2,102,843	2,088,103

Total Finance			6,526,929	6,696,358	6,556,669

Healthcare, Education and Childcare — 9.8%*:
Advanz Pharma Corp., LIBOR + 5.500%+	7.91	9/6/2024	2,314,750	2,281,124	2,219,267
Advanz Pharma Corp., EURIBOR + 5.250%+	6.25	9/6/2024	492,500	570,627	552,848
Aenova Holding GmbH, EURIBOR + 4.000%+	5.00	9/29/2020	2,000,000	2,303,815	2,261,874
Arbor Pharmaceuticals, Inc., 3M LIBOR + 5.000%	7.33	7/5/2023	1,475,365	1,468,254	1,370,865
Auris Luxembourg III Sarl, LIBOR + 3.750%	6.15	2/27/2026	997,500	992,717	997,999
Avantor, Inc., 1M LIBOR +3.750%	5.40	11/21/2024	766,409	775,595	769,283
Aveanna Healthcare, LLC, 1M LIBOR + 5.500%	7.90	3/18/2024	1,290,079	1,275,362	1,242,772

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Catalent Pharma Solutions, Inc., LIBOR + 2.250%	4.65%	5/17/2026	355,676	$354,798	$355,381
Cerba Healthcare S.A.S., EURIBOR + 3.000%+	3.00	4/20/2024	1,000,000	1,172,822	1,124,023
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	6.65	4/27/2024	2,518,041	2,521,707	2,358,574
Financiere Mendel SAS, EURIBOR + 4.750%+	4.75	3/31/2026	500,000	552,640	572,359
Horizon Pharma, Inc., LIBOR + 2.500%	4.94	5/22/2026	612,505	612,318	611,102
Indivior Finance Sarl, 3M LIBOR + 4.500%	7.09	12/31/2022	798,066	789,991	715,602
Lifescan Global Corp., 3M LIBOR + 6.000%	8.66	9/28/2024	386,000	375,820	367,665
Mallinckrodt International Finance S.A., 3M LIBOR + 2.750%	5.08	9/24/2024	1,247,838	1,242,326	1,119,411
Nidda Healthcare Holding AG, EURIBOR + 3.500%+	3.50	8/21/2024	1,000,000	1,152,944	1,133,223
Nidda Healthcare Holding AG, GBP + 4.500%+	5.30	8/21/2024	500,000	678,300	636,791
Ortho-Clinical Diagnostics SA, 3M LIBOR + 3.250%	5.68	6/30/2025	1,442,576	1,443,189	1,385,479
Press Ganey Holdings, Inc., 1M LIBOR + 2.750%	5.15	10/23/2023	1,218,750	1,224,008	1,217,227
Radiology Partners Holdings, LLC, LIBOR + 4.750%	7.36	7/9/2025	316,014	314,434	315,028
Riemser Pharma GmbH, EURIBOR + 5.500%+	5.50	6/29/2023	442,831	485,036	501,025
Rodenstock GmbH, LIBOR + 5.250%+	5.25	6/30/2026	500,000	555,411	558,743
Team Health Holdings, Inc., 1M LIBOR + 2.750%	5.15	2/6/2024	1,967,299	1,923,824	1,738,600
Tunstall Group Holdings Ltd., 3M LIBOR + 5.000%+	4.41	10/16/2020	515,926	814,301	653,018
Unilabs Holding AB, EURIBOR + 3.000%+	3.00	4/19/2024	500,000	572,577	558,856
Valeant Pharmaceuticals International, Inc., 1M LIBOR + 3.000%	5.41	5/31/2025	902,475	907,607	901,915
Verscend Holding Corp., 1M LIBOR + 4.500%	6.90	8/27/2025	630,278	626,102	629,887

Total Healthcare, Education and Childcare			26,690,878	27,987,649	26,868,817

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.9%*:
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	5.91	11/8/2023	1,691,357	1,686,021	1,088,811
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	10.39	11/8/2024	724,667	669,965	317,404
SIWF Holdings Inc., 1M LIBOR + 4.250%	6.65	6/15/2025	992,481	1,000,997	982,557

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			3,408,505	3,356,983	2,388,772

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming — 2.6%*:
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	5.15%	12/23/2024	1,243,604	$1,240,872	$1,221,580
Compass IV Ltd., EURIBOR + 4.500%+	4.50	4/30/2025	500,000	598,578	571,393
Compass IV Ltd., EURIBOR + 8.000%+	9.00	4/30/2026	500,000	587,816	559,550
Financiere Sun S.A.S., EURIBOR + 3.000%+††	3.00	3/14/2023	338,983	404,369	384,687
Las Vegas Sands LLC, 1M LIBOR + 1.750%	4.15	3/27/2025	154,409	151,850	153,128
Penn National Gaming, Inc., 1M LIBOR + 2.250%	4.65	10/15/2025	2,015,868	2,010,981	2,006,736
Richmond UK Bidco Ltd., GBP LIBOR + 4.250%+	4.97	3/3/2024	482,094	607,938	590,501
Rouge Beachhouse B.V., EURIBOR + 4.250%+	4.25	9/4/2025	500,000	586,575	572,342
Tackle Sarl, EURIBOR +3.500%+	3.25	8/8/2022	1,000,000	1,117,524	1,130,152

Total Hotels, Motels, Inns and Gaming			6,734,958	7,306,503	7,190,069

Insurance — 3.7%*:
Alliant Holdings I, Inc., 1M LIBOR + 2.750%	5.40	5/9/2025	2,782,987	2,793,806	2,699,804
AssuredPartners, Inc., 1M LIBOR + 3.250%	5.90	10/22/2024	1,775,922	1,785,815	1,755,943
Asurion LLC, 1M LIBOR + 3.000%	5.40	11/3/2023	1,539,979	1,545,867	1,536,129
Confie Seguros Holding II Co., 3M LIBOR + 8.500%	11.02	11/2/2025	1,633,627	1,603,955	1,565,831
Hub International Ltd., 2M LIBOR + 2.750%	5.59	4/25/2025	1,980,000	1,975,872	1,928,916
York Risk Services Holding Corp., 1M LIBOR + 3.750%	6.15	10/1/2021	690,637	683,476	651,070

Total Insurance			10,403,152	10,388,791	10,137,693

Leisure, Amusement, Entertainment — 5.8%*:
Columbus Capital B.V., EURIBOR + 4.750%+	4.75	6/30/2024	500,000	570,275	567,601
Crown Finance US, Inc., 1M LIBOR + 2.500%	4.65	2/28/2025	1,756,880	1,735,259	1,726,679
Delta 2 (LUX) Sarl, 1M LIBOR + 2.500%+	4.90	2/1/2024	1,394,967	1,398,703	1,360,790
Dorna Sports, S.L., EURIBOR +2.750%+	2.75	4/12/2024	978,282	1,093,131	1,098,088
Eldorado Resorts LLC, LIBOR + 2.500%	4.69	4/17/2024	642,001	637,232	638,990
International Park Holdings B.V., EURIBOR + 3.500%+	3.50	6/13/2024	500,000	580,575	561,443
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	6.91	7/3/2026	2,000,000	1,982,346	1,932,500
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	5.40	3/31/2024	2,546,731	2,538,268	2,535,806
Vacalians Group, EURIBOR + 4.000%+	4.00	10/31/2025	500,000	564,631	567,367
Vougeot Bidco PLC, EURIBOR + 5.500%+	5.50	7/18/2023	1,000,000	1,163,932	1,133,780
Vue International Bidco PLC, LIBOR + 4.750%+	4.75	6/30/2026	500,000	558,668	569,971
William Morris Endeavor Entertainment, LLC, 2M LIBOR + 2.750%	5.16	5/18/2025	1,827,425	1,823,058	1,760,414

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Leisure, Amusement, Entertainment (Continued)
WMG Acquisition Corp., LIBOR + 2.125%	4.53%	11/1/2023	1,500,000	$1,498,387	$1,478,250

Total Leisure, Amusement, Entertainment			15,646,286	16,144,465	15,931,679

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.7%*:
Alison Bidco Sarl, 1M LIBOR + 4.500%+	7.08	8/29/2021	246,044	245,280	221,850
Alison Bidco Sarl, EURIBOR + 4.500%+	5.50	8/30/2021	859,950	995,924	939,957
Apex Tool Group LLC, 1M LIBOR + 3.750%	6.15	2/1/2022	1,668,581	1,666,507	1,600,453
Titan Acquisition Ltd., 1M LIBOR + 3.000%+	5.40	3/28/2025	1,975,891	1,973,988	1,884,230

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			4,750,466	4,881,699	4,646,490

Mining, Steel, Iron and Non-Precious Metals — 0.5%*:
Big River Steel LLC, 3M LIBOR + 5.000%	7.33	8/23/2023	619,243	626,147	620,791
Boomerang Tube, LLC, 3M LIBOR + 3.000%¤††	7.40	10/31/2021	62,044	62,044	62,044
US Silica Co., 1M LIBOR + 4.000%	6.44	5/1/2025	873,676	882,915	819,071

Total Mining, Steel, Iron and Non-Precious Metals			1,554,963	1,571,106	1,501,906

Oil and Gas — 1.4%*:
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.65	4/11/2023	864,968	447,831	717,924
Gulf Finance LLC, 3M LIBOR + 5.250%	7.65	8/25/2023	1,639,934	1,522,695	1,335,857
KCA Deutag Alpha Ltd., 3M LIBOR + 6.750%+	9.08	2/28/2023	495,000	493,062	370,364
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	8.33	2/21/2021	1,813,994	1,470,655	1,292,471

Total Oil and Gas			4,813,896	3,934,243	3,716,616

Personal and Non-Durable Consumer Products Mfg. Only — 0.6%*:
Coty Inc., 1M LIBOR + 2.250%	4.67	4/7/2025	992,481	955,159	967,669
Party City Holdings Inc., 1M LIBOR + 2.500%	4.91	8/19/2022	815,187	809,922	808,926

Total Personal and Non-Durable Consumer Products Mfg. Only			1,807,668	1,765,081	1,776,595

Personal Transportation — 0.7%*:
Hertz Corp., (The), 3M LIBOR + 2.7500%	5.16	6/30/2023	1,979,221	1,945,668	1,969,938

Printing and Publishing — 0.7%*:
Springer Nature Deutschland GmbH, EURIBOR + 3.250%+	3.75	8/24/2022	1,715,134	1,953,452	1,948,505

Retail Stores — 3.9%*:
24 Hour Fitness Worldwide, Inc., 1M LIBOR + 3.500%	5.90	5/30/2025	2,500,598	2,510,917	2,488,545
Bass Pro Group, LLC, 1M LIBOR + 5.000%	7.40	9/25/2024	994,937	979,975	948,712

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Retail Stores (Continued)
EG Finco Ltd., 3M LIBOR + 4.000%+	6.33%	2/6/2025	1,091,814	$1,087,302	$1,072,248
EG Group Ltd., EURIBOR + 4.000%+	4.00	1/31/2025	1,485,425	1,742,605	1,669,129
EG Group Ltd., 3M LIBOR + 4.000%+	6.33	2/7/2025	222,244	221,791	218,261
Eyemart Express LLC, 1M LIBOR + 3.000%	5.44	8/2/2024	992,424	996,243	982,083
Harbor Freight Tools USA, Inc., 1M LIBOR + 2.500%	4.90	8/18/2023	499,578	494,255	485,760
Kirk Beauty One GmbH, EURIBOR + 3.500%+	3.50	8/13/2022	2,250,000	2,555,815	2,152,318
Thom Europe S.A.S, EURIBOR + 4.250%+	4.25	8/7/2024	500,000	576,557	566,776

Total Retail Stores			10,537,020	11,165,460	10,583,832

Telecommunications — 3.2%*:
Banff Merger Sub, Inc., 3M LIBOR + 4.250%	6.58	10/2/2025	995,000	986,098	940,583
CommScope, Inc., 1M LIBOR + 3.250%	5.65	4/6/2026	1,507,464	1,500,133	1,501,434
Digicel International Finance Ltd., 3M LIBOR + 3.250%+	5.78	5/25/2024	420,600	423,358	363,819
Eircom Finco Sarl+	3.00	5/14/2026	1,000,000	1,092,307	1,137,419
GTT Communications, Inc., 1M LIBOR + 2.750%	5.15	5/31/2025	1,990,800	1,982,333	1,779,278
Sprint Communications, Inc., 1M LIBOR + 2.500%	4.94	2/3/2024	2,954,735	2,963,118	2,906,720

Total Telecommunications			8,868,599	8,947,347	8,629,253

Total Bank Loans			233,209,406	239,576,634	231,349,405

Corporate Bonds — 9.5%*:

Automobile — 0.4%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	700,000	937,651	755,620
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.	4.38	5/15/2026	100,000	113,415	117,406
RAC Bond Co. PLC+	5.00	11/6/2022	200,000	252,272	227,533

Total Automobile			1,000,000	1,303,338	1,100,559

Beverage, Food and Tobacco — 0.1%*:
Restaurant Brands+^	5.00	10/15/2025	327,000	327,000	329,551

Broadcasting and Entertainment — 0.4%*:
Entertainment One Ltd.+	4.63	7/15/2026	100,000	125,820	130,551
Tele Columbus AG+	3.88	5/2/2025	800,000	855,748	846,285
VTR Finance BV+^	6.88	1/15/2024	200,000	202,242	207,000

Total Broadcasting and Entertainment			1,100,000	1,183,810	1,183,836

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber — 0.2%*:
Monitchem HoldCo 3 SA, 3 mo. EURIBOR + 4.750%+	4.43	# %	6/15/2021	250,000	$289,303	$284,275
Monitchem HoldCo 3 SA+	5.25		6/15/2021	200,000	228,915	227,659
Pinnacle Operating Corp.^	9.00		5/15/2023	378,294	444,762	124,837

Total Chemicals, Plastics and Rubber				828,294	962,980	636,771

Containers, Packaging and Glass — 0.1%*:
BWAY Holding Co.^	5.50		4/15/2024	207,000	207,000	207,103
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu^	5.13		7/15/2023	178,000	178,000	181,338

Total Containers, Packaging and Glass				385,000	385,000	388,441

Diversified/Conglomerate Manufacturing — 0.2%*:
Appvion ESC, 3M EURIBOR + 4.125%^¤	9.00	#	6/1/2020	460,000	461,698	–
Fabric BC SpA, 3M EURIBOR + 4.125%+	4.13	#	11/30/2024	250,000	284,680	284,275
Galapagos S.A., 3 mo. EURIBOR + 4.750%+††	4.43	#	6/15/2021	200,000	272,630	221,735

Total Diversified/Conglomerate Manufacturing				910,000	1,019,008	506,010

Diversified/Conglomerate Service — 1.0%*:
ADT LLC/Prime Finance, Inc.^	9.25		5/15/2023	78,000	78,000	81,915
Algeco Global Finance PLC, 3 mo. EURIBOR + 6.250%+	6.25	#	2/15/2023	150,000	182,704	172,271
Algeco Global Finance PLC+	6.50		2/15/2023	450,000	548,280	533,928
Carlson Travel, Inc., 3 mo. EURIBOR + 4.750%	4.75	#	6/15/2023	1,200,000	1,370,064	1,364,998
TeamSystem SpA, 3 mo. EURIBOR + 4.000%+	4.00	#	4/15/2023	400,000	492,740	455,295

Total Diversified/Conglomerate Service				2,278,000	2,671,788	2,608,407

Electronics — 0.3%*:
First Data Corp.^	5.00		1/15/2024	179,000	178,293	183,386
Veritas US, Inc./Veritas Bermuda Ltd.^	7.50		2/1/2023	817,000	855,879	763,895

Total Electronics				996,000	1,034,172	947,281

Finance — 2.2%*:
Arrow Global Finance PLC, 3 mo. EURIBOR + 3.750%+	3.75	#	3/1/2026	400,000	496,520	445,962
Arrow Global Finance PLC+	5.13		9/15/2024	1,000,000	1,234,339	1,246,138
Cabot Financial Luxembourg SA+	7.50		10/1/2023	300,000	424,835	393,367
Galaxy Bidco Ltd., 3M GBP LIBOR + 4.500%+	5.31	#	11/15/2020	300,000	399,129	375,841
Galaxy Bidco Ltd.+	6.38		11/15/2020	500,000	638,553	632,117
Garfunkelux Holdco 3 S.A., 3M EURIBOR + 4.500%+	4.50	#	9/1/2023	1,100,000	1,327,506	1,044,116
Garfunkelux Holdco 3 S.A.+	8.50		11/1/2022	1,050,000	1,398,085	1,196,102
Jerrold Finco PLC+	6.13		1/15/2024	100,000	124,555	128,951

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
Jerrold Finco PLC+	6.25%		9/15/2021	500,000	$690,896	$646,880

Total Finance				5,250,000	6,734,418	6,109,474

Healthcare, Education and Childcare — 0.6%*:
Rossini Sarl, EURIBOR + 6.25%+	6.25	#	10/30/2025	750,000	875,155	875,937
Synlab Bondco PLC+	6.25		7/1/2022	500,000	606,432	577,647
Tenet Healthcare Corp.	4.63		7/15/2024	255,000	254,169	258,187

Total Healthcare, Education and Childcare				1,505,000	1,735,756	1,711,771

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.2%*:
Balta+	7.75		9/15/2022	445,500	550,119	503,341

Hotels, Motels, Inns and Gaming — 0.4%*:
Travelodge+	8.50		5/15/2023	280,000	387,457	371,324
TVL Finance PLC, 3M GBP LIBOR + 4.875%+	5.68	#	5/15/2023	100,000	131,117	126,355
TVL Finance PLC, 3M LIBOR + 5.370%+††	6.14	#	7/15/2025	450,000	568,620	568,620

Total Hotels, Motels, Inns and Gaming				830,000	1,087,194	1,066,299

Leisure, Amusement, Entertainment — 0.5%*:
Center Parks.+	4.88		8/28/2025	600,000	791,721	762,151
Perform Group Financing PLC+	8.50		11/15/2020	250,000	346,510	321,297
Vue International Bidco PLC, 3M EURIBOR + 5.250%+	4.94	#	7/15/2020	100,000	134,154	113,653
WMG Acquisition Corp.^	5.00		8/1/2023	63,000	63,000	64,260

Total Leisure, Amusement, Entertainment				1,013,000	1,335,385	1,261,361

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.4%*:
Novafives SAS+	5.00		6/15/2025	1,000,000	1,091,704	1,083,838

Oil and Gas — 0.9%*:
Citgo Holding, Inc.^	10.75		2/15/2020	1,500,000	1,496,126	1,552,500
EP Energy LLC/Everest Acquisition Finance, Inc.^	8.00		2/15/2025	713,000	630,776	155,077
KCA Deutag UK Finance PLC+^	9.88		4/1/2022	1,000,000	1,014,762	737,500

Total Oil and Gas				3,213,000	3,141,664	2,445,077

Personal Transportation — 0.2%*:
Naviera Armas S.A., 3M EURIBOR + 6.500%+	6.50	#	7/31/2023	250,000	296,567	217,470
Naviera Armas SA, 3 mo. EURIBOR + 4.250%+	4.25	#	11/15/2024	250,000	296,705	198,993

Total Personal Transportation				500,000	593,272	416,463

Retail Stores — 0.8%*:
CBR Fashion Finance BV+	5.13		10/1/2022	200,000	204,047	226,783
eG Global Finance PLC+	4.38		2/7/2025	250,000	279,337	282,996
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%+††	6.54	#	9/15/2020	300,000	432,945	9,525

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores (Continued)
Marcolin SpA, 3 mo. EURIBOR + 4.125%+	4.13	# %	2/15/2023	300,000	$338,980	$341,089
Maxeda DIY Holding B.V.+	6.13		7/15/2022	100,000	114,070	112,630
Takko Luxembourg 2 SCA+	5.38		11/15/2023	1,200,000	1,306,555	1,146,197
Travelex Financing PLC+	8.00		5/15/2022	100,000	108,750	113,316

Total Retail Stores				2,450,000	2,784,684	2,232,536

Telecommunications — 0.2%*:
Ziggo B.V.+	4.25		1/15/2027	350,000	390,408	421,864

Utilities — 0.4%*:
Viridian Group Finance Co. PLC/Viridian Power & Energy+	4.75		9/15/2024	865,000	1,078,490	1,104,921

Total Corporate Bonds				25,245,794	29,410,190	26,057,801

Total Fixed Income				258,455,200	268,986,824	257,407,206

Total Investments				258,772,632	270,767,809	259,120,620

Other assets and liabilities – 5.3%*						14,515,933

Net Assets – 100.0%						$273,636,553

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	64.3%
United Kingdom	12.4%
Germany	8.4%
Netherlands	3.7%
France	3.2%
Spain	1.5%
Sweden	1.4%
Other (Individually less than 1%)	5.1%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2019. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2019.

A summary of outstanding derivatives at June 30, 2019 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/12/19	Credit Suisse International	EUR	3,048,076	$3,468,892	$3,471,489	$(2,597)
7/12/19	Morgan Stanley & Co.	GBP	1,723,863	2,190,339	2,200,828	(10,489)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(13,086)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/12/19	Morgan Stanley & Co.	EUR	56,822,991	$64,667,955	$64,578,710	$(89,245)
7/12/19	Morgan Stanley & Co.	GBP	12,839,369	16,313,691	16,394,739	81,048

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(8,197)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2019

		SHARES	COST	FAIR VALUE
Equities — 0.8%*:

Common Stocks — 0.8%*:

Retail Stores — 0.3%*:
Maxeda DIY B.V.+¤		18,859,871	$373,737	$428,911
Maxeda DIY B.V.+¤		10,446	–	107,236

Total Retail Stores		18,870,317	373,737	536,147

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC¤		1,769	171,860	147,959

Oil and Gas — 0.4%*:
Fieldwood Energy LLC		3,698	129,430	110,940
Fieldwood Energy LLC		15,071	325,034	452,130
Jupiter Resources, Inc.+		120,272	581,286	315,714
Southcross Energy Holdings LP		11	–	–
Southcross Energy Partners LP		11	2,750	5,775

Total Oil and Gas		139,063	1,038,500	884,559

Healthcare, Education and Childcare — 0.0%*:
MModal, Inc.		4,725	10,631	9,450
Tunstall Group Holdings Ltd.+¤		396	–	–
Tunstall Group Holdings Ltd.+¤		261	–	–

Total Healthcare, Education and Childcare		5,382	10,631	9,450

Diversified/Conglomerate Service — 0.0%*:
Innovation Group¤+		403,550	–	1

Total Common Stocks		19,420,081	1,594,728	1,578,116

	EFFECTIVE INTEREST RATE	SHARES	COST	FAIR VALUE
Preferred Stock — 0.0%*:

Farming and Agriculture — 0.0%*:
Pinnacle Agriculture Holdings A 2¤††	2.32%	311,577	202,152	28,042

		SHARES	COST	FAIR VALUE
WARRANTS — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)¤††		488	–	244
Appvion Holdings Corp. (exp. June 13, 2023)¤††		488	–	61

Total Diversified/Conglomerate Manufacturing		976	–	305

Total Warrants		976	–	305

Total Equities		19,732,634	1,796,880	1,606,463

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 92.6%**:

Asset-Backed Securities — 11.2%**:

CDO/CLO — 11.2%*:
Alinea CLO 2018-1 Ltd., 3M LIBOR + 6.000%^	8.59	#%	7/20/2031	1,250,000	$1,250,000	$1,173,799
ALME Loan Funding III Designated Activity Co. 3A ERV, 3M EURIBOR + 5.400%+^	5.40	#	4/15/2030	500,000	523,143	563,243
ALME Loan Funding IV BV 4A ER, 3M EURIBOR + 4.670%+^	4.67	#	1/15/2032	1,000,000	1,144,494	1,075,377
Anchorage Capital CLO Ltd. 2015-6A ER, 3M USD LIBOR + 6.350%^	8.95	#	7/15/2030	500,000	512,786	482,561
Apidos CLO XXIV, 3M USD LIBOR + 5.800%^	8.39	#	10/20/2030	1,000,000	1,000,000	952,132
Ares XLVIII CLO, 3M LIBOR + 5.200%^	7.79	#	7/20/2030	800,000	800,000	727,034
Atlas Senior Loan Fund XI Ltd., 3M LIBOR + 5.7500%^	8.34	#	7/26/2031	1,900,000	1,900,000	1,759,328
Avoca CLO XIV Designated Activity Co. 14X FR, 3M EURIBOR + 6.350%+	6.35	#	1/12/2031	500,000	560,349	509,089
Blackrock European CLO VII DAC 7X E, 3M USD LIBOR + 5.170%+	5.17	#	10/15/2031	725,000	802,087	782,962
BlueMountain CLO Ltd. 2014-1A^¤	Zero Coupon		4/30/2026	250,000	242,827	–
Carbone CLO Ltd. 2017-1A D, 3M USD LIBOR + 5.900%^	8.49	#	1/20/2031	500,000	500,000	470,392
CBAM Ltd. 2017-3A E, 3M USD LIBOR + 6.500%^	9.09	#	10/17/2029	750,000	750,000	728,551
CIFC Funding 2018-III Ltd., 3M LIBOR + 5.500%^	8.10	#	7/18/2031	1,500,000	1,499,999	1,373,655
CIFC Funding 2019-III Ltd., 3M LIBOR + 6.800%^	9.32	#	7/16/2032	750,000	727,574	734,950
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%^	8.69	#	11/16/2030	500,000	500,000	477,048
Cordatus 3X CLO plc, 3M EURIBOR+ 4.860%+	4.86	#	8/15/2032	1,000,000	1,157,180	1,072,490
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%^	8.10	#	1/15/2031	700,000	700,000	647,293
Madison Park Funding XIII Ltd. 2014-13A^	Zero Coupon		4/19/2030	500,000	422,677	337,709
Madison Park Funding XXVII Ltd., 3M USD LIBOR + 5.200%^	7.59	#	4/20/2030	500,000	500,000	459,653
Madison Park Funding XXVIII Ltd., 3M LIBOR + 7.600%^	10.20	#	7/15/2030	500,000	495,656	457,855
Magnetite CLO LTD., 3M LIBOR + 6.750%^	9.27	#	4/15/2031	500,000	500,000	500,922
Magnetite VII Ltd.^	Zero Coupon		1/15/2028	2,000,000	1,495,849	1,406,771
Neuberger Berman Loan Advisers CLO 28 Ltd., 3M USD LIBOR + 5.600%^	8.19	#	4/20/2030	500,000	500,000	469,318
Oak Hill Credit Partners X Ltd. 2014-10A^	Zero Coupon		12/12/2030	1,000,000	721,764	445,871
RRE 2 Loan Management DAC, 3M EURIBOR + 5.800%+	5.80	#	1/15/2032	1,000,000	1,078,106	1,097,069
Steele Creek CLO Ltd. 2017-1A E, 3M USD LIBOR + 6.200%^	8.80	#	1/15/2030	500,000	500,000	478,625

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Steele Creek CLO Ltd. 2018-2A E, 3M USD LIBOR + 6.200%^	8.72	# %	8/18/2031	850,000	$850,000	$785,426
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%^	8.32	#	11/20/2030	500,000	500,000	473,823
THL Credit Wind River CLO Ltd. 2018-2A E, 3M USD LIBOR + 5.750%^	8.35	#	7/15/2030	1,450,000	1,450,000	1,336,313
Wellfleet CLO 2018-1 Ltd., 3M USD LIBOR + 5.500%^	8.09	#	7/17/2031	1,150,000	1,150,000	1,019,917
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%^	8.14	#	1/17/2031	1,000,000	1,000,000	898,919

Total CDO/CLO				26,075,000	25,734,491	23,698,095

Total Asset-Backed Securities				26,075,000	25,734,491	23,698,095

Bank Loans — 40.1%*§:

Aerospace and Defense — 0.5%*:
TransDigm, Inc., 1M LIBOR + 2.500%	4.83		5/30/2025	994,962	970,808	970,914

Automobile — 0.5%*:
Panther BF Aggregator 2 L P, 1M LIBOR + 3.5000%+	5.90		4/30/2026	1,138,679	1,129,417	1,129,433

Automobiles — 0.2%*:
IAA, Inc., LIBOR + 2.250%	4.57		5/22/2026	452,258	451,127	453,388

Beverage, Food and Tobacco — 0.9%*:
Deoleo S.A., EURIBOR + 3.500%+††	4.50		6/11/2021	500,000	561,839	224,577
IRB Holding Corp., 1M LIBOR + 3.250%	5.64		2/5/2025	1,819,790	1,835,780	1,795,060

Total Beverage, Food and Tobacco				2,319,790	2,397,619	2,019,637

Broadcasting and Entertainment — 4.6%*:
AP NMT Acquisition B.V., EURIBOR + 6.000%+	7.00		8/13/2021	387,032	478,094	439,680
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.35		8/13/2021	1,175,117	1,156,336	1,164,835
AP NMT Acquisition B.V., 3M LIBOR + 9.000%+	11.60		8/13/2022	739,566	729,068	730,935
Charter Communications Operating, LLC, 3M LIBOR + 2.000%	4.33		4/30/2025	1,492,424	1,486,965	1,490,186
CSC Holdings, LLC, 1M LIBOR + 3.000%	5.39		4/15/2027	1,280,059	1,273,732	1,280,379
E.W. Scripps Co. (The), LIBOR + 2.750%	5.15		5/1/2026	439,062	436,890	437,780
iHeartCommunications, Inc., LIBOR + 4.000%	6.58		5/1/2026	2,000,000	2,005,000	2,001,880
Intelsat Jackson Holdings S.A., 1M LIBOR + 3.750%	6.15		11/27/2023	1,000,000	990,831	988,750
Univision Communications, Inc., 1M LIBOR + 2.750%	5.15		3/15/2024	1,429,327	1,416,301	1,359,204

Total Broadcasting and Entertainment				9,942,587	9,973,217	9,893,629

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Buildings and Real Estate — 0.7%*:
LSF10 Impala Investments S.a r.l., EURIBOR + 4.750%+	4.75%	10/10/2025	500,000	$574,228	$569,261
SRS Distribution, Inc., 3M LIBOR + 3.250%	5.65	5/23/2025	861,312	848,025	824,887

Total Buildings and Real Estate			1,361,312	1,422,253	1,394,148

Cargo Transport — 1.1%*:
American Airlines, Inc., 1M LIBOR + 2.000%	4.39	12/14/2023	1,000,000	985,369	983,750
American Airlines, Inc., 1M LIBOR + 2.000%	4.40	4/28/2023	1,489,796	1,470,300	1,467,821

Total Cargo Transport			2,489,796	2,455,669	2,451,571

Chemicals, Plastics and Rubber — 1.6%*:
Colouroz Investment 1 GmbH, EURIBOR + 3.0000%+	3.75	9/7/2021	1,337,934	1,576,740	1,331,195
Flint Group GmbH, EURIBOR + 3.000%+	3.75	9/7/2021	283,312	335,819	281,884
Momentive Performance Materials, Inc., LIBOR + 3.250%	5.59	5/19/2024	135,449	134,784	134,095
Novacap S.A., EURIBOR + 3.500%+	3.50	6/22/2023	500,000	577,134	548,890
Platform Specialty Products Corp., 1M LIBOR + 2.250%	4.65	1/30/2026	200,162	199,926	199,349
Solenis Holdings LLC, 3M LIBOR + 4.000%	6.52	6/26/2025	246,119	243,997	242,735
Solenis Holdings LLC, 3M LIBOR + 8.500%	11.02	6/26/2026	68,282	66,279	66,973
Starfruit Finco B.V, 1M LIBOR + 3.250%+	5.67	10/1/2025	513,444	511,137	504,674

Total Chemicals, Plastics and Rubber			3,284,702	3,645,816	3,309,795

Commercial Services — 1.4%*:
Go Daddy Operating Company, LLC, LIBOR + 2.250%	4.40	2/15/2024	1,126,130	1,122,079	1,125,849
Masmovil Holdphone SA, LIBOR + 3.250%+	3.25	5/13/2026	500,000	557,622	567,447
Syniverse Holdings, Inc., 1M LIBOR + 5.000%	7.40	3/9/2023	197,577	196,114	181,277
Syniverse Holdings, Inc., 1M LIBOR + 9.000%	11.40	3/11/2024	153,729	151,921	111,915
Virgin Media Investment Holdings Ltd., LIBOR - GBP + 3.250%+	3.98	11/15/2027	750,000	1,062,532	944,728

Total Commercial Services			2,727,436	3,090,268	2,931,216

Containers, Packaging and Glass — 1.7%*:
Albea Beauty Holdings S.A., 1M LIBOR + 3.000%+	5.52	4/22/2024	204,350	204,146	199,497
Berry Global, Inc., LIBOR + 2.500%	4.82	5/15/2026	1,600,777	1,598,025	1,588,947
BWAY Holding Co., 1M LIBOR + 3.250%	5.85	4/3/2024	1,322,571	1,322,148	1,275,726
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	11.02	11/18/2024	500,000	494,943	473,125

Total Containers, Packaging and Glass			3,627,698	3,619,262	3,537,295

Diversified/Conglomerate Manufacturing — 1.0%*:
LTI Holdings, Inc., 1M LIBOR + 3.500%	5.90	9/6/2025	1,004,817	989,997	948,929

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing (Continued)
Triple Point Technology, Inc., 3M LIBOR + 4.250%	6.58%	7/10/2020	567,467	$558,845	$540,983
Xella International GmbH, EURIBOR + 4.000%+	3.75	4/11/2024	500,000	588,325	562,421

Total Diversified/Conglomerate Manufacturing			2,072,284	2,137,167	2,052,333

Diversified/Conglomerate Service — 5.0%*:
Allied Universal Holdco LLC, LIBOR + 4.250%††	6.57	6/26/2026	179,860	178,061	178,961
Almonde, Inc., 3M LIBOR + 3.500%+	5.90	6/13/2024	1,331,835	1,334,888	1,295,955
EAB (Avatar Purchaser), 1M LIBOR + 3.750%	6.38	11/15/2024	242,689	241,755	240,262
Financial & Risk US Holdings, Inc., 1M LIBOR + 3.750%	6.15	10/1/2025	1,492,500	1,439,500	1,446,322
Hyland Software, Inc., 1M LIBOR + 3.500%	5.65	7/1/2024	994,988	984,478	987,525
Innovation Group plc (The), LIBOR + 5.000%¤+††	5.94	4/9/2024	56,983	74,565	72,366
Innovation Group plc (The), LIBOR + 6.000%+,¤,††	6.00	4/9/2023	232,625	261,727	264,519
Innovation Group PLC (The), LIBOR + 8.000%¤+††	8.77	4/9/2024	133,938	42,417	35,210
Kronos, Inc., 3M LIBOR + 3.500%	5.58	11/1/2023	2,000,000	1,981,411	1,994,760
TMF Group Holding B.V., LIBOR + 6.875%+	6.88	5/4/2026	500,000	535,697	531,594
Ultimate Software Group Inc(The), LIBOR + 3.750%	6.08	5/3/2026	247,000	246,396	247,309
Verisure Holding AB, EURIBOR + 3.000%+	3.00	10/21/2022	1,000,000	1,165,587	1,125,422
Vertafore, Inc., 1M LIBOR + 3.250%	5.65	7/2/2025	1,491,764	1,474,413	1,431,467
Vertafore, Inc., 1M LIBOR + 7.250%	9.65	7/2/2026	879,452	871,708	853,437

Total Diversified/Conglomerate Service			10,783,634	10,832,603	10,705,109

Ecological — 0.4%*:
Emerald 3 Ltd., 3M LIBOR + 7.000%	9.40	5/31/2022	196,488	195,756	195,997
GFL Environmental Inc., 1M LIBOR + 3.000%+	5.40	5/31/2025	132,132	131,882	129,867
PHS Group Ltd., 1M LIBOR + 5.250%+	6.25	12/20/2021	467,152	608,138	592,814

Total Ecological			795,772	935,776	918,678

Electronics — 2.7%*:
II-VI, Inc., LIBOR + 3.500%	5.82	6/28/2026	596,932	591,984	587,608
ION Trading Technologies Sarl, EURIBOR + 3.250%	4.25	11/21/2024	1,090,342	1,252,860	1,205,386
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	6.33	11/21/2024	282,941	276,794	273,694
Omnitracs, Inc., 3M LIBOR + 2.750%	5.10	3/21/2025	1,485,000	1,488,076	1,460,869
Renaissance Holding Corp., 1M LIBOR + 3.250%	5.73	5/31/2025	990,000	990,000	958,647
RP Crown Parent LLC, 1M LIBOR + 2.750%	5.15	10/12/2023	724,716	722,493	720,411

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics (Continued)
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.89%	1/27/2023	554,394	$553,053	$503,461

Total Electronics			5,724,325	5,875,260	5,710,076

Finance — 1.1%*:
NFP Corp., 1M LIBOR + 3.000%	5.40	1/6/2024	952,737	921,455	925,194
Tempo Acquisition LLC, 1M LIBOR + 3.000%	5.40	5/1/2024	1,499,291	1,502,863	1,492,109

Total Finance			2,452,028	2,424,318	2,417,303

Healthcare, Education and Childcare — 4.8%*:
Advanz Pharma Corp., LIBOR + 5.500%+	7.91	9/6/2024	1,822,250	1,802,406	1,747,082
Aenova Holding GmbH, EURIBOR + 4.000%+	5.00	9/29/2020	1,000,000	1,162,193	1,130,936
Aveanna Healthcare, LLC, 1M LIBOR + 5.500%	7.90	3/18/2024	146,071	140,334	140,715
Catalent Pharma Solutions, Inc., LIBOR + 2.250%	4.65	5/17/2026	119,526	119,231	119,426
Change Healthcare Holdings, Inc., 1M LIBOR + 2.750%	5.15	3/1/2024	1,496,094	1,487,895	1,483,571
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	6.65	4/27/2024	662,989	665,608	621,002
Financiere Mendel SAS, EURIBOR + 4.750%+	4.75	3/31/2026	500,000	552,640	572,359
Lifescan Global Corp., 3M LIBOR + 6.000%	8.66	9/28/2024	182,769	177,949	174,088
Ortho-Clinical Diagnostics SA, 3M LIBOR + 3.250%	5.68	6/30/2025	1,201,023	1,201,534	1,153,487
Parexel International Corp., 1M LIBOR + 2.7500%	5.15	9/29/2024	1,408,223	1,399,904	1,347,120
Radiology Partners Holdings, LLC, LIBOR + 4.750%	7.36	7/9/2025	100,864	100,359	100,549
Rodenstock GmbH, LIBOR + 5.250%+	5.25	6/30/2026	500,000	555,411	558,743
Tunstall Group Holdings Ltd., 1M LIBOR + 4.500%+	7.50	10/16/2020	500,313	587,594	567,661
Valeant Pharmaceuticals International, Inc., 1M LIBOR + 3.000%	5.41	5/31/2025	453,601	451,679	453,320

Total Healthcare, Education and Childcare			10,093,723	10,404,737	10,170,059

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.5%*:
Serta Simmons Bedding LLC, 3M LIBOR + 3.500%	5.91	11/8/2023	1,213,255	1,212,584	781,033
Serta Simmons Bedding LLC, 1M LIBOR + 8.000%	10.39	11/8/2024	474,667	469,865	207,904

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			1,687,922	1,682,449	988,937

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming — 1.0%*:
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	5.15%	12/23/2024	1,492,424	$1,481,530	$1,465,993
Compass IV Ltd., EURIBOR + 4.500%+	4.50	4/30/2025	500,000	598,578	571,393

Total Hotels, Motels, Inns and Gaming			1,992,424	2,080,108	2,037,386

Insurance — 1.8%*:
AssuredPartners, Inc., 1M LIBOR + 3.250%	5.90	10/22/2024	981,530	985,168	970,488
Confie Seguros Holding II Co., 3M LIBOR + 8.500%	11.02	10/31/2025	464,527	455,237	445,250
Hub International Ltd., 2M LIBOR + 2.750%	2.00	4/25/2025	1,298,562	1,295,855	1,265,059
Sedgwick Claims Management Services, Inc., 1M LIBOR + 3.250%	5.65	12/31/2025	995,000	973,944	979,896
York Risk Services Holding Corp., 1M LIBOR + 3.750%	6.15	10/1/2021	183,366	181,303	172,860

Total Insurance			3,922,985	3,891,507	3,833,553

Leisure, Amusement, Entertainment — 1.8%*:
Crown Finance US, Inc., 1M LIBOR + 2.500%	4.65	2/28/2025	1,242,448	1,214,938	1,221,090
Dorna Sports, S.L., 1M LIBOR + 3.000%+	5.20	4/12/2024	400,000	400,000	388,200
Eldorado Resorts LLC, LIBOR + 2.500%	4.69	4/17/2024	856,001	849,643	851,987
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	6.91	7/3/2026	893,847	885,957	863,680
Vue International Bidco PLC, LIBOR + 4.750%+	4.75	6/30/2026	500,000	558,667	569,971

Total Leisure, Amusement, Entertainment			3,892,296	3,909,205	3,894,928

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.0%*:
Alison Bidco Sarl, 1M LIBOR + 4.500%+	7.08	8/29/2021	640,344	616,960	577,379
Apex Tool Group LLC, 1M LIBOR + 3.750%	6.15	2/1/2022	181,107	180,510	173,713
Titan Acquisition Ltd., 1M LIBOR + 3.000%+	5.40	3/28/2025	1,481,250	1,482,791	1,412,535

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			2,302,701	2,280,261	2,163,627

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube, LLC, 3M LIBOR + 3.000%¤††	7.40	10/31/2021	124,368	124,368	124,368

Oil and Gas — 1.4%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.65	4/11/2022	649,368	596,405	600,055
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.65	4/11/2022	885,631	407,752	735,074
Gulf Finance LLC, 3M LIBOR + 5.250%	7.65	8/25/2023	1,284,651	1,220,917	1,046,451
KCA Deutag Alpha Ltd., 3M LIBOR + 6.750%+	9.08	2/28/2023	495,000	493,075	370,364
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	8.33	2/21/2021	235,121	203,067	167,523

Total Oil and Gas			3,549,771	2,921,216	2,919,467

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.5%*:
Coty Inc., 1M LIBOR + 2.250%	4.67%	4/7/2025	1,190,977	$1,146,191	$1,161,203

Retail Stores — 1.6%*:
Bass Pro Group, LLC, 1M LIBOR + 5.000%	7.40	9/25/2024	994,937	989,051	948,712
EG Finco Ltd., 3M LIBOR + 4.000%+	6.33	2/7/2025	363,072	361,571	356,566
EG Group Ltd., EURIBOR + 4.000%+	4.00	2/6/2025	494,593	591,324	555,760
Kirk Beauty One GmbH, EURIBOR + 3.500%+	3.25	8/12/2022	500,000	516,229	467,632
Kirk Beauty One GmbH, EURIBOR + 3.500%+	3.50	8/13/2022	499,999	513,137	478,292
Thom Europe S.A.S, EURIBOR + 4.250%+	4.25	8/7/2024	500,000	576,557	566,776

Total Retail Stores			3,352,601	3,547,869	3,373,738

Telecommunications — 0.9%*:
Banff Merger Sub, Inc., 3M LIBOR + 4.250%	6.58	10/2/2025	997,494	967,160	942,941
CommScope, Inc., 1M LIBOR + 3.250%	5.65	4/6/2026	1,000,000	1,000,000	996,000

Total Telecommunications			1,997,494	1,967,160	1,938,941

Utilities — 1.3%*:
Calpine Corp., LIBOR + 2.500%	4.83	1/16/2024	1,479,507	1,475,404	1,470,659
EFS Cogen Holdings I LLC, 3M LIBOR + 3.250%	5.58	6/28/2023	447,800	447,568	445,700
Vistra Energy Corp., 1M LIBOR + 2.000%	4.40	12/31/2025	813,832	812,953	812,514

Total Utilities			2,741,139	2,735,925	2,728,873

Total Bank Loans			87,015,664	88,051,576	85,229,605

Corporate Bonds — 41.3%**:

Aerospace and Defense — 1.2%*:
TransDigm, Inc.^	6.25	3/15/2026	954,000	954,000	1,004,085
Triumph Group, Inc.	5.25	6/1/2022	875,000	872,955	857,500
Triumph Group, Inc.	7.75	8/15/2025	750,000	796,535	725,625

Total Aerospace and Defense			2,579,000	2,623,490	2,587,210

Automobile — 1.9%*:
AA Bond Co. Ltd.+	5.50	7/31/2022	1,300,000	1,653,502	1,403,294
Garrett LX I Sarl/Garrett Borrowing LLC+	5.13	10/15/2026	1,150,000	1,255,712	1,257,320
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	477,000	414,381	477,298
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.	4.38	5/15/2026	200,000	226,830	234,811
RAC Bond Co. PLC+	5.00	11/6/2022	600,000	796,572	682,600

Total Automobile			3,727,000	4,346,997	4,055,323

Automobiles — 0.1%*:
Aston Martin Capital Holdings Ltd.+	5.75	4/15/2022	110,000	134,655	136,901

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverage, Food and Tobacco — 1.7%*:
Boparan Finance PLC+	4.38%		7/15/2021	250,000	$220,748	$158,330
Boparan Finance PLC+	5.50		7/15/2021	1,300,000	1,721,169	907,763
JBS USA LUX SA/JBS USA Finance, Inc.^	5.75		6/15/2025	344,000	349,877	357,760
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88		7/15/2024	651,000	663,202	669,716
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75		2/15/2028	500,000	500,000	543,125
Sunshine Mid BV+	6.50		5/15/2026	850,000	1,012,951	1,002,017

Total Beverage, Food and Tobacco				3,895,000	4,467,947	3,638,711

Broadcasting and Entertainment — 1.5%*:
CSC Holdings LLC^	7.50		4/1/2028	386,000	386,000	423,751
Entertainment One Ltd.+	4.63		7/15/2026	450,000	566,190	587,478
Intelsat Jackson Holdings SA^	8.50		10/15/2024	500,000	500,000	495,000
Intelsat Jackson Holdings SA^	9.75		7/15/2025	436,000	458,044	444,720
Tele Columbus AG+	3.88		5/2/2025	900,000	956,718	952,071
VTR Finance BV+^	6.88		1/15/2024	224,000	220,067	231,840

Total Broadcasting and Entertainment				2,896,000	3,087,019	3,134,860

Buildings and Real Estate — 0.2%*:
Realogy Group LLC/Realogy Co-Issuer Corp.^	9.38		4/1/2027	500,000	489,343	438,125

Cargo Transport — 1.6%*:
Kenan Advantage Group, Inc.^	7.88		7/31/2023	1,367,000	1,367,000	1,230,300
XPO Logistics, Inc.^	6.13		9/1/2023	520,000	514,788	538,850
XPO Logistics, Inc.^	6.75		8/15/2024	1,466,000	1,467,774	1,563,123

Total Cargo Transport				3,353,000	3,349,562	3,332,273

Chemicals, Plastics and Rubber — 1.0%*:
Consolidated Energy Finance SA^	6.88		6/15/2025	874,000	893,981	895,116
Diversey	5.63		8/15/2025	300,000	315,567	283,138
Monitchem HoldCo 2 SA+	6.88		6/15/2022	200,000	231,193	227,420
Monitchem HoldCo 3 SA+	5.25		6/15/2021	500,000	559,597	569,147
Pinnacle Operating Corp.^	9.00		5/15/2023	453,953	526,484	149,804

Total Chemicals, Plastics and Rubber				2,327,953	2,526,822	2,124,625

Commercial Services — 2.3%*:
Altice Finco S.A.+	9.00		6/15/2023	500,000	593,855	591,201
Altice Luxembourg SA^+	7.75		5/15/2022	200,000	202,344	203,250
CommScope, Inc.^	5.50		3/1/2024	290,000	290,000	297,613
TDC A/S+	6.88		2/23/2023	600,000	848,860	865,788
Telecom Italia SpA/Milano+	3.63		5/25/2026	1,250,000	1,484,498	1,499,551
Wind Tre SpA, 3M EURIBOR + 2.750%+	2.75	#	1/20/2024	350,000	370,036	392,502
Wind Tre SpA+	3.13		1/20/2025	400,000	448,203	453,521
Ziggo Bond Co. BV^+	5.88		1/15/2025	500,000	497,582	505,210

Total Commercial Services				4,090,000	4,735,378	4,808,636

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass — 1.2%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+^	4.63%		5/15/2023	803,000	$793,126	$816,049
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+^	7.25		5/15/2024	300,000	308,702	316,125
BWAY Holding Co.	4.75		4/15/2024	950,000	1,094,812	1,110,816
BWAY Holding Co.^	7.25		4/15/2025	383,000	366,311	369,595

Total Containers, Packaging and Glass				2,436,000	2,562,951	2,612,585

Diversified/Conglomerate Manufacturing — 0.1%*:
Appvion ESC, 3M EURIBOR + 4.125%¤	9.00	#	6/1/2020	500,000	502,816	–
Fabric BC SpA, 3M EURIBOR + 4.125%+	4.13	#	11/30/2024	150,000	170,485	170,565

Total Diversified/Conglomerate Manufacturing				650,000	673,301	170,565

Diversified/Conglomerate Service — 2.8%*:
Algeco Global Finance PLC+	6.50		2/15/2023	750,000	902,389	889,880
Carlson Travel, Inc.^	6.75		12/15/2023	1,337,000	1,354,219	1,353,713
EIG Investors Corp.	10.88		2/1/2024	665,000	703,247	704,900
Iron Mountain UK PLC	3.88		11/15/2025	450,000	597,668	566,240
Verisure Midholding AB+	5.75		12/1/2023	2,050,000	2,399,824	2,409,780

Total Diversified/Conglomerate Service				5,252,000	5,957,347	5,924,513

Electronics — 1.9%*:
TIBCO Software, Inc.^	11.38		12/1/2021	1,881,000	1,999,437	1,998,562
Veritas US, Inc./Veritas Bermuda Ltd.^	7.50		2/1/2023	817,000	855,879	763,895
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50		2/1/2024	1,419,000	1,455,644	1,216,793

Total Electronics				4,117,000	4,310,960	3,979,250

Finance — 4.3%*:
Arrow Global Finance PLC+	5.13		9/15/2024	300,000	408,861	373,841
Cabot Financial Luxembourg SA+	7.50		10/1/2023	650,000	900,476	852,295
Galaxy Bidco Ltd., 3M GBP LIBOR + 4.500%+	5.31	#	11/15/2020	250,000	327,140	313,201
Galaxy Bidco Ltd.+	6.38		11/15/2020	650,000	886,901	821,753
Galaxy Finco Ltd.+	7.88		11/15/2021	1,000,000	1,393,984	1,247,090
Garfunkelux Holdco 2 SA+	11.00		11/1/2023	250,000	345,968	261,384
Garfunkelux Holdco 3 S.A., 3M EURIBOR + 4.500%+	4.50	#	9/1/2023	200,000	213,113	189,839
Garfunkelux Holdco 3 S.A.+	8.50		11/1/2022	1,400,000	1,842,223	1,594,802
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75		2/1/2024	1,162,000	1,162,000	1,207,028
Jerrold Finco PLC+	6.13		1/15/2024	650,000	822,588	838,179
Nexi Capital SpA+	4.13		11/1/2023	425,000	484,394	500,405
Virto Financial, Inc.^	6.75		6/15/2022	921,000	953,917	954,313

Total Finance				7,858,000	9,741,565	9,154,130

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare — 4.6%*:
Advanz Pharma Corp.+	8.00%		9/6/2024	500,000	$474,606	$486,250
Bausch Health Americas., Inc.^	8.50		1/31/2027	415,000	421,938	456,301
Bausch Health Companies, Inc.^	5.50		11/1/2025	184,000	184,000	191,820
Bausch Health Cos., Inc.^	6.13		4/15/2025	1,232,000	1,069,544	1,258,143
Bausch Health Cos., Inc.^	9.00		12/15/2025	165,000	163,030	184,354
Constantin Investissement 3 SASU+	5.38		4/15/2025	125,000	141,829	142,848
Cream Tech+	5.25		12/15/2025	650,000	760,635	752,008
Endo Pharmaceutical^	7.50		4/1/2027	708,000	708,000	695,610
Envision Healthcare Corp.^	8.75		10/15/2026	1,492,000	1,430,649	1,040,670
Nidda BondCo GmbH+	7.25		9/30/2025	500,000	591,277	596,010
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63		5/15/2022	985,000	940,780	940,675
Recordati+	6.75		10/30/2025	300,000	349,925	370,491
Rossini Sarl, EURIBOR + 6.25%+	6.25	#	10/30/2025	250,000	291,718	291,979
Synlab Unsecured Bondco PLC+	8.25		7/1/2023	750,000	928,438	889,770
Tenet Healthcare Corp.^	6.25		2/1/2027	382,000	382,000	395,370
Teva Pharmaceutical Finance Netherlands III BV+	6.00		4/15/2024	678,000	673,792	639,439
Unilabs Subholding AB+	5.75		5/15/2025	400,000	479,078	462,800

Total Healthcare, Education and Childcare				9,716,000	9,991,239	9,794,538

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.4%*:
Balta+	7.75		9/15/2022	769,500	931,088	869,407

Hotels, Motels, Inns and Gaming — 1.7%*:
Marriott Ownership Resorts, Inc./LG LLC	5.63		4/15/2023	459,000	463,815	465,885
Travelodge+	8.50		5/15/2023	480,000	672,575	636,555
TVL Finance PLC, 3M LIBOR + 5.370%+††	6.14	#	7/15/2025	400,000	505,440	505,440
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.50		3/1/2025	1,890,000	1,868,482	1,951,992

Total Hotels, Motels, Inns and Gaming				3,229,000	3,510,312	3,559,872

Insurance — 0.4%*:
Acrisure LLC/Acrisure Finance, Inc.^††	7.00		11/15/2025	500,000	480,241	451,250
Acrisure LLC/Acrisure Finance, Inc.^††	8.13		2/15/2024	271,000	271,000	279,808
USI, Inc.^	6.88		5/1/2025	127,000	127,000	125,730

Total Insurance				898,000	878,241	856,788

Leisure, Amusement, Entertainment — 2.5%*:
AMC Entertainment Holdings, Inc.	6.38		11/15/2024	1,300,000	1,687,160	1,606,227
Center Parks.+	4.88		8/28/2025	500,000	651,329	635,126
Perform Group Financing PLC+	8.50		11/15/2020	850,000	1,162,607	1,092,410
Thomas Cook Group PLC+	6.25		6/15/2022	1,400,000	1,282,295	597,710
Vue International Bidco PLC, 3M EURIBOR + 5.250%+	4.94	#	7/15/2020	200,000	225,054	227,306

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment (Continued)
Vue International Bidco PLC+	7.88%		7/15/2020	900,000	$1,168,728	$1,143,000

Total Leisure, Amusement, Entertainment				5,150,000	6,177,173	5,301,779

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.5%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00		2/15/2023	578,000	575,271	515,865
Novafives SAS+	5.00		6/15/2025	550,000	589,362	596,111

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic				1,128,000	1,164,633	1,111,976

Mining, Steel, Iron and Non-Precious Metals — 2.4%*:
First Quantum Minerals Ltd.+^	6.50		3/1/2024	1,606,000	1,555,548	1,501,610
First Quantum Minerals Ltd.+^	7.00		2/15/2021	268,000	269,391	273,360
First Quantum Minerals Ltd.+^	7.50		4/1/2025	859,000	826,684	818,197
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13		11/1/2022	1,500,000	1,528,671	1,035,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50		6/15/2025	608,000	600,815	593,560
Warrior Met Coal, Inc.^	8.00		11/1/2024	840,000	851,134	875,700

Total Mining, Steel, Iron and Non-Precious Metals				5,681,000	5,632,243	5,097,427

Oil and Gas — 3.1%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	6.50		4/15/2021	500,000	482,008	497,500
Citgo Holding, Inc.^	10.75		2/15/2020	2,363,000	2,408,589	2,445,705
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63		6/15/2020	264,000	260,655	194,040
Hilcorp Energy I LP/Hilcorp Finance Co.^	6.25		11/1/2028	1,000,000	1,000,000	1,005,000
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25		10/15/2025	1,121,000	1,106,740	535,277
KCA Deutag UK Finance PLC+^	9.63		4/1/2023	250,000	250,000	181,875
KCA Deutag UK Finance PLC+^	9.88		4/1/2022	600,000	617,501	442,500
Laredo Petroleum, Inc.	5.63		1/15/2022	341,000	321,002	316,278
PBF Holding Co. LLC/PBF Finance Corp.	7.25		6/15/2025	1,022,000	1,054,741	1,070,545

Total Oil and Gas				7,461,000	7,501,236	6,688,720

Personal Transportation — 0.1%*:
Naviera Armas S.A., 3M EURIBOR + 6.500%+	6.50	#	7/31/2023	250,000	290,685	217,470

Personal, Food and Miscellaneous — 0.3%*:
Ocado Group PLC+	4.00		6/15/2024	540,000	696,906	708,986

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores — 1.0%*:
CBR Fashion Finance BV+	5.13%		10/1/2022	450,000	$479,533	$510,262
eG Global Finance PLC+	4.38		2/7/2025	200,000	223,470	226,397
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%+††	6.54	#	9/15/2020	150,000	216,472	4,762
Takko Luxembourg 2 SCA+	5.38	#	11/15/2023	550,000	616,006	522,557
Travelex Financing PLC+	8.00		5/15/2022	750,000	847,233	849,874

Total Retail Stores				2,100,000	2,382,714	2,113,852

Telecommunications — 1.0%*:
Sprint Capital Corp.	6.88		11/15/2028	800,000	784,431	822,240
Sprint Corp.	7.63		3/1/2026	1,250,000	1,290,343	1,332,500

Total Telecommunications				2,050,000	2,074,774	2,154,740

Utilities — 1.5%*:
Nordex SE+	6.50		2/1/2023	750,000	855,116	861,306
Techem Verwaltungsgesellschaft 674 mbH+	6.00		7/30/2026	1,350,000	1,549,050	1,628,664
Viridian Group Finance Co. PLC/Viridian Power & Energy+	4.75		9/15/2024	600,000	800,451	766,419

Total Utilities				2,700,000	3,204,617	3,256,389

Total Corporate Bonds				85,463,453	93,443,198	87,829,651

Total Fixed Income				198,554,117	207,229,265	196,757,351

	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.1%*:

Put Options Purchased — 0.1%*:
Euro Stoxx 50 Index+	$3,150.00	12/20/2019	296	10,282,122	268,409	(88,674)	179,735
S&P 500 Index	2,650.00	12/20/2019	22	6,471,872	119,944	(18,964)	100,980

Total Put Options			318	16,753,994	388,353	(107,638)	280,715

Total Investments				235,040,745	209,414,498		198,644,529

Other assets and liabilities – 6.5%*							13,846,190

Net Assets – 100.0%							$212,490,719

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	62.6%
United Kingdom	13.1%
Germany	6.3%
Netherlands	3.7%
Ireland	2.7%
France	2.2%
Italy	1.8%
Sweden	1.8%
Canada	1.5%
Other (Individually less than 1%)	4.3%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2019. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2019.

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/12/19	Citibank N.A.	EUR	39,467,460	$44,916,325	$44,863,392	$(52,933)
7/12/19	Citibank N.A.	GBP	16,577,896	21,063,860	21,158,440	94,580

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$41,647

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.5%*:

Asset-Backed Securities — 46.1%*:

CDO/CLO — 4.8%*:
Ares XXXIV CLO Ltd., 3M USD LIBOR + 1.500%^	4.08	#%	7/29/2026	1,500,000	$1,498,546	$1,498,187
Avant Loans Funding Trust 2019-A^	3.48		7/15/2022	2,239,211	2,239,081	2,248,815
Bain Capital Credit CLO 2017-1, 3M USD LIBOR + 1.250%^	3.84	#	7/20/2030	900,000	896,861	900,092
BlueMountain CLO 2013-1 Ltd., 3M USD LIBOR + 1.230%^	3.79	#	1/20/2029	2,500,000	2,500,000	2,502,680
Denali Capital CLO Ltd. 2013 1A A1LR, 3M USD LIBOR + 1.050%^	3.64	#	10/26/2027	2,420,000	2,420,000	2,416,525
Elmwood CLO II Ltd., 3M USD LIBOR + 1.450%^	4.00	#	4/20/2031	1,650,000	1,650,000	1,649,888
FCI Funding 2019-1 LLC^	3.63		2/18/2031	747,679	747,553	753,542
Galaxy XX CLO Ltd., 3M USD LIBOR + 1.000%^	3.59	#	4/20/2031	1,200,000	1,200,000	1,187,555
Hertz Vehicle Financing LLC 2018-3^	4.37		7/25/2024	620,000	621,320	647,297
LCM Ltd. Partnership 07/27, 3M USD LIBOR + 1.750%^	4.35	#	7/15/2027	2,000,000	2,000,000	2,005,108
LCM XXIII Ltd. 23A A1, 3M USD LIBOR + 1.400%^	3.99	#	10/20/2029	610,000	610,000	612,179
Madison Park Funding Ltd.	4.27		1/22/2028	1,500,000	1,500,000	1,499,977
Madison Park Funding XXII Ltd. 2016-22A A, 3M USD LIBOR + 1.480%^	4.06	#	10/25/2029	350,000	350,000	350,675
Madison Park Funding XXVI Ltd., 3M USD LIBOR + 1.200%^	3.78	#	7/29/2030	2,000,000	1,997,065	1,999,616
Neuberger Berman CLO XX Ltd. 2015-20A BR, 3M USD LIBOR + 1.250%^	3.85	#	1/15/2028	2,000,000	2,000,000	1,969,696
OCP CLO Ltd. 2015-8A A2AR, 3M USD LIBOR + 1.450%^	4.04	#	4/17/2027	900,000	900,000	898,973
Palmer Square CLO 2015-1 Ltd., 3M USD LIBOR + 1.650%^	4.06	#	5/21/2029	700,000	700,000	699,994
Riserva Clo Ltd., 3M USD LIBOR + 1.700%^	4.04	#	10/18/2028	2,750,000	2,750,000	2,750,000
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%^	3.69	#	1/15/2030	570,000	570,000	565,852
Salem Fields CLO Ltd. 2016-2, 3M USD LIBOR + 1.150%^	3.73	#	10/25/2028	2,000,000	1,996,380	2,000,028
Structured Asset Securities Corp. Mortgage Loan Trust 2006-GEL1, 1M USD LIBOR + 0.800%^	3.20	#	11/25/2035	3,060,000	3,070,905	2,984,893
TCI-Symphony CLO Ltd. 2016-1A A, 3M USD LIBOR + 1.480%^	4.08	#	10/13/2029	320,000	320,000	320,857
Treman Park CLO Ltd. 2015-1A ARR, 3M USD LIBOR + 1.070%^	3.66	#	10/20/2028	1,170,000	1,170,000	1,170,002

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
VMC Finance 2018-FL1 LLC, 1M USD LIBOR + 0.820%^	3.21	# %	3/15/2035	476,822	$476,822	$477,502

Total CDO/CLO				34,183,712	34,184,533	34,109,933

Other Asset-Backed Securities — 41.3%*:
321 Henderson Receivables II LLC 2006-3A A1, 1M USD LIBOR + 0.200%^	2.59	#	9/15/2041	116,104	112,897	111,394
AASET 2017-1 Trust^	3.97		5/16/2042	2,352,341	2,346,075	2,379,315
AASET US Ltd. 2018-2 A^	4.45		11/18/2038	1,825,545	1,837,273	1,865,360
Access Group, Inc. 2015-1 A, 1M USD LIBOR + 0.700%^	3.10	#	7/25/2056	150,621	147,809	148,546
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%^	3.90	#	7/25/2058	100,000	86,679	92,616
AccessLex Institute 2002-A A2, 28 Day ARS	3.02	#	9/25/2037	700,000	672,979	696,104
AccessLex Institute 2004-A A3, 28 Day ARS	4.56	#	7/1/2039	1,100,000	1,080,672	1,084,603
Accredited Mortgage Loan Trust 2004-04 A2D, 1M USD LIBOR + 0.700%	3.10	#	1/25/2035	464,715	456,246	465,626
Adams Outdoor Advertising LP^	4.81		11/15/2048	1,150,313	1,165,286	1,223,893
American Credit Acceptance Receivables Trust 2017-4 C^	2.94		1/10/2024	1,790,000	1,789,951	1,790,849
American Credit Acceptance Receivables Trust 2019-1^	3.50		4/14/2025	2,650,000	2,649,534	2,700,154
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	77,200	77,200	81,488
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	3.30	#	10/25/2034	233,380	213,655	232,751
ARI Fleet Lease Trust 2016-A A3^	2.11		7/15/2024	104,221	104,208	104,261
Ascentium Equipment Receivables 2019-1^	3.47		5/12/2025	683,000	682,780	696,784
Ascentium Equipment Receivables 2019-1^	4.31		4/12/2027	430,000	438,806	439,979
Ascentium Equipment Receivables Trust 2018-2 B^	3.76		5/10/2024	1,418,000	1,417,977	1,476,899
Ascentium Equipment Receivables Trust 2018-2 B^	5.18		7/10/2026	2,723,000	2,733,040	2,828,449
Avant Loans Funding Trust 2018-A^	3.09		6/15/2021	91,042	91,041	91,037
Avis Budget Rental Car Funding AESOP LLC^	3.55		9/22/2025	3,234,000	3,233,319	3,336,149
Avis Budget Rental Car Funding AESOP LLC^	3.70		3/20/2023	344,000	343,988	352,656
Avis Budget Rental Car Funding AESOP LLC^	4.53		3/20/2023	738,000	739,170	750,494
Bank of The West Auto Trust 2019-1^	2.90		4/15/2025	1,062,000	1,061,744	1,064,646
BlueVirgo Trust 2015-1A^	3.00		12/15/2022	11,842	11,814	11,842
BRE Grand Islander Timeshare Issuer 2019-A LLC^	3.78		9/26/2033	1,317,405	1,317,358	1,341,439
BRE Grand Islander Timeshare Issuer LLC 2017-1A A^	2.94		5/25/2029	181,871	181,832	183,111
BRE Grand Islander Timeshare Issuer LLC 2017-1A B^	3.24		5/25/2029	149,776	149,758	149,746

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
CAL Funding III Ltd.^	4.34%		9/25/2043	536,500	$536,441	$548,060
Canadian Pacer Auto Receivables Trust 2018-2+^	3.63		1/19/2024	470,000	469,980	486,956
Capital Automotive LLC 2017-1A A1^	3.87		4/15/2047	303,283	303,199	308,923
Carmax Auto Owner Trust 2019-2	3.41		10/15/2025	615,000	614,963	628,071
Castlelake Aircraft Securitiza Clast 2019-1A	3.97		4/15/2039	925,004	925,004	926,566
Castlelake Aircraft Securitiza Clast 2019-1A	5.10		4/15/2039	935,840	945,168	940,615
Castlelake Aircraft Securitization Trust 2018-1^	4.13		6/15/2043	2,172,799	2,173,945	2,190,803
Cazenovia Creek Funding I LLC 2015-1A A^	2.00		12/10/2023	7,393	7,345	7,381
Centex Home Equity Loan Trust 2006-A AV4, 1M USD LIBOR + 0.250%	2.65	#	6/25/2036	75,643	73,997	75,207
Chase Education Loan Trust, 3M USD LIBOR + 0.220%	2.55	#	6/28/2040	693,987	656,564	657,355
CIT Education Loan Trust 2007-1, 3M USD LIBOR + 0.090%^	2.44	#	3/25/2042	1,415,760	1,353,452	1,348,194
CLI Funding V LLC^	3.38		10/18/2029	2,166,794	2,159,933	2,193,325
CLI Funding V LLC 2013-1A^	2.83		3/18/2028	1,708,500	1,677,947	1,709,510
CLI Funding V LLC 2013-2A^	3.22		6/18/2028	809,285	801,448	816,305
CLI Funding V LLC 2014-1A A^	3.29		6/18/2029	658,804	655,800	658,831
CLI Funding VI LLC^	3.71		5/18/2044	1,113,180	1,113,180	1,127,503
CLI Funding VI LLC 2017-1A A^	3.62		5/18/2042	1,550,372	1,553,463	1,575,879
College Ave Student Loans LLC 2018-A, 1M USD LIBOR + 1.200%^	3.60	#	12/26/2047	1,026,327	1,026,327	1,023,165
College Avenue Student Loans LLC^	3.81		12/28/2048	1,351,000	1,350,873	1,350,873
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	3.09	#	1/15/2037	156,168	138,815	144,384
Commonbond Student Loan Trust 2016-B A1^	2.73		10/25/2040	1,117,628	1,121,966	1,119,011
Commonbond Student Loan Trust 2017-A-GS^	3.47		5/25/2041	1,456,697	1,436,576	1,474,286
Commonbond Student Loan Trust 2017-A-GS^	5.28		5/25/2041	194,368	194,345	204,627
Commonbond Student Loan Trust 2018-A-GS^	3.82		2/25/2044	391,036	390,951	396,158
Commonbond Student Loan Trust 2018-BGS^	4.12		9/25/2045	430,000	429,944	436,821
Commonbond Student Loan Trust 2018-C-GS^	4.35		2/25/2046	439,000	438,958	444,531
CPS Auto Receivables Trust 2018-A^	2.16		5/17/2021	58,871	58,871	58,838
CPS Auto Receivables Trust 2019-A^	3.18		6/15/2022	757,453	757,424	761,357
CPS Auto Trust^	3.43		7/15/2022	440,000	439,963	443,367
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	36,833	35,339	35,761
DB Master Finance LLC^	3.79		5/20/2049	947,000	947,000	984,648
DB Master Finance LLC^	4.02		5/20/2049	1,119,000	1,119,000	1,154,190
DB Master Finance LLC^	4.03		11/20/2047	985,000	952,474	1,014,480
Diamond Resorts Owner Trust 2016-1 A^	3.08		11/20/2028	320,570	320,570	322,465
Diamond Resorts Owner Trust 2018-1^	3.70		1/21/2031	472,837	472,837	478,571
Domino’s Pizza Master Issuer LLC^	4.12		7/25/2048	653,400	653,400	670,897
Domino’s Pizza Master Issuer LLC 2017-1 A^	3.08		7/25/2047	3,640,163	3,573,859	3,626,624
DRB Prime Student Loan Trust 2015-A A2^	3.06		7/25/2031	38,251	37,835	38,850

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
DRB Prime Student Loan Trust 2015-B A3^	2.54%		4/27/2026	4,365	$4,365	$4,365
DRB Prime Student Loan Trust 2015-D A1, 1M USD LIBOR + 1.700%^	4.18	#	1/25/2040	87,458	86,384	88,337
DRB Prime Student Loan Trust 2015-D A2^	3.20		1/25/2040	484,504	484,032	490,323
DRB Prime Student Loan Trust 2016-A A1, 1M USD LIBOR + 2.000%^	4.40	#	4/25/2040	375,496	383,912	381,897
DRB Prime Student Loan Trust 2016-R A1, 1M USD LIBOR + 1.900%^	4.30	#	10/25/2044	605,021	605,021	610,956
DRB Prime Student Loan Trust 2016-R A2^¤	3.07		10/25/2044	1,752,473	1,749,353	1,754,321
Drive Auto Receivables Trust	3.66		11/15/2024	450,000	449,930	455,936
Drive Auto Receivables Trust 2017-1 C	2.84		4/15/2022	178,283	178,268	178,430
Drive Auto Receivables Trust 2017-2 C	2.75		9/15/2023	112,367	112,363	112,439
Drive Auto Receivables Trust 2018-2	3.22		4/15/2022	339,753	339,720	340,327
Drive Auto Receivables Trust 2018-5 A2B, 1M USD LIBOR + 0.320%	2.71	#	7/15/2021	410,845	410,541	410,709
Drive Auto Receivables Trust 2019-1	3.78		4/15/2025	2,625,000	2,624,819	2,679,507
DT Auto Owner Trust 2018-1^	2.59		5/17/2021	109,479	109,478	109,478
DT Auto Owner Trust 2018-1^	3.04		1/18/2022	570,000	569,967	570,901
DT Auto Owner Trust 2019-1^	3.61		11/15/2024	1,460,000	1,459,856	1,484,333
Earnest Student Loan Program 2017-A LLC^	3.59		1/25/2041	796,076	791,316	808,275
Earnest Student Loan Program LLC 2016-C A2^	2.68		7/25/2035	200,359	199,316	200,527
Earnest Student Loan Program LLC 2016-D A2^	2.72		1/25/2041	219,474	219,410	219,457
ECMC Group Student Loan Trust 2016-1A A, 1M USD LIBOR + 1.350%^	3.75	#	7/26/2066	390,375	390,375	393,512
ECMC Group Student Loan Trust 2017-1A A, 1M USD LIBOR + 1.200%^	3.60	#	12/27/2066	1,133,686	1,133,686	1,138,545
ECMC Group Student Loan Trust 2018-1, 1M USD LIBOR + 0.750%^	3.15	#	2/27/2068	1,295,723	1,295,722	1,287,927
ECMC Group Student Loan Trust 2018-2, 1M USD LIBOR + 0.800%^	3.20	#	9/25/2068	1,031,514	1,030,224	1,019,631
EdLinc Student Loan Funding Trust 2017-A A, Prime — 1.150%^	4.35	#	12/1/2047	1,405,400	1,395,894	1,412,260
Education Loan Asset-Backed Trust I 2013-1 A1, 1M USD LIBOR + 0.800%^	3.20	#	6/25/2026	219,680	217,561	219,842
Educational Funding of the South, Inc., 3M USD LIBOR + 0.650%	3.23	#	4/25/2035	1,305,294	1,297,874	1,296,208
EDvestinU Private Education Loan Issue No 1 LLC^	3.58	#	11/25/2038	1,945,209	1,944,871	2,004,610
Elara HGV Timeshare Issuer 2016-A LLC^	3.22		4/25/2028	743,428	736,507	746,761
Elara HGV Timeshare Issuer LLC 2014-A B^	3.02	#**	2/25/2027	15,273	15,172	15,261
Elara HGV Timeshare Issuer LLC 2016-A A^	2.73		4/25/2028	1,078,166	1,059,646	1,075,929
Elara HGV Timeshare Issuer LLC 2017-A A^	2.69		3/25/2030	317,497	317,472	319,377
ELFI Graduate Loan Program LLC 2018-A, 1M USD LIBOR + 0.750%^	3.15	#	8/25/2042	1,646,750	1,645,667	1,641,612

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
ELFI Graduate Loan Program LLC 2018-A^	4.00%		8/25/2042	460,000	$451,214	$472,612
Enterprise Fleet Financing LLC 2017-1 A3^	2.60		7/20/2022	240,000	239,965	240,576
Exeter Automobile Receivables Trust 2015-2A C^	3.90		3/15/2021	281,585	283,307	282,243
Exeter Automobile Receivables Trust 2016-3A B^	2.84		8/16/2021	108,996	108,987	109,040
Exeter Automobile Receivables Trust 2017-1A B^	3.00		12/15/2021	249,393	249,364	249,652
Exeter Automobile Receivables Trust 2018-1^	2.75		4/15/2022	468,121	468,121	468,388
Exeter Automobile Receivables Trust 2018-3^	2.90		1/18/2022	436,643	436,622	437,089
Exeter Automobile Receivables Trust 2019-1A B^	3.45		2/15/2023	935,000	934,970	945,980
First Franklin Mortgage Loan Trust 2004-FFH4 M5, 1M USD LIBOR + 1.575%	3.98	#	1/25/2035	178,739	179,455	179,278
First Investors Auto Owner Trust 2016-2A B^	2.21		7/15/2022	520,000	519,985	518,167
First Investors Auto Owner Trust 2017-3A B^	2.72		4/17/2023	560,000	559,971	562,305
First Investors Auto Owner Trust 2018-1^	3.22		1/17/2023	540,000	539,962	544,165
Flagship Credit Auto Trust 2016-3 B^	2.43		6/15/2021	117,523	117,519	117,487
Flagship Credit Auto Trust 2016-4 B^	2.41		10/15/2021	1,426,723	1,427,281	1,426,003
Flagship Credit Auto Trust 2016-4 C^	2.71		11/15/2022	410,000	409,987	410,912
Flagship Credit Auto Trust 2017-1 B^	2.83		3/15/2023	786,647	786,631	786,994
Flagship Credit Auto Trust 2017-4 C^	2.92		11/15/2023	1,140,000	1,139,213	1,139,093
Flagship Credit Auto Trust 2018-1^	3.13		1/17/2023	2,250,000	2,249,647	2,265,478
Flagship Credit Auto Trust 2018-2^	2.97		10/17/2022	505,752	505,752	508,087
Flagship Credit Auto Trust 2019-1^	3.60		2/18/2025	2,175,000	2,176,663	2,232,772
Global SC Finance II SRL 2014-1A A1+^	3.19		7/17/2029	157,583	157,555	157,665
GLS Auto Receivables Trust 2018-3 A^	3.35		8/15/2022	402,356	402,349	404,523
Goal Capital Funding Trust 2010-1 A, 3M USD LIBOR + 0.700%^	3.22	#	8/25/2048	142,526	137,010	143,019
Goal Structured Solution Trust 2015-1 B, 1M USD LIBOR + 1.500%^	3.90	#	9/25/2043	100,000	76,917	98,457
Goodgreen Trust 2016-1 A^	3.23		10/15/2052	872,411	862,162	889,160
Goodgreen Trust 2018-1^	3.93	#	10/15/2053	3,782,292	3,825,187	3,943,508
Goodgreen Trust 2019-1^	3.86		10/15/2054	2,935,361	2,935,886	3,064,127
HERO Funding Trust 2015-1A A^	3.84		9/21/2040	617,483	628,247	639,914
HERO Funding Trust 2016-4A A1^	3.57		9/20/2047	268,250	268,148	278,553
HERO Funding Trust 2017-2A A1^	3.28		9/20/2048	100,977	100,965	102,068
HERO Funding Trust 2017-2A A2^	4.07		9/20/2048	79,339	81,249	82,540
HERO Funding Trust 2017-3A A1^	3.19		9/20/2048	677,123	676,901	688,434
HERO Funding Trust 2018-1^	4.67		9/20/2048	1,069,074	1,090,772	1,126,107
Hertz Fleet Lease Funding LP^	3.44		1/10/2033	2,625,000	2,624,579	2,654,846
Hertz Vehicle Financing II LP^	3.29		7/25/2022	1,000,000	987,994	1,007,553
Hertz Vehicle Financing II LP^	3.29		2/25/2024	2,830,000	2,777,090	2,881,215
Hertz Vehicle Financing II LP^	3.52		3/25/2021	900,000	896,866	905,063
Hertz Vehicle Financing II LP^	3.56		10/25/2021	2,300,000	2,284,459	2,318,953

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Hertz Vehicle Financing II LP^	3.60%		2/25/2024	1,320,000	$1,319,627	$1,345,695
Higher Education Funding I 2004-1 B1, 28 Day ARS^	3.88	#	1/1/2044	950,000	834,169	891,151
Hilton Grand Vacations Trust 2013-A A^	2.28		1/25/2026	23,447	23,189	23,431
Hilton Grand Vacations Trust 2017-AA B^	2.96	#**	12/26/2028	211,575	211,567	212,123
Hilton Grand Vacations Trust 2018-A^	3.54		2/25/2032	350,260	350,252	361,080
Horizon Aircraft Finance I Ltd. 2018-1 A^	4.46		12/15/2038	475,406	475,396	492,876
KDAC Aviation Finance Ltd.^	4.21		12/15/2042	1,540,702	1,536,415	1,579,011
KREF Ltd. 2018-FL1 AS, 1M USD LIBOR + 1.350%^	3.74	#	6/15/2036	2,380,000	2,380,000	2,381,095
Laurel Road Prime Student Loan Trust 2017-B CFX^	3.61		8/25/2042	364,448	364,394	363,973
Laurel Road Prime Student Loan Trust 2017-C B^	2.95		11/25/2042	418,103	417,947	414,625
Lendmark Funding Trust 2017-1A^	2.83		12/22/2025	553,249	552,409	551,740
Lendmark Funding Trust 2017-2A A^	2.80		5/20/2026	680,000	679,948	679,826
Lendmark Funding Trust 2018-1^	3.81		12/21/2026	630,000	629,969	645,955
Mariner Finance Issuance Trust 2017-AA A^	3.62		2/20/2029	282,892	282,845	283,708
Mariner Finance Issuance Trust 2017-BA B^	2.92		12/20/2029	3,360,000	3,345,087	3,363,847
Mariner Finance Issuance Trust 2018-A^	4.20		11/20/2030	1,848,000	1,847,870	1,898,512
Marlette Funding Trust 2017-3A A^	2.36		12/15/2024	33,097	33,095	33,086
Marlette Funding Trust 2018-1^	2.61		3/15/2028	437,870	437,852	437,595
Marlette Funding Trust 2018-2^	3.06		7/17/2028	197,170	197,170	197,388
Marlette Funding Trust 2018-3^	3.20		9/15/2028	584,195	584,149	586,178
Marlette Funding Trust 2019-1^	3.44		4/16/2029	880,254	880,233	887,850
Marlette Funding Trust 2019-2^	3.13		7/16/2029	1,289,000	1,288,875	1,296,214
Marlette Funding Trust 2019-2^	3.53		7/16/2029	976,000	975,812	990,303
Mosaic Solar Loan Trust 2018-2-GS^	4.20		2/22/2044	553,161	553,074	568,698
Mosaic Solar Loans LLC 2017-1A A^	4.45		6/20/2042	82,043	82,020	85,307
MVW Owner Trust 2013-1A A^	2.15		4/22/2030	179,710	178,515	179,057
MVW Owner Trust 2015-1A A^	2.52		12/20/2032	23,301	23,300	23,260
MVW Owner Trust 2017-1A A^	2.42		12/20/2034	66,657	66,647	66,740
Navient Private Education Loan Trust 2017-A, 1M USD LIBOR - 0.900%^	3.29	#	12/16/2058	1,125,000	1,125,000	1,129,780
Navient Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%^	3.11	#	12/15/2059	320,000	320,000	316,969
Navient Private Education Refi Loan Trust 2019-A^	3.42		1/15/2043	595,000	594,738	616,082
Navient Student Loan Trust 2015-1 B, 1M USD LIBOR + 1.500%	3.90	#	7/25/2052	1,100,000	1,094,658	1,113,947
Navient Student Loan Trust 2015-2 A3, 1M USD LIBOR + 0.570%	2.97	#	11/26/2040	500,000	492,967	494,859
Navient Student Loan Trust 2016-5A A, 1M USD LIBOR + 1.250%^	3.65	#	6/25/2065	861,983	865,599	871,670

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Navient Student Loan Trust 2016-6 A3, 1M USD LIBOR + 1.300%^	3.70	# %	3/25/2066	550,000	$550,000	$559,485
Navient Student Loan Trust 2017-1A A3, 1M USD LIBOR + 1.150%^	3.55	#	7/26/2066	1,000,000	1,000,000	1,010,228
Navient Student Loan Trust 2017-5A A, 1M USD LIBOR + 0.800%^	3.20	#	7/26/2066	473,401	472,886	470,019
Navient Student Loan Trust 2018-1A A3, 1M USD LIBOR + 0.720%^	3.12	#	3/25/2067	1,600,000	1,600,000	1,595,038
Navient Student Loan Trust 2018-2, 1M USD LIBOR + 0.750%^	3.15	#	3/25/2067	1,360,000	1,360,000	1,346,346
Navient Student Loan Trust 2018-3, 1M USD LIBOR + 0.800%^	3.20	#	3/25/2067	1,600,000	1,600,000	1,584,599
Navient Student Loan Trust 2019-2, 1M USD LIBOR + 1.000%^	3.40	#	2/27/2068	2,516,000	2,516,000	2,524,783
Navient Student Loan Trust 2019-B, 1M USD LIBOR - 0.980%^	3.37	#	12/15/2059	3,000,000	3,000,000	2,987,794
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 0.950%^	3.35	#	5/28/2024	1,108,000	1,108,000	1,108,277
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.050%^	3.45	#	9/25/2023	300,000	300,000	300,693
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.450%^	3.83	#	5/28/2024	1,018,000	1,018,000	1,018,096
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.550%^	3.95	#	9/25/2023	520,000	520,000	521,041
Nelnet Private Education Loan Trust 2016-A A1A, 1M USD LIBOR + 1.750%^	4.15	#	12/26/2040	188,541	188,541	189,219
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	135,767	134,924	136,295
Nelnet Student Loan Trust 2005-1, 3M USD LIBOR + 0.110%	2.69	#	10/25/2033	372,353	370,248	367,647
Nelnet Student Loan Trust 2005-2, 3M USD LIBOR + 0.100%	2.44	#	3/23/2037	384,600	382,114	379,318
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	2.78	#	1/25/2038	1,229,226	1,155,401	1,180,553
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	2.60	#	6/25/2041	1,798,477	1,679,727	1,668,099
Nelnet Student Loan Trust 2007-2, 28 Day ARS^	3.71	#	6/25/2035	2,000,000	1,973,618	1,986,814
Nelnet Student Loan Trust 2012-4, 1M USD LIBOR + 1.000%^	3.40	#	7/26/2049	900,000	868,108	861,826
Nelnet Student Loan Trust 2014-6A A, 1M USD LIBOR + 0.650%^	3.05	#	11/25/2052	2,413,574	2,385,865	2,379,458
Nelnet Student Loan Trust 2018-1A, 1M USD LIBOR + 0.760%^	3.16	#	5/25/2066	3,190,000	3,174,692	3,155,257

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Nelnet Student Loan Trust 2018-3, 1M USD LIBOR + 0.750%^	3.24	# %	9/27/2066	1,300,000	$1,300,000	$1,277,453
Nelnet Student Loan Trust 2019-2, 1M USD LIBOR + 0.900%^	3.30	#	6/27/2067	1,142,443	1,142,443	1,138,305
New Residential Advance Receivables Trust Advance Receivables Backed Notes^	4.00		2/15/2051	3,550,000	3,563,849	3,581,138
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1^	3.21		2/15/2051	1,080,000	1,067,825	1,091,929
NextGear Floorplan Master Owner Trust 2016-2A A2^	2.19		9/15/2021	762,000	760,706	761,049
NorthStar Student Loan Trust III 2016-1 A, 1M USD LIBOR + 1.250%^	3.65	#	5/27/2036	145,760	139,828	146,929
NovaStar Mortgage Funding Trust 2004-4 M5, 1M USD LIBOR + 1.725%	4.13	#	3/25/2035	337,521	337,463	337,685
NP Ferrum LLC 2015 1A A1+	5.05		3/19/2046	800,000	812,854	850,621
NP SPE II LLC 2017-1A A1^	3.37		10/21/2047	380,119	380,119	389,046
NRZ Advance Receivables Trust 2016-T4 AT4^	3.11		12/15/2050	900,000	900,000	907,337
OneMain Direct Auto Receivables Trust 2017-2A A^	2.31		12/14/2021	499,394	499,357	498,719
Orange Lake Timeshare Trust 2016-A A^	2.61		3/8/2029	1,097,712	1,076,880	1,115,892
Orange Lake Timeshare Trust 2016-A B^	2.91		3/8/2029	444,904	439,132	454,947
Orange Lake Timeshare Trust 2019-A^	4.93		4/9/2038	2,842,757	2,842,171	2,855,808
Oscar US Funding Trust II 2015 1A A4^+	2.44		6/15/2022	76,289	75,134	76,244
Oscar US Funding Trust IX LLC+^	3.63		9/10/2025	480,000	479,903	499,672
Oscar US Funding Trust VI LLC 2017-1A A3+^	2.82		6/10/2021	288,356	288,331	288,621
Oscar US Funding Trust VIII LLC+^	2.91		4/12/2021	275,658	275,638	275,853
Oscar US Funding X LLC^+	3.27		5/11/2026	2,240,000	2,239,633	2,303,721
Oxford Finance Funding LLC 2016-1A A^	3.97		6/17/2024	94,594	94,594	95,422
PHEAA Student Loan Trust 2016-2A A, 1M USD LIBOR + 0.950%^	3.35	#	11/25/2065	508,290	508,290	506,641
Pioneer Aircraft Finance Ltd.^+	3.97		6/15/2044	1,036,000	1,036,000	1,052,356
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	2.68	#	5/25/2036	40,685	39,204	40,403
Santander Drive Auto Receivables Trust 2016-1 D	4.02		4/15/2022	430,000	435,499	435,140
SBA Tower Trust^	2.88		7/9/2021	880,000	875,746	881,595
SBA Tower Trust^	3.17		4/11/2022	630,000	630,835	639,999
SBA Tower Trust^	3.87		10/15/2049	1,300,000	1,305,042	1,342,362
SBA Tower Trust 2014-1A C^	2.90		10/15/2044	590,000	591,465	589,992
Securitized Equipment Receivables	3.76		10/11/2024	550,000	549,990	551,032
Securitized Equipment Receivables	4.20		10/11/2024	610,000	609,966	612,760

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Sierra Receivables Funding Co LLC 2017-1A A^	2.91%		3/20/2034	471,475	$472,847	$475,994
Sierra Receivables Funding Co LLC 2018-1AB	4.24		4/20/2035	2,236,286	2,262,425	2,286,783
Sierra Timeshare 2014-3 Receivables Funding LLC^	2.80		10/20/2031	418,994	417,307	418,846
Sierra Timeshare 2015-1 Receivables Funding LLC^	3.05		3/22/2032	461,627	460,027	462,003
Sierra Timeshare 2015-2 Receivables Funding LLC^	2.43		6/20/2032	370,154	367,164	369,438
Sierra Timeshare 2016-2 Receivables Funding LLC^	2.78		7/20/2033	306,093	303,421	305,541
Sierra Timeshare 2018-2 Receivables Funding LLC^	3.94		6/20/2035	384,604	384,502	389,839
Sierra Timeshare 2018-3 Receivables Funding LLC^	5.20		9/20/2035	679,773	686,733	688,063
Sierra Timeshare 2019-1 Receivables Funding LLC^	3.77		1/20/2036	1,694,836	1,703,223	1,734,581
Sierra Timeshare 2019-1 Receivables Funding LLC^	4.75		1/20/2036	2,251,090	2,254,147	2,302,350
Sierra Timeshare Receivables Funding LLC 2014-3A A^	2.30		10/20/2031	115,223	114,628	115,147
Sierra Timeshare Receivables Funding LLC 2015 3A B^	3.08		9/20/2032	43,385	43,118	43,593
Sierra Timeshare Receivables Funding LLC 2015-1A A^	2.40		3/22/2032	84,247	83,350	84,003
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	713,868	710,825	711,307
Sierra Timeshare Receivables Funding LLC 2015-3A A^	2.58		9/20/2032	16,068	16,066	16,051
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	2.72	#	2/15/2045	659,696	594,804	621,781
SLC Student Loan Trust 2006-1, 3M USD LIBOR + 0.210%	2.62	#	3/15/2055	2,302,524	2,142,886	2,130,006
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	2.64	#	12/15/2039	1,731,479	1,611,237	1,620,873
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	2.81	#	1/25/2041	754,616	710,095	696,939
SLM Student Loan Trust 2003-11, 3M USD LIBOR + 0.650%	3.06	#	12/15/2038	976,187	928,084	925,217
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.600%^	3.18	#	10/25/2065	2,700,000	2,691,854	2,673,278
SLM Student Loan Trust 2003-14 A6, 3M USD LIBOR + 0.300%	2.88	#	7/25/2025	34,193	33,236	34,032
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	3.06	#	6/15/2038	377,465	360,914	353,108

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	3.08	# %	7/25/2039	541,855	$515,216	$513,232
SLM Student Loan Trust 2004-3A A6A, 3M USD LIBOR + 0.550%^	3.13	#	10/25/2064	1,550,000	1,522,784	1,520,108
SLM Student Loan Trust 2004-8, 3M USD LIBOR + 0.460%	3.04	#	1/25/2040	1,132,673	1,073,184	1,070,468
SLM Student Loan Trust 2005-4, 3M USD LIBOR + 0.170%	2.75	#	7/25/2040	1,750,000	1,662,763	1,651,579
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	2.76	#	7/25/2055	719,748	642,091	673,486
SLM Student Loan Trust 2005-5, 3M USD LIBOR + 0.250%	2.83	#	10/25/2040	1,452,929	1,362,765	1,358,817
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	2.87	#	1/25/2044	2,127,264	1,985,152	1,988,709
SLM Student Loan Trust 2005-7, 3M USD LIBOR + 0.750%	3.33	#	1/25/2040	1,400,000	1,395,614	1,382,013
SLM Student Loan Trust 2005-9, 3M USD LIBOR + 0.300%	2.88	#	1/25/2041	834,751	797,549	788,025
SLM Student Loan Trust 2005-9, 3M EURIBOR + 0.600%	3.18	#	1/25/2041	1,243,226	1,228,475	1,226,287
SLM Student Loan Trust 2006-10 A6, 3M USD LIBOR + 0.150%	2.73	#	3/25/2044	2,800,000	2,700,568	2,702,237
SLM Student Loan Trust 2006-10 B, 3M USD LIBOR + 0.220%	2.80	#	3/25/2044	1,237,375	1,169,183	1,164,143
SLM Student Loan Trust 2006-2¤	Zero Coupon		1/25/2041	3,956	1,621,960	1,938,440
SLM Student Loan Trust 2006-2, 3M USD LIBOR + 0.170%	2.75	#	1/25/2041	1,150,454	1,122,431	1,110,432
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	2.79	#	10/25/2040	569,504	506,899	530,671
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	2.78	#	1/27/2042	551,975	512,887	507,637
SLM Student Loan Trust 2006-8, 3M USD LIBOR + 0.230%	2.81	#	1/25/2041	930,479	867,424	863,130
SLM Student Loan Trust 2006-9 A5, 3M USD LIBOR + 0.100%	2.68	#	1/26/2026	46,511	45,569	46,441
SLM Student Loan Trust 2007-1 A6, 3M USD LIBOR + 0.140%	2.72	#	1/27/2042	200,000	192,328	190,869
SMB Private Education Loan Trust 2014-A^	4.00		9/15/2042	1,250,000	1,271,721	1,311,103
SMB Private Education Loan Trust 2014-A A2B, 1M USD LIBOR + 1.150%^	3.54	#	5/15/2026	359,354	361,459	361,389
SMB Private Education Loan Trust 2015-A A2B, 1M USD LIBOR + 1.000%^	3.39	#	6/15/2027	57,242	56,412	57,341
SMB Private Education Loan Trust 2015-A A3, 1M USD LIBOR + 1.500%^	3.89	#	2/17/2032	900,000	918,693	912,880

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SMB Private Education Loan Trust 2015-C^	4.50%		9/17/2046	1,710,000	$1,754,527	$1,845,019
SMB Private Education Loan Trust 2015-C A3, 1M USD LIBOR + 1.950%^	4.34	#	8/16/2032	700,000	728,471	716,309
SMB Private Education Loan Trust 2016-B A2B, 1M USD LIBOR + 1.450%^	3.84	#	2/17/2032	92,621	92,621	93,663
SMB Private Education Loan Trust 2016-C A2B, 1M USD LIBOR + 1.100%^	3.49	#	9/15/2034	222,887	222,887	223,856
SMB Private Education Loan Trust 2017-B A2B, 1M USD LIBOR + 0.750%^	3.14	#	10/15/2035	670,000	670,000	668,743
SMB Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%^	3.11	#	1/15/2037	2,800,000	2,783,615	2,778,574
SMB Private Education Loan Trust 2018-C, 1M USD LIBOR + 0.75%^	3.14	#	11/15/2035	1,800,000	1,790,938	1,792,837
SMB Private Education Loan Trust 2019-A, 1M USD LIBOR + 0.75%^	3.26	#	7/15/2036	1,715,000	1,715,000	1,707,845
SMB Private Education Loan Trust 2019-B, 1M USD LIBOR + 1.000%^	3.39	#	6/15/2037	1,800,000	1,800,000	1,800,158
SoFi Alternative Trust 2019-C^¤	Zero Coupon		1/25/2045	4,460,000	4,617,317	4,617,317
SoFi Consumer Loan Program 2018-3 Trust^	3.20		8/25/2027	269,628	269,628	270,502
SoFi Consumer Loan Program LLC 2016-1A A^	3.26		8/25/2025	328,246	329,195	331,209
SoFi Consumer Loan Program LLC 2016-2A A^	3.09		10/27/2025	87,940	87,930	88,162
SoFi Consumer Loan Program LLC 2016-3 A^	3.05		12/26/2025	87,473	87,471	87,862
SoFi Consumer Loan Program LLC 2016-5 A^	3.06		9/25/2028	534,999	533,526	538,463
SoFi Consumer Loan Program LLC 2017-2 A^	3.28		2/25/2026	248,117	247,799	249,809
SoFi Consumer Loan Program LLC 2017-3 A^	2.77		5/25/2026	399,603	399,603	400,160
SoFi Consumer Loan Program Trust 2019-3^	3.89		5/25/2028	2,566,000	2,565,259	2,598,419
SoFi Consumer Loan Program Trust 2015-1 A^	3.28		9/15/2023	15,342	15,348	15,345
SoFi Professional Loan Program 2018-A LLC^¤	Zero Coupon		2/25/2042	1,372,500	1,005,379	1,059,158
SoFi Professional Loan Program 2018-B Trust^¤	Zero Coupon		8/26/2047	1,265,700	702,045	743,203
SoFi Professional Loan Program 2018-D Trust^¤	Zero Coupon		2/25/2048	1,887,200	668,720	650,140
SoFi Professional Loan Program 2019-A LLC^¤	Zero Coupon		6/15/2048	3,522,900	1,046,902	1,017,931
SoFi Professional Loan Program 2019-A LLC^	4.11		6/15/2048	870,000	876,628	922,140

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SoFi Professional Loan Program LLC 2015-A RC^¤	Zero Coupon		3/25/2033	300	$844,125	$266,625
SoFi Professional Loan Program LLC 2015-C A2^	2.51%		8/25/2033	24,949	24,837	25,009
SoFi Professional Loan Program LLC 2016 A A1, 1M USD LIBOR + 1.750%^	4.15	#	8/25/2036	78,211	77,568	79,510
SoFi Professional Loan Program LLC 2016-B A1, 1M USD LIBOR + 1.200%^	3.60	#	6/25/2033	269,100	271,970	271,929
SoFi Professional Loan Program LLC 2016-D A1, 1M USD LIBOR + 0.950%^	3.35	#	1/25/2039	52,505	52,505	52,608
SoFi Professional Loan Program LLC 2017-D R1^	Zero Coupon		9/25/2040	1,233,700	732,123	707,416
Spirit Master Funding LLC^	3.50		1/20/2045	2,989,685	2,988,054	2,987,159
Springleaf Funding Trust 2016-AA A^	2.90		11/15/2029	828,794	828,687	829,618
Store Master Funding I-VII A3^	4.40		10/20/2048	1,893,667	1,913,336	1,996,129
Taco Bell Funding LLC 2016-1A A23^	4.97		5/25/2046	1,200,500	1,240,455	1,243,174
Taco Bell Funding LLC 2018-1A A2I^	4.32		11/25/2048	2,119,350	2,119,350	2,195,572
TAL Advantage LLC 2017-1A A^	4.50		4/20/2042	562,925	569,404	573,644
TAL Advantage V LLC^	3.33		5/20/2039	1,224,265	1,216,435	1,232,955
Tesla Auto Lease Trust 2018-A^	2.32		12/20/2019	106,020	106,020	105,975
Tesla Auto Lease Trust 2018-A^	2.75		2/20/2020	275,000	274,993	274,957
Tesla Auto Lease Trust 2018-B A^	3.71		8/20/2021	440,341	440,315	446,836
Textainer Marine Containers VII Ltd.+^	4.11		7/20/2043	700,500	692,392	707,798
TLF National Tax Lien Trust 2017-1^	3.09		12/15/2029	2,160,954	2,148,918	2,159,333
TPG Real Estate Finance 2018-FL-1 Issuer Ltd., 1M USD LIBOR + 0.750%^	3.14	#	2/15/2035	426,188	425,543	426,325
Trafigura Securitisation Finance PLC 2017-1, 1M USD LIBOR + 1.700%+^	4.17	#	12/15/2020	900,000	901,551	905,225
Trafigura Securitisation Finance plc 2018-1, 1M USD LIBOR + 0.730%+^	3.12	#	3/15/2022	1,820,000	1,813,844	1,809,799
Trafigura Securitisation Finance plc 2018-1+^	4.29		3/15/2022	1,800,000	1,799,905	1,843,461
Trinity Rail Leasing 2019 LLC^	3.82		4/17/2049	2,272,622	2,271,489	2,334,255
Trinity Rail Leasing LP^	3.82		6/17/2048	899,819	899,494	940,780
TRIP Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	1,248,118	1,329,718	1,320,118
TRIP Rail Master Funding LLC 2017-1A A1^	2.71		8/15/2047	158,279	158,277	158,176
Triton Container Finance V LLC^	3.95		3/20/2043	306,250	306,048	316,499
Upstart Securitization Trust 2019-1 A	3.45		4/20/2026	849,699	849,669	852,417
VSE 2018-A Voi Mortgage LLC^	4.02		2/20/2036	370,635	370,588	380,387
VSE VOI Mortgage LLC 2016-A A^	2.54		7/20/2033	329,926	329,897	329,608
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	2.88	#	10/25/2040	627,975	577,790	576,955
Welk Resorts LLC 2017-AA B^	3.41		6/15/2033	250,571	250,533	250,690
Westgate Resorts LLC 2015-2A A^	3.20		7/20/2028	64,823	64,758	64,726
Westgate Resorts LLC 2017-1A A^	3.05		12/20/2030	271,262	271,262	271,913
Westgate Resorts LLC 2018-1^	3.38		12/20/2031	567,532	566,604	573,564

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Willis Engine Structured Trust IV^	4.75%		9/15/2043	1,188,393	$1,204,982	$1,240,677
Wingstop Funding 2018-1 LLC^	4.97		12/5/2048	1,097,250	1,113,047	1,146,439

Total Other Asset-Backed Securities				297,139,354	292,564,045	295,594,080

Total Asset-Backed Securities				331,323,066	326,748,578	329,704,013

Corporate Bonds — 34.6%*:

Advertising — 0.1%*:
Interpublic Group of Cos., Inc. (The)	3.75		10/1/2021	820,000	822,685	841,491

Aerospace/Defense — 0.3%*:
Harris Corp.	2.70		4/27/2020	2,288,000	2,285,216	2,290,347

Agriculture — 1.4%*:
BAT Capital Corp.+	3.22		8/15/2024	1,200,000	1,182,723	1,207,881
Bunge Ltd. Finance Corp.	3.00		9/25/2022	1,840,000	1,819,058	1,848,746
Bunge Ltd. Finance Corp.	3.50		11/24/2020	1,520,000	1,532,219	1,534,168
Imperial Brands Finance PLC+^	2.95		7/21/2020	1,829,000	1,820,680	1,833,941
Imperial Brands Finance plc^+	3.50		2/11/2023	1,347,000	1,352,219	1,372,007
Reynolds American, Inc.	4.00		6/12/2022	2,170,000	2,182,342	2,252,968

Total Agriculture				9,906,000	9,889,241	10,049,711

Auto Manufacturers — 0.9%*:
Ford Motor Credit Co. LLC, 3M USD LIBOR + 0.810%	3.41	#	4/5/2021	1,135,000	1,135,000	1,120,102
Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	3.75	#	2/15/2023	985,000	985,000	955,968
Ford Motor Credit Co. LLC	5.09		1/7/2021	350,000	350,387	360,657
General Motors Financial Co., Inc.	3.25		1/5/2023	3,440,000	3,370,536	3,452,487
Nissan Motor Acceptance Corp.+^	1.90		9/14/2021	670,000	667,500	657,741

Total Auto Manufacturers				6,580,000	6,508,423	6,546,955

Auto Parts&Equipment — 0.0%*:
Lear Corp.	5.25		1/15/2025	300,000	318,107	310,819

Beverages — 1.1%*:
Anheuser-Busch InBev Worldwide, Inc.+	3.50		1/12/2024	3,860,000	3,822,812	4,031,708
Keurig Dr Pepper, Inc.	4.06		5/25/2023	2,555,000	2,573,827	2,682,436
Molson Coors Brewing Co.	2.10		7/15/2021	325,000	323,766	322,834
Molson Coors Brewing Co.	3.50		5/1/2022	1,089,000	1,081,095	1,117,998

Total Beverages				7,829,000	7,801,500	8,154,976

Biotechnology — 0.1%*:
Celgene Corp.	4.00		8/15/2023	569,000	578,221	601,308

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals — 1.9%*:
CF Industries, Inc.	7.13%		5/1/2020	151,000	$156,226	$155,907
DowDuPont, Inc.	4.21		11/15/2023	1,745,000	1,804,412	1,867,905
Huntsman International LLC	5.13		11/15/2022	3,780,000	3,866,466	3,996,514
Incitec Pivot Finance LLC+^	6.00		12/10/2019	1,443,000	1,463,267	1,462,141
RPM International, Inc.	3.45		11/15/2022	1,155,000	1,162,232	1,176,073
RPM International, Inc.	6.13		10/15/2019	1,205,000	1,217,353	1,216,600
Sherwin-Williams Co. (The)	2.75		6/1/2022	1,845,000	1,836,938	1,863,933
Syngenta Finance NV+^	3.70		4/24/2020	1,390,000	1,387,766	1,399,731
Syngenta Finance NV+^	3.93		4/23/2021	500,000	501,520	509,073

Total Chemicals				13,214,000	13,396,180	13,647,877

Commercial Banks — 6.7%*:
Banco Santander SA+	3.50		4/11/2022	2,400,000	2,409,215	2,462,033
Bank of America Corp.	2.82	#**	7/21/2023	8,645,000	8,540,052	8,731,414
Barclays PLC, 3M USD LIBOR + 1.380%+	3.90	#	5/16/2024	1,235,000	1,227,994	1,216,802
Citigroup, Inc.	3.14	#**	1/24/2023	3,940,000	3,916,331	4,007,350
Discover Bank	3.35		2/6/2023	1,917,000	1,911,425	1,961,828
Discover Bank	4.20		8/8/2023	1,935,000	1,982,054	2,053,429
First Horizon National Corp.	3.50		12/15/2020	2,170,000	2,177,352	2,196,014
Goldman Sachs Group, Inc. (The)	3.20		2/23/2023	8,595,000	8,492,442	8,796,070
JPMorgan Chase & Co.	4.50		1/24/2022	3,745,000	3,885,097	3,946,232
Macquarie Bank Ltd.+^	2.85		1/15/2021	130,000	131,554	130,779
Mitsubishi UFJ Financial Group, Inc.+	2.67		7/25/2022	3,295,000	3,236,928	3,304,132
Morgan Stanley MTN	3.75		2/25/2023	4,500,000	4,579,008	4,700,780
Sumitomo Mitsui Financial Group, Inc.+	2.06		7/14/2021	682,000	678,950	679,183
Sumitomo Mitsui Financial Group, Inc.+	2.85		1/11/2022	580,000	582,951	586,394
Sumitomo Mitsui Financial Group, Inc.+	3.75		7/19/2023	900,000	910,337	945,012
SVB Financial Group	5.38		9/15/2020	200,000	206,040	206,727
Synchrony Bank	3.00		6/15/2022	1,680,000	1,624,527	1,692,504

Total Commercial Banks				46,549,000	46,492,257	47,616,683

Construction Materials — 0.8%*:
Holcim US Finance Sarl & Cie SCS+^	6.00		12/30/2019	1,990,000	2,023,740	2,017,381
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.500%	2.89	#	12/20/2019	445,000	445,000	444,993
Martin Marietta Materials, Inc., 3M USD LIBOR + 0.650%	3.17	#	5/22/2020	530,000	530,000	530,019
Masco Corp.	3.50		4/1/2021	590,000	593,152	598,769
Masco Corp.	7.13		3/15/2020	124,000	128,030	127,562
Standard Industries, Inc.^	5.50		2/15/2023	2,060,000	2,097,527	2,116,650

Total Construction Materials				5,739,000	5,817,449	5,835,374

Diversified Financial Services — 2.5%*:
AerCap Ireland Capital DAC/AerCap Global Aviation Trust+	3.50		5/26/2022	500,000	500,147	509,266

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified Financial Services (Continued)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	3.95%		2/1/2022	3,030,000	$3,041,712	$3,117,411
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	4.50		5/15/2021	300,000	309,197	309,361
Aircastle Ltd.	5.00		4/1/2023	3,721,000	3,872,113	3,936,784
Ameriprise Financial, Inc.	3.00		3/22/2022	495,000	493,795	504,084
Ameriprise Financial, Inc.	3.70		10/15/2024	450,000	455,713	477,142
Ameriprise Financial, Inc.	4.00		10/15/2023	294,000	302,934	312,767
Antares Holdings LP^	6.00		8/15/2023	1,260,000	1,259,945	1,280,696
Athene Global Funding^	4.00		1/25/2022	3,883,000	3,926,679	4,017,144
Brookfield Finance LLC+	4.00		4/1/2024	1,805,000	1,860,841	1,897,106
Genpact Luxembourg Sarl+	3.70		4/1/2022	1,575,000	1,577,466	1,587,201

Total Diversified Financial Services				17,313,000	17,600,542	17,948,962

Electric — 0.8%*:
Ameren Corp.	2.70		11/15/2020	760,000	763,809	762,474
EDP Finance BV+^	4.13		1/15/2020	981,000	988,751	983,158
Enel Finance International NV+^	2.88		5/25/2022	1,050,000	1,048,118	1,058,317
Entergy Corp.	4.00		7/15/2022	750,000	770,421	780,244
Entergy Texas, Inc.	2.55		6/1/2021	460,000	459,948	459,488
Puget Energy, Inc.	6.00		9/1/2021	1,275,000	1,350,688	1,362,817
Puget Energy, Inc.	6.50		12/15/2020	321,000	338,619	338,731

Total Electric				5,597,000	5,720,354	5,745,229

Electronics — 0.1%*:
FLIR Systems, Inc.	3.13		6/15/2021	480,000	484,610	484,693
Tech Data Corp.	3.70		2/15/2022	260,000	259,785	264,466

Total Electronics				740,000	744,395	749,159

Food — 0.3%*:
McCormick & Co., Inc.	2.70		8/15/2022	1,980,000	1,928,830	1,998,154

Healthcare-Products — 0.7%*:
Becton Dickinson and Co., 3M USD LIBOR + 0.875%	3.21	#	12/29/2020	1,826,000	1,825,145	1,826,270
CVS Health Corp.	2.13		6/1/2021	1,815,000	1,805,752	1,802,955
CVS Health Corp.	3.70		3/9/2023	1,170,000	1,164,525	1,209,951

Total Healthcare-Products				4,811,000	4,795,422	4,839,176

Healthcare-Services — 0.1%*:
Cigna Corp.	4.00		2/15/2022	942,000	972,937	973,655

Home Builders — 0.4%*:
Lennar Corp.	4.50		11/15/2019	1,090,000	1,095,043	1,094,087
Lennar Corp.	4.75		4/1/2021	1,600,000	1,623,612	1,642,000

Total Home Builders				2,690,000	2,718,655	2,736,087

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Household Products/Wares — 0.4%*:
Church & Dwight Co., Inc.	2.88%	10/1/2022	2,940,000	$2,901,216	$2,979,378

Housewares — 0.3%*:
Newell Brands, Inc.	3.85	4/1/2023	2,040,000	2,036,407	2,069,954

Insurance — 1.7%*:
American International Group, Inc.	3.30	3/1/2021	102,000	102,960	103,376
AmTrust Financial Services, Inc.	6.13	8/15/2023	780,000	776,481	767,325
CNA Financial Corp.	5.75	8/15/2021	1,191,000	1,253,386	1,273,255
Enstar Group Ltd.+	4.50	3/10/2022	1,720,000	1,731,016	1,761,807
Jackson National Life Global Funding^	2.50	6/27/2022	2,475,000	2,463,230	2,484,944
Lincoln National Corp.	4.00	9/1/2023	472,000	480,278	499,337
Lincoln National Corp.	4.20	3/15/2022	725,000	754,374	758,853
Lincoln National Corp.	6.25	2/15/2020	400,000	408,131	408,746
Reinsurance Group of America, Inc.	5.00	6/1/2021	1,429,000	1,485,136	1,497,406
Trinity Acquisition PLC	3.50	9/15/2021	2,316,000	2,319,329	2,356,762
Willis Towers Watson PLC	5.75	3/15/2021	370,000	384,449	388,564

Total Insurance			11,980,000	12,158,770	12,300,375

Investment Company Security — 0.5%*:
Ares Capital Corp.	3.88	1/15/2020	1,207,000	1,213,102	1,212,173
FS KKR Capital Corp.	4.00	7/15/2019	853,000	853,131	853,157
TCP Capital Corp.	4.13	8/11/2022	1,140,000	1,136,804	1,148,866

Total Investment Company Security			3,200,000	3,203,037	3,214,196

IT Services — 0.6%*:
Dell International LLC/EMC Corp.^	4.00	7/15/2024	629,000	642,775	645,455
Dell International LLC/EMC Corp.^	4.42	6/15/2021	1,227,000	1,243,553	1,264,350
Leidos Holdings, Inc.	4.45	12/1/2020	2,275,000	2,304,507	2,315,814

Total IT Services			4,131,000	4,190,835	4,225,619

Lodging — 0.2%*:
Marriott International, Inc.	2.30	1/15/2022	300,000	299,418	299,010
Marriott International, Inc.	2.88	3/1/2021	1,345,000	1,354,590	1,353,946

Total Lodging			1,645,000	1,654,008	1,652,956

Machinery-Diversified — 0.9%*:
CNH Industrial Capital LLC	3.38	7/15/2019	945,000	945,200	945,219
CNH Industrial Capital LLC	3.88	10/15/2021	1,110,000	1,120,573	1,131,645
CNH Industrial NV+	4.50	8/15/2023	900,000	912,252	943,830
Wabtec Corp.	4.40	3/15/2024	3,325,000	3,304,492	3,520,230

Total Machinery-Diversified			6,280,000	6,282,517	6,540,924

Media — 0.9%*:
Charter Communications Operating LLC/Charter Communications Operating Capital	3.58	7/23/2020	1,130,000	1,137,143	1,140,130

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Media (Continued)
Discovery Communications LLC	2.95%		3/20/2023	1,445,000	$1,416,502	$1,458,173
Sirius XM Radio, Inc.^	3.88		8/1/2022	3,698,000	3,694,591	3,707,245

Total Media				6,273,000	6,248,236	6,305,548

Mining — 1.0%*:
Glencore Finance Canada Ltd.+^	4.25		10/25/2022	484,000	501,536	506,091
Glencore Funding LLC+^	3.00		10/27/2022	730,000	728,530	734,234
Glencore Funding LLC+^	4.13		5/30/2023	980,000	976,342	1,018,877
Kinross Gold Corp.	5.13		9/1/2021	990,000	1,026,710	1,019,700
Kinross Gold Corp.+	5.95		3/15/2024	2,170,000	2,234,173	2,371,115
Newcrest Finance Pty Ltd.+^	4.20		10/1/2022	1,645,000	1,689,628	1,718,507

Total Mining				6,999,000	7,156,919	7,368,524

Office/Business Equip — 0.2%*:
Pitney Bowes, Inc.	3.88		9/15/2020	350,000	346,222	349,464
Pitney Bowes, Inc.	3.88		10/1/2021	1,065,000	1,055,892	1,043,700

Total Office/Business Equip				1,415,000	1,402,114	1,393,164

Oil and Gas — 0.6%*:
Antero Resources Corp.	5.38		11/1/2021	480,000	487,065	474,000
Continental Resources, Inc.	5.00		9/15/2022	1,438,000	1,450,062	1,449,800
EQT Corp.	3.00		10/1/2022	2,195,000	2,155,587	2,177,973

Total Oil and Gas				4,113,000	4,092,714	4,101,773

Packaging and Containers — 0.4%*:
Graphic Packaging International, Inc.	4.75		4/15/2021	2,696,000	2,754,890	2,743,180

Pharmaceuticals — 2.0%*:
AbbVie, Inc.	2.30		5/14/2021	150,000	149,433	149,093
Bayer US Finance II LLC, 3M USD LIBOR + 1.010%^	3.42	#	12/15/2023	3,085,000	3,046,641	3,029,382
Cardinal Health, Inc., 3M USD LIBOR + 0.770%	3.18	#	6/15/2022	2,995,000	2,994,685	3,003,026
Express Scripts Holding Co.	3.30		2/25/2021	1,590,000	1,602,490	1,611,110
Express Scripts Holding Co.	4.75		11/15/2021	950,000	993,061	997,460
Shire Acquisitions Investments Ireland DAC	2.40		9/23/2021	630,000	626,870	629,226
Shire Acquisitions Investments Ireland DAC	2.88		9/23/2023	1,070,000	1,025,101	1,080,460
Teva Pharmaceutical Finance Netherlands III B.V.+	2.20		7/21/2021	3,890,000	3,780,084	3,690,637

Total Pharmaceuticals				14,360,000	14,218,365	14,190,394

Pipelines — 0.8%*:
Energy Transfer Partners LP	4.20		9/15/2023	3,475,000	3,487,367	3,643,188
EnLink Midstream Partners LP	4.40		4/1/2024	1,720,000	1,718,394	1,739,316

Total Pipelines				5,195,000	5,205,761	5,382,504

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Real Estate Investment Trusts — 1.1%*:
American Tower Corp.	2.25%	1/15/2022	330,000	$329,768	$328,223
American Tower Corp.	3.00	6/15/2023	2,750,000	2,723,873	2,776,673
American Tower Corp.	3.30	2/15/2021	530,000	533,325	536,585
Crown Castle International Corp.	3.40	2/15/2021	1,672,000	1,685,065	1,694,840
Healthcare Trust of America Holdings LP	2.95	7/1/2022	708,000	702,788	713,044
VEREIT Operating Partnership LP	4.60	2/6/2024	1,940,000	2,027,633	2,060,016

Total REITS			7,930,000	8,002,452	8,109,381

Retail — 1.6%*:
Advance Auto Parts, Inc.	4.50	12/1/2023	1,187,000	1,213,792	1,273,654
Dollar Tree, Inc.	3.70	5/15/2023	3,820,000	3,776,324	3,944,161
O’Reilly Automotive, Inc.	3.80	9/1/2022	284,000	284,582	294,930
O’Reilly Automotive, Inc.	3.85	6/15/2023	2,389,000	2,397,796	2,502,754
QVC, Inc.	4.38	3/15/2023	3,260,000	3,203,643	3,309,113

Total Retail			10,940,000	10,876,137	11,324,612

Semiconductors — 0.7%*:
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.00	1/15/2022	1,785,000	1,781,964	1,789,638
Microchip Technology, Inc.	3.92	6/1/2021	1,435,000	1,435,980	1,460,752
NXP BV/NXP Funding LLC^	4.13	6/1/2021	1,670,000	1,686,266	1,708,577

Total Semiconductors			4,890,000	4,904,210	4,958,967

Telecommunications — 0.6%*:
Sprint Communications, Inc.	9.25	4/15/2022	1,005,000	1,147,293	1,160,775
Telefonaktiebolaget LM Ericsson+	4.13	5/15/2022	2,740,000	2,738,017	2,831,379

Total Telecommunications			3,745,000	3,885,310	3,992,154

Transportation — 0.9%*:
Penske Truck Leasing Co. LP/PTL Finance Corp.^	2.70	3/14/2023	410,000	404,010	409,831
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.30	4/1/2021	240,000	242,973	242,970
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.38	2/1/2022	830,000	833,897	846,134
Penske Truck Leasing Co. LP/PTL Finance Corp.^	4.88	7/11/2022	2,040,000	2,109,482	2,168,595
Ryder System, Inc.	2.50	9/1/2022	26,000	25,138	26,050
Ryder System, Inc.	3.40	3/1/2023	330,000	326,652	339,045
Ryder System, Inc.	3.75	6/9/2023	1,235,000	1,234,188	1,285,184
Ryder System, Inc.	3.88	12/1/2023	392,000	402,386	411,046
Ryder System, Inc. MTN	2.25	9/1/2021	635,000	632,645	632,979

Total Transportation			6,138,000	6,211,371	6,361,834

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Trucking and Leasing — 0.8%*:
DAE Funding LLC+^	4.00%		8/1/2020	276,000	$276,000	$276,000
GATX Corp.	2.50		7/30/2019	250,000	250,085	249,981
GATX Corp.	2.60		3/30/2020	685,000	683,372	684,381
Park Aerospace Holdings Ltd.+^	5.25		8/15/2022	4,535,000	4,646,871	4,788,053

Total Trucking and Leasing				5,746,000	5,856,328	5,998,415

Venture Capital — 0.2%*:
Hercules Capital, Inc.	4.63		10/23/2022	1,625,000	1,618,841	1,598,616

Total Corporate Bonds				242,148,000	243,250,852	247,698,431

Mortgage-Backed Securities — 9.2%*:
Angel Oak Mortgage Trust 2019-3^	3.24	#@	5/25/2059	3,900,000	3,899,955	3,919,810
Angel Oak Mortgage Trust LLC^	3.90	#@	11/25/2047	2,250,000	2,250,000	2,284,633
BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 1M USD LIBOR + 1.350%^	3.74	#	9/15/2034	270,000	270,000	267,474
BHMS, 1M USD LIBOR + 1.500%^	3.89	#	7/15/2035	1,800,000	1,800,000	1,799,976
BHMS 2018-ATLS, 1M USD LIBOR + 1.250%^	3.64	#	7/15/2035	2,750,000	2,747,282	2,750,824
BX Commercial Mortgage Trust 2018-IND, 1M USD LIBOR + 1.700%^	4.09	#	11/15/2035	3,021,100	3,031,131	3,036,209
CAMB Commercial Mortgage Trust 2019-LIFE, 1M USD LIBOR + 2.150%^	4.54	#	12/15/2037	1,499,283	1,499,283	1,512,434
COMM 2015-CCRE22 Mortgage Trust	3.93	#@	3/10/2048	1,650,000	1,640,280	1,709,621
COMM 2015-DC1 Mortgage Trust	3.72		2/10/2048	1,700,000	1,680,719	1,766,354
COMM 2015-DC1 Mortgage Trust	4.04	#@	2/10/2048	1,087,775	1,110,990	1,127,292
COMM Mortgage Trust 2014-UBS2 B	4.70		3/10/2047	600,000	642,562	638,464
Connecticut Avenue Securities Trust 2019-R03, 1M USD LIBOR + 2.150%^	4.55	#	9/25/2031	240,000	240,000	241,255
Credit Suisse Mortgage Capital Certificates 2019-ICE4, 1M USD LIBOR + 1.600%^	3.99	#	5/15/2036	960,000	960,000	962,704
Deephave Residential Mortgage Trust 2019-2^	3.92	#@	4/25/2059	672,000	672,000	687,102
Deephaven Residential Mortgage Trust 2018-1^	2.98	#@	12/26/2057	705,757	697,436	707,561
Deephaven Residential Mortgage Trust 2018-1^	3.03	#@	12/26/2057	603,608	603,599	603,512
Deephaven Residential Mortgage Trust 2018-2^	3.68	#@	4/25/2058	1,117,829	1,117,817	1,136,152
Deephaven Residential Mortgage Trust 2018-3^	3.96	#@	8/25/2058	1,189,387	1,187,844	1,203,600
Deephaven Residential Mortgage Trust 2018-4^	4.29	#@	10/25/2058	1,665,425	1,665,425	1,689,500
GS Mortgage Securities Trust 2016-GS2	4.68	#	5/10/2049	1,000,000	1,051,050	1,076,405
GS Mortgage Securities Trust 2016-GS3	3.14		10/10/2049	1,000,000	949,036	1,009,839

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	3.96	#@ %	4/15/2046	1,015,000	$1,002,572	$1,033,760
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ, 1M USD LIBOR + 1.000%^	3.39	#	6/15/2032	3,926,206	3,917,451	3,929,794
JP Morgan Mortgage Trust 2017-6 A5^	3.50	#@	12/25/2048	925,641	937,590	941,226
JP Morgan Mortgage Trust 2018-1^	3.50	#@	6/25/2048	683,102	688,606	692,898
JP Morgan Mortgage Trust 2018-3^	3.50	#@	9/25/2048	1,056,360	1,053,137	1,068,191
JP Morgan Mortgage Trust 2018-4^	3.50	#@	10/25/2048	2,287,193	2,270,478	2,320,086
KNDL 2019-KNSQ Mortgage Trust, 1M USD LIBOR + 1.800%^	4.19	#	5/15/2036	865,000	865,000	864,991
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.77		2/15/2046	1,340,000	1,371,720	1,379,576
Morgan Stanley Capital I Trust 2012-STAR^	4.06		8/5/2034	1,300,000	1,300,498	1,334,624
MSCG Trust 2018-SELF, 1M USD LIBOR + 1.180%^	3.57	#	10/15/2037	165,000	165,000	165,103
New Residential Mortgage Loan Trust 2016-4A A1^	3.75	#@	11/25/2056	357,175	367,658	368,439
New Residential Mortgage Loan Trust 2019-A1^	3.60	#@	4/25/2049	776,551	776,551	794,237
New Residential Mortgage Loan Trust 2019-A3^	3.75	#@	4/25/2049	2,653,852	2,653,852	2,714,085
New Residential Mortgage Loan Trust 2019-NQM1^	3.93	#@	1/25/2049	2,889,598	2,889,740	2,950,981
PNMAC GMSR Issuer Trust 2018-GT1, 1M USD LIBOR + 2.850%^	5.34	#	2/25/2023	470,000	470,000	470,752
PSMC Trust^	3.50	#@	2/25/2048	1,098,527	1,097,188	1,115,321
PSMC Trust 2018-2^	3.50	#@	6/25/2048	1,008,604	992,403	1,024,629
Sequoia Mortgage Trust 2015-1^	2.50	#@	1/25/2045	719,838	708,943	721,591
Sequoia Mortgage Trust 2018-3^	3.50	#@	3/25/2048	1,221,274	1,219,415	1,238,782
Sequoia Mortgage Trust 2018-5^	3.50	#@	5/25/2048	906,223	896,394	921,074
Sequoia Mortgage Trust 2018-6^	4.00	#@	7/25/2048	2,242,877	2,269,310	2,294,408
Sequoia Mortgage Trust 2018-7^	4.00	#@	9/25/2048	610,120	613,124	624,127
Sequoia Mortgage Trust 2018-CH1^	4.00	#@	2/25/2048	758,402	771,459	775,837
Sequoia Mortgage Trust 2018-CH2^	4.00	#@	6/25/2048	1,318,681	1,332,045	1,337,207
Sequoia Mortgage Trust 2018-CH3^	4.00	#@	8/25/2048	884,490	892,006	905,769
Sequoia Mortgage Trust 2019-1^	4.00	#@	2/25/2049	784,659	791,956	802,671
Shellpoint Co-Originator Trust 2016-1 2A3^	3.00	#@	10/25/2031	694,333	700,827	698,147
TIAA Bank Mortgage Loan Trust 2018-2^	3.50	#@	7/25/2048	496,424	491,707	503,530
Velocity Commercial Capital Loan Trust 2016-2 AFX	3.00	#@	10/25/2046	183,959	183,959	185,133
Wells Fargo Mortgage Backed Securities 2019-1 Trust^	4.00	#@	11/25/2048	1,746,762	1,759,532	1,788,570

Total Mortgage-Backed Securities				65,068,015	65,166,530	66,096,260

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies — 7.6%*:
Federal Home Loan Mortgage Corp., 1M USD LIBOR + 0.480%	2.87	# %	10/15/2040	315,294	$315,030	$316,162
Federal Home Loan Mortgage Corp.	3.00		5/15/2039	473,179	477,197	478,469
Federal Home Loan Mortgage Corp.	3.00		8/15/2040	729,689	740,099	746,109
Federal Home Loan Mortgage Corp.	3.00		3/15/2041	602,071	609,867	611,167
Federal National Mortgage Association	3.00		4/25/2040	973,215	984,059	992,372
Federal National Mortgage Association	3.00		1/25/2041	484,535	490,482	490,494
Federal National Mortgage Association, 1M USD LIBOR + 0.680%	3.08	#	10/25/2030	766,052	766,201	765,621
U.S. Treasury Bonds	8.00		11/15/2021	13,000,000	14,869,060	14,865,195
U.S. Treasury Bonds	8.75		5/15/2020	33,000,000	34,801,623	34,937,461

Total U.S. Treasury & Government Agencies				50,344,035	54,053,618	54,203,050

Total Fixed Income				688,883,116	689,219,578	697,701,754

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.5%*:

Call Options Purchased — 0.2%*:
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	11,190,000	11,190,000	561,458	117,078	678,536
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	2.61	1/31/2033	14,590,000	14,590,000	698,861	286,866	985,727

Total Call Options Purchased				25,780,000	25,780,000	1,260,319	403,944	1,664,263

Put Options Purchased — 0.3%*:
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	2.94	12/13/2032	22,790,000	22,790,000	1,143,488	(135,697)	1,007,791
OTC — BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	29,090,000	29,090,000	1,390,502	(222,622)	1,167,880

Total Put Options				51,880,000	51,880,000	2,533,990	(358,319)	2,175,671

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 3.5%*:

Commercial Paper — 3.5%*:

Chemicals — 0.4%*:
DowDuPont, Inc.	2.74%	8/5/2019	2,600,000	2,593,200	2,593,200

Diversified Financial Services* — 0.6%*:
CRH America Finance Inc.+	2.80	8/1/2019	1,600,000	1,596,211	1,596,211
General Electric Co.	2.82	8/16/2019	2,600,000	2,590,831	2,590,831

Total Diversified Financial Services			4,200,000	4,187,042	4,187,042

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments (Continued)

Lodging — 0.7%*:
Marriott International, Inc.	2.63%	8/14/2019	5,000,000	$4,984,233	$4,984,233

Media — 0.9%*:
Cox Enterprises, Inc.	2.57	7/1/2019	6,800,000	6,800,000	6,800,000

Oil and Gas — 0.3%*:
FMC Technologies, Inc.	2.67	7/15/2019	2,000,000	1,997,955	1,997,955

Utilities — 0.6%*:
Mondelez International, Inc.	2.66	7/10/2019	1,000,000	999,345	999,345
VW Credit Inc.	2.70	7/25/2019	1,570,000	1,567,226	1,567,226
VW Credit Inc.	2.71	10/15/2019	2,000,000	1,984,395	1,984,395

Total Utilities			4,570,000	4,550,966	4,550,966

Total Commercial Paper			25,170,000	25,113,396	25,113,396

Total Short-Term Investments			25,170,000	25,113,396	25,113,396

Total Investments			791,713,116	718,127,283	726,655,084

Other assets and liabilities – (1.5%)*					(10,921,807)

Net Assets – 100.0%					$715,733,277

MTN	Medium Term Note
OTC	Over the Counter
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.3%
Ireland	1.9%
Japan	1.3%
Netherlands	1.0%
Other (Individually less than 1%)	4.5%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2019.
@	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

A summary of outstanding derivatives at June 30, 2019 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
90 Day Euro Futures	09/16/19	7	(1,704,037)	Short	$ (1,714,913)	$(10,876)
90 Day Euro Futures	12/16/19	8	(1,946,870)	Short	(1,961,800)	(14,930)
90 Day Euro Futures	03/16/20	6	(1,461,278)	Short	(1,474,350)	(13,072)
90 Day Euro Futures	06/15/20	6	(1,462,140)	Short	(1,475,700)	(13,560)
90 Day Euro Futures	09/14/20	6	(1,462,778)	Short	(1,476,675)	(13,897)
90 Day Euro Futures	12/14/20	5	(1,218,919)	Short	(1,230,563)	(11,644)
90 Day Euro Futures	03/15/21	5	(1,219,356)	Short	(1,230,874)	(11,518)
90 Day Euro Futures	09/13/21	9	(2,195,179)	Short	(2,214,450)	(19,271)
90 Day Euro Futures	03/14/22	8	(1,950,670)	Short	(1,967,200)	(16,530)
90 Day Euro Futures	09/19/22	7	(1,706,137)	Short	(1,719,988)	(13,851)
90 Day Euro Futures	03/13/23	6	(1,461,503)	Short	(1,473,300)	(11,797)
90 Day Euro Futures	12/18/23	8	(1,946,870)	Short	(1,961,900)	(15,030)
90 Day Euro Futures	12/16/24	22	(5,347,293)	Short	(5,386,150)	(38,857)
U.S. 10-Year Ultra Bond	09/19/19	74	(9,948,755)	Short	(10,221,250)	(272,495)
U.S. 2-Year Treasury Note	09/30/19	752	(160,710,054)	Short	(161,815,125)	(1,105,071)
U.S. 5-Year Treasury Note	09/30/19	1,280	(149,352,679)	Short	(151,240,000)	(1,887,321)

Total Short Futures						$(3,469,720)

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/ RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/ RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED DEPRECIATION
3M LIBOR	Receive	2.50%	6/13/2043	1Y/6M	2,300,000	CME	(13,411)

OTC Credit Default Swaps – Sell Protection(1) (2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	1M	11/17/2045	JPMorgan Chase Bank N.A.	230,000	230,000	$496	$(23,033)	$(23,529)
CMBX.NA.BBB-.6†+	3.00%	1M	5/11/2063	Goldman Sachs & Co.	290,000	290,000	(20,924)	(29,041)	(8,117)

Total OTC Credit Default Swaps							(20,428)	(52,074)	(31,646)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.8%*:

Asset-Backed Securities — 56.4%*:

CDO/CLO — 37.4%*:
AIMCO CLO 10 Ltd., 3M USD LIBOR + 3.550%^	5.88	#%	7/22/2032	500,000	$500,000	$499,999
Allegro CLO X Ltd., 3M USD LIBOR + 2.750%^	5.25	#	4/20/2032	500,000	500,000	499,971
Allegro CLO X Ltd., 3M USD LIBOR + 3.800%^	6.30	#	4/20/2032	500,000	500,000	499,959
Anchorage Capital CLO Ltd., 3M USD LIBOR + 2.850%^	5.17	#	7/15/2032	500,000	500,000	499,999
Ares CLO Ltd. 2019-53A C, 3M USD LIBOR + 2.650%^	5.17	#	4/24/2031	500,000	500,000	499,949
Avery Point VII CLO Ltd., 3M USD LIBOR + 3.600%^	5.91	#	1/15/2028	500,000	500,000	500,000
Bain Capital Credit CLO Ltd. 2017-2, 3M USD LIBOR + 2.500%^	5.08	#	7/25/2030	750,000	750,000	749,952
Ballyrock CLO 2016-1 Ltd., 3M USD LIBOR + 3.500%^	6.10	#	10/15/2028	500,000	500,000	500,634
Ballyrock CLO Ltd. 2019-1, 3M USD LIBOR + 3.700%^	6.02	#	7/15/2032	500,000	500,000	499,999
Carlyle US Clo 2017-2 Ltd., 3M USD LIBOR + 2.400%^	4.99	#	7/20/2031	500,000	496,694	500,001
CBAM Ltd. 2019-10, 3M USD LIBOR + 2.050%^	4.63	#	4/20/2032	500,000	500,000	499,945
CBAM Ltd. 2019-10, 3M USD LIBOR + 2.750%^	5.33	#	4/20/2032	500,000	500,000	500,190
Crestline Denali CLO XIV Ltd., 3M USD LIBOR + 1.800%^	4.39	#	10/23/2031	250,000	250,000	246,648
Dryden 50 Senior Loan Fund, 3M USD LIBOR + 2.250%^	4.85	#	7/15/2030	500,000	495,183	498,392
Eaton Vance CLO Ltd. 2019-1, 3M USD LIBOR + 1.950%^	4.47	#	4/15/2031	500,000	500,000	499,963
Eaton Vance CLO Ltd. 2019-1, 3M USD LIBOR + 3.750%^	6.27	#	4/15/2031	300,000	300,000	300,835
Elmwood CLO II Ltd., 3M USD LIBOR + 2.900%^	5.45	#	4/20/2031	750,000	750,000	751,877
Highbridge Loan Management Ltd. 12-2018, 3M USD LIBOR + 1.850%^	4.45	#	7/18/2031	500,000	479,124	484,748
Horizon Aircraft Finance I Ltd.^	5.27		12/15/2038	239,288	242,315	244,952
Horizon Aircraft Finance II Ltd.^¤	4.70		7/15/2039	300,000	299,990	299,990
Kayne CLO 4 Ltd., 3M USD LIBOR + 2.100%^	4.68	#	4/25/2032	500,000	500,000	499,936
KKR Financial CLO Ltd. 25 B1, 3M USD LIBOR + 2.000%^	4.53	#	4/15/2032	500,000	500,000	499,962
KKR Financial CLO Ltd. 25 C, 3M USD LIBOR + 2.750%^	5.28	#	4/15/2032	500,000	500,000	500,471
KREF Ltd. 2018-FL1, 1M USD LIBOR + 2.550%^	4.94	#	6/15/2036	420,000	423,347	420,283
Madison Park Funding Ltd. 2019 34A D, 3M USD LIBOR + 3.700%^	6.28	#	4/25/2031	500,000	500,000	501,641
Neuberger Berman Loan Advisers CLO 31 Ltd., 3M USD LIBOR + 1.950%^	4.47	#	4/20/2031	625,000	625,000	624,960
Octagon Investment Partners 42 Ltd., 3M USD LIBOR + 1.950%^	4.47	#	4/15/2031	500,000	500,000	499,961

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
OHA Credit Funding 2 Ltd., 3M USD LIBOR + 4.000%^	6.59	# %	4/21/2031	500,000	$500,149	$500,718
OHA Credit Partners XV Ltd., 3M USD LIBOR + 1.370%^	3.96	#	1/20/2030	500,000	488,840	491,336
Riserva CLO Ltd., 3M USD LIBOR + 3.450%^¤	5.79	#	10/18/2028	500,000	500,000	500,000
Rockford Tower CLO Ltd. 2018-2, 3M USD LIBOR + 1.800%^	4.39	#	10/20/2031	272,500	270,481	270,331
TICP CLO VI Ltd. 2016-2, 3M USD LIBOR + 3.300%^	5.69	#	1/15/2029	500,000	500,000	499,512
Verde CLO, 3M USD LIBOR + 1.900%^	4.48	#	4/15/2032	500,000	500,000	499,947

Total CDO/CLO				15,906,788	15,871,123	15,887,061

Other Asset-Backed Securities — 19.0%*:
Aaset 2019-1 Trust^	3.84		5/15/2039	325,000	325,000	324,999
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%^	3.90	#	7/25/2058	100,000	86,679	92,616
AccessLex Institute 2004-1 B, 3M USD LIBOR + 0.570%	2.91	#	9/22/2037	52,200	50,215	50,124
AccessLex Institute 2004-A A3, 28 Day ARS	4.56	#	7/1/2039	100,000	98,192	98,600
AccessLex Institute 2006-1 B, 3M USD LIBOR + 0.450%	2.97	#	8/25/2037	74,807	66,092	72,032
Adams Outdoor Advertising LP^	4.81		11/15/2048	198,330	205,828	211,016
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	38,600	38,600	40,744
Ascentium Equipment Receivables 2019-1^	4.31		4/12/2027	220,000	219,959	225,105
Ascentium Equipment Receivables Trust 2018-2 B^	5.18		7/10/2026	81,000	80,973	84,137
Blackbird Capital Aircraft Lease Securitization Ltd. 2016-1^	5.68		12/16/2041	212,240	220,088	222,369
Castlelake Aircraft Securitiza Clast 2019-1A	5.10		4/15/2039	295,528	298,474	297,036
CLI Funding VI LLC^	4.64		5/18/2044	198,077	198,045	202,544
College Avenue Student Loans LLC 2017, 1M USD LIBOR + 1.650%^	4.05	#	11/26/2046	81,320	82,563	82,408
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	3.09	#	1/15/2037	81,988	72,878	75,802
College Loan Corp. Trust I 2017-1 B2, 28 day ARS	2.19	#	1/25/2047	45,000	38,717	40,303
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	32,229	30,812	31,291
EdLinc Student Loan Funding Trust 2017-A A, Prime - 1.150%^	4.35	#	12/1/2047	72,072	71,584	72,424
EDvestinU Private Education Loan Issue No 1 LLC^	4.49		11/25/2043	277,000	276,805	290,408
Hertz Vehicle Financing II LP^	5.31		10/25/2023	310,000	319,741	326,024
Labrador Aviation Finance Ltd. 2016-1A^	4.30		1/15/2042	212,240	212,824	218,675

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Navient Student Loan Trust 2015-2, 1M USD LIBOR + 1.500%	3.90	# %	8/25/2050	200,000	$198,563	$199,239
Navient Student Loan Trust 2018-1B, 1M USD LIBOR + 1.200%^	3.60	#	3/25/2067	100,000	95,818	98,962
Nelnet Private Education Loan Trust 2016-A A1B^	3.60		12/26/2040	37,713	37,479	37,860
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	2.78	#	1/25/2038	226,563	212,397	217,592
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	2.60	#	6/25/2041	134,886	125,979	125,107
Nelnet Student Loan Trust 2015-3, 1M USD LIBOR + 1.500%^	3.90	#	6/25/2054	375,000	371,747	368,204
Pioneer Aircraft Finance Ltd.^+	4.95		6/15/2044	330,000	329,988	335,199
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	2.72	#	2/15/2045	81,923	70,854	77,215
SLM Student Loan Trust 2002-7 A11, 28 day ARS	2.24	#	3/15/2028	50,000	49,518	49,997
SLM Student Loan Trust 2002-7 B, 28 day ARS	5.67	#	12/15/2039	80,000	80,058	80,000
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.550%	3.13	#	10/25/2065	188,562	179,185	178,327
SLM Student Loan Trust 2003-2 A9, 28 day ARS	3.63	#	9/15/2028	100,000	99,796	100,000
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	3.06	#	6/15/2038	57,294	52,841	53,597
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	3.08	#	7/25/2039	176,605	163,375	167,275
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	2.76	#	7/25/2055	96,456	83,121	90,256
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	2.87	#	1/25/2044	110,233	102,441	103,053
SLM Student Loan Trust 2006-10 B, 3M USD LIBOR + 0.220%	2.80	#	3/25/2044	634,827	591,870	597,256
SLM Student Loan Trust 2006-4 B, 3M USD LIBOR + 0.200%	2.78	#	1/25/2070	136,695	127,894	127,214
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	2.79	#	10/25/2040	103,171	91,033	96,136
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	2.78	#	1/27/2042	50,180	47,400	46,149
SLM Student Loan Trust 2013-6, 1M USD LIBOR + 1.500%	3.90	#	7/26/2083	100,000	100,000	94,770
SLM Student Loan Trust 2014-2, 1M USD LIBOR + 1.500%	3.90	#	1/25/2072	100,000	100,125	99,537
SoFi Consumer Loan Program Trust 2019-3^	3.89		5/25/2028	200,000	199,942	202,527
SoFi Professional Loan Program LLC 2017-A C^	4.43		3/26/2040	100,000	99,500	105,518
South Carolina Student Loan Corp. 2014-1 B, 1M USD LIBOR + 1.500%	3.94	#	8/1/2035	100,000	98,597	100,786
Store Master Funding I-VII^	4.74		10/20/2048	229,233	236,075	249,252

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Taco Bell Funding LLC^	4.94%		11/25/2048	39,800	$39,800	$42,375
Taco Bell Funding LLC 2016-1A A23^	4.97		5/25/2046	68,600	69,197	71,039
Textainer Marine Containers VII Ltd.^	5.28		4/20/2044	197,333	197,256	203,235
TRIP Rail Master Funding LLC 2011-1A A2^	6.02		7/15/2041	99,849	107,571	105,610
Triton Container Finance IV LLC 2017-2A A^	3.62		8/20/2042	116,532	116,519	117,909
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	2.88	#	10/25/2040	62,798	57,779	57,695
Willis Engine Structured Trust IV^	4.75		9/15/2043	386,469	395,329	403,472

Total Other Asset-Backed Securities				8,078,353	7,923,116	8,061,020

Total Asset-Backed Securities				23,985,141	23,794,239	23,948,081

Corporate Bonds — 34.4%*:

Chemicals — 0.6%*:
OCP SA^+	4.50		10/22/2025	250,000	247,587	255,922

Commercial Banks — 5.3%*:
ADCB Finance Cayman Ltd.+	4.50		3/6/2023	400,000	413,161	419,000
Bank of China Hong Kong Ltd.^+	5.90		3/14/2067	200,000	206,679	213,043
BBVA Bancomer SA^+	6.75		9/30/2022	250,000	270,131	272,075
Goldman Sachs Group, Inc. (The)	5.75		1/24/2022	205,000	217,969	221,561
Morgan Stanley	4.10		5/22/2023	865,000	881,345	910,554
Vnesheconombank Via VEB Finance plc^+	5.94		11/21/2023	200,000	213,446	211,750

Total Commercial Banks				2,120,000	2,202,731	2,247,983

Diversified Financial Services — 5.8%*:
AerCap Ireland Capital DAC / AerCap Global Aviation Trust+	4.88		1/16/2024	580,000	605,208	622,807
Capital One Financial Corp.	4.75		7/15/2021	740,000	763,954	773,555
Power Finance Corp. Ltd.+	3.75		6/18/2024	250,000	248,634	251,834
REC Ltd.^+	5.25		11/13/2023	300,000	314,242	319,505
Shinhan Financial Group Co. Ltd.+	5.88		7/23/2022	200,000	204,345	211,937
SPARC EM SPC Panama Metro Line 2 SP+	Zero Coupon		12/5/2022	320,311	300,639	303,098

Total Diversified Financial Services				2,390,311	2,437,022	2,482,736

Electric — 0.6%*:
Tabreed Sukuk Spc Ltd.+	5.50		10/31/2025	250,000	269,535	270,547

Engineering&Construction — 0.6%*:
Dianjian International Finance Ltd.+	4.60	**	7/19/2167	250,000	246,251	255,740

Insurance — 0.7%*:
Hanwha Life Insurance Co. Ltd.+	4.70		4/23/2048	300,000	296,852	295,974

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Iron/Steel — 0.8%*:
MMK International Capital DAC^+	4.38%	6/13/2024	325,000	$325,000	$329,212

Mining — 1.8%*:
Gold Fields Orogen Holdings BVI Ltd.^+	5.13	5/15/2024	200,000	200,000	208,625
MMC Norilsk Nickel OJSC Via MMC Finance DAC^+	4.10	4/11/2023	200,000	196,239	202,250
Volcan Cia Minera SAA^+	5.38	2/2/2022	350,000	362,386	363,125

Total Mining			750,000	758,625	774,000

Miscellaneous Manufacturing — 1.8%*:
General Electric Co.	5.30	2/11/2021	730,000	749,143	756,324

Multi-National — 2.2%*:
Africa Finance Corp.^+	4.38	4/17/2026	260,000	258,117	268,330
Black Sea Trade & Development Bank+	3.50	6/25/2024	200,000	199,087	201,458
Eastern & Southern African Trade & Development Bank+	4.88	5/23/2024	200,000	198,927	205,374
Eastern & Southern African Trade & Development Bank+	5.38	3/14/2022	250,000	256,665	259,231

Total Multi-National			910,000	912,796	934,393

Oil and Gas — 1.6%*:
Gazprom OAO Via Gaz Capital SA+	2.95	1/24/2024	250,000	291,519	304,880
Helmerich & Payne, Inc.	4.65	3/15/2025	25,000	25,360	26,467
Petroleos Mexicanos+	8.25	6/2/2022	250,000	359,829	347,339

Total Oil and Gas			525,000	676,708	678,686

Pharmaceuticals — 2.2%*:
CVS Health Corp.	3.35	3/9/2021	905,000	907,503	917,572

Pipelines — 1.0%*:
Energy Transfer Operating LP	7.50	10/15/2020	37,000	38,889	39,246
KazTransGas JSC^+	4.38	9/26/2027	400,000	405,941	408,380

Total Pipelines			437,000	444,830	447,626

Real Estate — 2.6%*:
NE Property BV+	2.63	5/22/2023	260,000	286,007	302,617
NE Property BV+	3.75	2/26/2021	300,000	344,834	354,073
Powerlong Real Estate Holdings Ltd.+	5.95	7/19/2020	200,000	197,862	199,000
Shimao Property Holdings Ltd.	6.38	10/15/2021	250,000	259,928	261,250

Total Real Estate			1,010,000	1,088,631	1,116,940

Retail — 2.0%*:
Dollar Tree, Inc.	3.70	5/15/2023	620,000	634,853	640,152
El Puerto de Liverpool SAB de CV+^	3.95	10/2/2024	200,000	199,386	201,002

Total Retail			820,000	834,239	841,154

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications — 3.2%*:
AT&T, Inc.	3.00%		6/30/2022	855,000	$849,602	$869,973
Bharti Airtel International Netherlands BV^+	5.35		5/20/2024	450,000	466,260	476,523

Total Telecommunications				1,305,000	1,315,862	1,346,496

Trucking and Leasing — 1.6%*:
Park Aerospace Holdings Ltd.^+	5.25		8/15/2022	650,000	682,762	686,270

Total Corporate Bonds				13,927,311	14,396,077	14,637,575

Mortgage-Backed Securities — 6.3%*:
BANK 2017-BNK4	4.37		5/15/2050	400,000	411,889	419,495
BANK 2017-BNK4	4.67		4/15/2052	196,000	201,822	211,571
BBCMS 2018-CHRS Mortgage Trust^	4.41		8/5/2038	100,000	97,744	106,046
BHMS, 1M USD LIBOR + 1.500%^	3.89	#	7/15/2035	100,000	100,000	99,999
COMM 2014-LC17 Mortgage Trust	4.70		10/10/2047	400,000	410,423	414,840
COMM 2014-UBS5 Mortgage Trust	4.76		9/10/2047	195,000	197,739	201,676
Connecticut Avenue Securities Trust 2019-R02, 1M USD LIBOR + 2.300%^	4.70	#	8/25/2031	230,000	229,945	232,243
Connecticut Avenue Securities Trust 2019-R03, 1M USD LIBOR + 2.150%^	4.55	#	9/25/2031	200,000	200,000	201,046
GS Mortgage Securities Corp. II^	3.00		7/10/2051	165,000	138,374	147,492
GS Mortgage Securities Trust 2016-GS2	4.68		5/10/2049	200,000	207,130	215,281
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB^	3.78		6/5/2039	213,000	211,293	215,590
Wells Fargo Commercial Mortgage Trust 2015-NXS3	4.64		9/15/2057	200,000	200,998	210,761

Total Mortgage-Backed Securities				2,599,000	2,607,357	2,676,040

U.S. Treasury & Government Agencies — 0.7%*:
U.S. Treasury Notes	2.75		11/30/2020	300,000	301,623	303,750

Total Fixed Income				40,811,452	41,099,296	41,565,446

Short-Term Investments — 3.8%*:

Commercial Paper — 3.8%*:

Agriculture — 1.0%*:
BAT International Finance PLC+	2.91		7/9/2019	400,000	399,747	399,747

Construction Materials — 0.9%*:
Fortive Corp.	2.68		7/10/2019	400,000	399,736	399,736

Electric — 0.9%*:
Entergy Corp.	2.83		8/8/2019	400,000	398,830	398,830

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments (Continued)

Oil and Gas — 1.0%*:
Enbridge, Inc.	2.86%	7/1/2019	400,000	$400,000	$400,000

Total Commercial Paper			1,600,000	1,598,313	1,598,313

Total Short-Term Investments			1,600,000	1,598,313	1,598,313

Total Investments			42,411,452	42,697,609	43,163,759

Other assets and liabilities — (1.6%)*					(664,932)

Net Assets — 100.0%					$42,498,827

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	76.4%
Cayman Islands	4.5%
Niger	2.6%
Ireland	2.4%
Ivory Coast	2.3%
Mexico	1.9%
Russia	1.7%
Iran	1.4%
India	1.3%
Slovakia	1.2%
Other (Individually less than 1%)	4.3%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2019.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

Affiliate Table

	NUMBER OF SHARES HELD AT 6/30/18	VALUE AT 6/30/18	COST OF PURCHASES	PROCEEDS FROM SHARES SOLD	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION	NUMBER OF SHARES HELD AT 6/30/19	VALUE AT 6/30/19	DIVIDEND INCOME	CAPITAL GAIN DISTRIBUTIONS
Barings U.S. High Yield Fund	268,341	$2,635,105	$110,810	$(2,719,379)	$(4,629)	$(21,907)	—	$—	$113,100	$—

A summary of outstanding derivatives at June 30, 2019 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
10/29/19	JPMorgan Chase Bank N.A.	ARS	571,814	$11,319	$11,064	$255
10/29/19	Bank of America N.A.	ARS	571,815	11,320	11,264	56
10/29/19	BNP Paribas S.A.	ARS	2,551,033	50,498	48,158	2,340
7/5/19	Barclays Bank plc	EUR	841,179	956,750	957,923	(1,173)
7/5/19	Barclays Bank plc	GBP	301,887	383,441	383,884	(443)

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$1,035

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
10/29/19	JPMorgan Chase Bank N.A.	ARS	571,814	$11,319	$11,064	$(255)
10/29/19	Bank of America N.A.	ARS	571,815	11,319	11,264	(55)
10/29/19	BNP Paribas S.A.	ARS	2,551,033	50,498	48,158	(2,340)
7/5/19	Barclays Bank plc	EUR	841,179	956,750	939,458	(17,292)
8/6/19	Barclays Bank plc	EUR	853,464	973,258	974,443	1,185
7/5/19	Barclays Bank plc	GBP	301,887	383,441	380,871	(2,570)
8/6/19	Barclays Bank plc	GBP	277,484	352,998	353,368	370

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(20,957)

Currency Legend

ARS	–	Argentine Peso
CRC	–	Costa Rican Colon
EUR	–	Euro
GBP	–	British Pound Sterling
KES	–	Kenyan Shilling
RON	–	Romanian New Leu

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
Euro-BOBL Future	09/06/19	3	(461,180)	Short	$ (458,615)	$(2,565)
Euro-SCHATZ Future	09/06/19	3	(383,812)	Short	(383,038)	(774)
U.S. 2-Year Treasury Note	09/30/19	6	(1,300,234)	Short	(1,291,078)	(9,156)
U.S. 5-Year Treasury Note	09/30/19	83	(9,927,090)	Short	(9,806,969)	(120,121)
U.S. 10-Year Ultra Bond	09/19/19	14	(1,985,303)	Short	(1,933,750)	(51,553)

Total Short Futures						$(184,169)

OTC Credit Default Swaps – Sell Protection(1) (2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (4)	UNREALIZED DEPRECIATION
CMBX.NA.BBB-.6†	3.00%	1M	11/17/2045	JPMorgan Chase Bank N.A.	60,000	60,000	$130	$(6,008)	$(6,138)
CMBX.NA.BBB-.6†	3.00%	1M	5/11/2063	Goldman Sachs & Co.	70,000	70,000	(5,051)	(7,010)	(1,959)

Total OTC Credit Default Swaps							(4,921)	(13,018)	(8,097)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.2%*:

Corporate Bonds — 39.3%*:

Agriculture — 2.6%*:
MHP SE+^	7.75%		5/10/2024	1,250,000	$1,248,255	$1,327,050

Chemicals — 2.8%*:
Consolidated Energy Finance SA+^	6.88		6/15/2025	170,000	175,428	174,107
Grupo Idesa SA de CV+^	7.88		12/18/2020	1,000,000	938,443	748,750
Petkim Petrokimya Holding AS+^	5.88		1/26/2023	500,000	469,929	483,750

Total Chemicals				1,670,000	1,583,800	1,406,607

Commercial Banks — 12.0%*:
Alfa Bank AO Via Alfa Bond Issuance plc, 5 year USD Swap + 6.660%+	8.00	#	12/29/2049	400,000	415,240	409,864
Banco Mercantil del Norte SA, 10 year CMT + 5.470%+^	7.50	#b	1/1/1900	315,000	315,000	318,386
Banco Mercantil del Norte SA, 10 year CMT + 5.353%	7.63		1/1/1900	500,000	546,032	513,750
Itau Unibanco Holding SA	6.13	#	6/12/2066	500,000	501,499	508,675
Standard Bank Group Ltd., 5 year USD Swap + 3.754%+	5.95	#	5/31/2029	397,000	397,000	412,880
TBC Bank JSC^+	5.75		6/19/2024	675,000	667,846	671,625
TBC Bank JSC+	10.78	**	12/31/2099	645,000	645,000	645,000
Turkiye Halk Bankasi AS+^	3.88		2/5/2020	300,000	290,974	292,799
Turkiye Halk Bankasi AS+^	4.75		2/11/2021	600,000	559,169	550,687
Turkiye Is Bankasi AS+^	5.00		6/25/2021	500,000	473,144	486,325
Turkiye Sinai Kalkinma Bankasi AS+	4.88		5/18/2021	750,000	703,324	720,000
Turkiye Sinai Kalkinma Bankasi AS+	5.13		4/22/2020	500,000	488,837	496,590

Total Commercial Banks				6,082,000	6,003,065	6,026,581

Energy-Alternate Sources — 0.8%*:
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energ^+	6.25		12/10/2024	397,000	397,000	405,361

Food — 2.0%*:
MARB BondCo plc^+	6.88		1/19/2025	500,000	512,195	521,615
Minerva Luxembourg SA+^	5.88		1/19/2028	500,000	465,781	500,000

Total Food				1,000,000	977,976	1,021,615

Iron/Steel — 1.6%*:
CSN Resources SA+^	7.63		2/13/2023	750,000	743,939	791,250

Mining — 2.1%*:
Petra Diamonds US Treasury plc+^	7.25		5/1/2022	1,050,000	1,048,058	1,039,500

Oil and Gas — 3.8%*:
Kosmos Energy Ltd.^+	7.13		4/4/2026	755,000	755,000	760,663

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Petroleos Mexicanos+	6.75%	9/21/2047	750,000	$704,685	$667,875
Tullow Oil plc+^	7.00	3/1/2025	500,000	492,865	508,125

Total Oil and Gas			2,005,000	1,952,550	1,936,663

Real Estate — 4.9%*:
Kaisa Group Holdings Ltd.+	11.25	4/9/2022	750,000	766,297	773,592
New Metro Global Ltd.+	6.50	4/23/2021	500,000	491,493	505,035
Powerlong Real Estate Holdings Ltd.+	5.95	7/19/2020	300,000	298,155	298,500
Sunac China Holdings Ltd.+	7.95	10/11/2023	630,000	625,456	633,345
Yuzhou Properties Co. Ltd.+	6.38	3/6/2021	250,000	249,852	251,381

Total Real Estate			2,430,000	2,431,253	2,461,853

Retail — 1.6%*:
Eurotorg LLC Via Bonitron DAC+^	8.75	10/30/2022	750,000	757,668	791,250

Telecommunications — 3.6%*:
Axtel SAB de CV^+	6.38	11/14/2024	500,000	501,742	509,844
IHS Netherlands Holdco BV+^	9.50	10/27/2021	550,000	556,652	570,669
Oztel Holdings SPC Ltd.^+	6.63	4/24/2028	500,000	492,262	491,250
Turk Telekomunikasyon AS+^	6.88	2/28/2025	250,000	248,559	251,451

Total Telecommunications			1,800,000	1,799,215	1,823,214

Water — 1.5%*:
Aegea Finance Sarl+^	5.75	10/10/2024	750,000	715,572	774,609

Total Corporate Bonds			19,934,000	19,658,351	19,805,553

Foreign Government — 57.9%*:

Albania — 1.0%*:
Albania Government International Bond+^	3.50	10/9/2025	400,000	460,779	481,562

Angola — 1.0%*:
Angolan Government International Bond+^	8.25	5/9/2028	480,000	496,414	513,600

Argentina — 3.6%*:
Argentine Republic Government International Bond+	5.00	1/15/2027	100,000	84,429	82,973
Argentine Republic Government International Bond+	8.28	12/31/2033	1,065,549	857,441	888,402
Provincia de Buenos Aires+	4.00	5/1/2020	299,988	335,305	331,629
Provincia de Cordoba+^	7.13	6/10/2021	580,000	591,169	498,800

Total Argentina			2,045,537	1,868,344	1,801,804

Brazil — 5.2%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00	8/15/2050	2,240,000	2,213,659	2,609,957

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Colombia — 2.9%*:
Colombian TES+	7.50%	8/26/2026	1,350,000,000	$448,592	$464,739
Colombian TES+	10.00	7/24/2024	2,688,600,000	1,037,234	1,011,168

Total Colombia			4,038,600,000	1,485,826	1,475,907

Dominican Republic — 1.4%*:
Dominican Republic International Bond+^	8.63	4/20/2027	570,000	666,119	680,443

Ecuador — 1.0%*:
Ecuador Government International Bond+^	9.65	12/13/2026	480,000	491,207	520,650

Egypt — 4.2%*:
Egypt Government International Bond^+	6.38	4/11/2031	1,000,000	1,122,349	1,156,999
Egypt Treasury Bills+	Zero Coupon	7/2/2019	10,550,000	590,821	630,827
Egypt Treasury Bills+	Zero Coupon	7/16/2019	5,275,000	293,170	314,151

Total Egypt			16,825,000	2,006,340	2,101,977

El Salvador — 3.6%*:
El Salvador Government International Bond+^	7.38	12/1/2019	200,000	200,798	202,000
El Salvador Government International Bond+^	8.25	4/10/2032	600,000	642,969	661,500
El Salvador Government International Bond+^	8.63	2/28/2029	850,000	984,025	969,000

Total El Salvador			1,650,000	1,827,792	1,832,500

Ghana — 3.9%*:
Ghana Government Bond+^	10.75	10/14/2030	700,000	864,601	887,250
Ghana Government Bond+	16.50	2/6/2023	3,500,000	807,630	594,009
Ghana Government Bond+	17.60	11/28/2022	155,000	26,007	27,189
Ghana Government Bond+	18.25	7/25/2022	1,173,000	224,514	210,081
Ghana Government Bond+	21.50	3/9/2020	480,000	111,186	90,355
Ghana Government Bond+	24.75	3/1/2021	155,000	30,271	30,829
Ghana Government Bond+	24.75	7/19/2021	546,000	110,872	109,885

Total Ghana			6,709,000	2,175,081	1,949,598

Greece — 0.9%*:
Hellenic Republic Government Bond+^	3.88	3/12/2029	375,000	427,268	478,085

Guam — 0.4%*:
Guatemala Government Bond^+	6.13	6/1/2050	200,000	196,635	210,375

Honduras — 1.1%*:
Honduras Government International Bond^+	6.25	1/19/2027	500,000	522,340	538,125

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Indonesia — 3.0%*:
Indonesia Treasury Bond+	7.00%	5/15/2027	3,578,000,000	$239,160	$249,213
Indonesia Treasury Bond+	8.25	5/15/2036	3,300,000,000	240,475	244,098
Indonesia Treasury Bond+	8.38	3/15/2034	13,640,000,000	1,039,512	1,023,423

Total Indonesia			20,518,000,000	1,519,147	1,516,734

Ivory Coast — 0.9%*:
Ivory Coast Government International Bond+^	5.25	3/22/2030	420,000	453,812	466,227

Malaysia — 3.0%*:
Malaysia Government Bond+	3.96	9/15/2025	1,978,000	476,653	488,689
Malaysia Government Bond+	4.92	7/6/2048	3,800,000	991,673	1,005,946

Total Malaysia			5,778,000	1,468,326	1,494,635

Mexico — 11.5%*:
Mexican Bonos+	7.75	11/13/2042	60,400,000	2,915,411	3,111,956
Mexican Bonos+	8.00	11/7/2047	41,000,000	1,872,358	2,163,978
Mexico Government International Bond+	5.75	10/12/2110	500,000	504,497	546,250

Total Mexico			101,900,000	5,292,266	5,822,184

Peru — 2.9%*:
Peru Government Bond+	6.85	2/12/2042	2,809,000	982,347	991,660
Peru Government Bond+	8.20	8/12/2026	1,300,000	465,097	489,111

Total Peru			4,109,000	1,447,444	1,480,771

Senegal — 0.7%*:
Senegal Government International Bond+^	4.75	3/13/2028	300,000	372,120	341,770

Ukraine — 5.7%*:
Ukraine Government International Bond^+	6.75	6/20/2026	595,000	670,833	716,612
Ukraine Government International Bond+^	7.75	9/1/2020	625,000	635,575	645,703
Ukraine Government International Bond+^	7.75	9/1/2021	325,000	336,845	339,787
Ukraine Government International Bond+^	8.99	2/1/2024	600,000	597,734	653,400
Ukraine Government International Bond+^	9.75	11/1/2028	480,000	484,473	542,100

Total Ukraine			2,625,000	2,725,460	2,897,602

Total Foreign Government			24,704,206,537	28,116,379	29,214,506

Total Fixed Income			24,724,140,537	47,774,730	49,020,059

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Option — 0.0%**:

Put Option Purchased — 0.0%*:
EUR Put/ USD Call	Bank of America N.A.	$1.13	8/5/2019	4,000,000	4,000,000	$50,762	(37,731)	$13,031

Total Investments						24,728,140,537	47,825,492	49,033,090

Other assets and liabilities — 2.8%*								1,400,943

Net Assets — 100.0%								$50,434,033

OTC	Over the Counter
b	Security is perpetual in nature and has no stated maturity.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	17.5%
Brazil	10.6%
Ukraine	9.6%
Turkey	6.7%
Ghana	6.6%
China	5.0%
Egypt	4.3%
El Salvador	3.7%
Argentina	3.7%
Indonesia	3.1%
Malaysia	3.0%
United States	3.0%
Peru	3.0%
Colombia	3.0%
South Africa	2.1%
Belarus	1.6%
Dominican Republic	1.4%
Nigeria	1.2%
Honduras	1.1%
United Kingdom	1.1%
Ecuador	1.1%
Angola	1.0%
Albania	1.0%
Greece	1.0%
Ivory Coast	1.0%
Other (Individually less than 1%)	3.6%

Total	100.0%

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2019.
**	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.

A summary of outstanding derivatives at June 30, 2019 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/ RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/16/19	EUR/CZK	Citibank N.A.	22,106,795	859,234	$10,720
7/16/19	EUR/CZK	JPMorgan Chase Bank N.A.	6,134,804	241,000	65
7/16/19	EUR/HUF	Citibank N.A.	310,648,655	962,000	(782)
7/16/19	EUR/PLN	Barclays Bank plc	13,912,601	3,231,985	48,347
7/16/19	EUR/PLN	Citibank N.A.	399,564	94,000	47
7/16/19	HUF/EUR	Barclays Bank plc	677,833	218,328,600	2,513
7/16/19	HUF/EUR	Bank of America N.A.	64,000	20,730,080	(171)

Net unrealized appreciation on cross currency forward foreign currency exchange contracts					$60,739

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
10/29/19	BNP Paribas S.A.	ARS	86,840,864	$1,719,020	$1,635,000	$84,020
10/29/19	Bank of America N.A.	ARS	37,505,807	742,429	719,609	22,820
10/29/19	Goldman Sachs & Co.	ARS	5,353,250	105,968	95,000	10,968
10/29/19	JPMorgan Chase Bank N.A.	ARS	47,192,207	934,172	846,008	88,164
10/29/19	Barclays Bank plc	ARS	15,375,358	304,356	307,000	(2,644)
7/23/19	Bank of America N.A.	AUD	2,809,573	1,973,922	2,017,654	(43,732)
7/23/19	Goldman Sachs & Co.	AUD	72,703	51,079	51,000	79
7/9/19	Barclays Bank plc	BRL	5,016,374	1,305,531	1,296,254	9,277
7/9/19	Goldman Sachs & Co.	BRL	425,628	110,771	108,000	2,771
7/9/19	JPMorgan Chase Bank N.A.	BRL	7,896,538	2,055,106	2,063,807	(8,701)
7/9/19	Citibank N.A.	CLP	617,079,870	910,725	891,000	19,725
7/23/19	JPMorgan Chase Bank N.A.	CNH	8,019,080	1,167,146	1,160,000	7,146
7/9/19	Goldman Sachs & Co.	COP	1,598,771,328	497,394	500,476	(3,082)
7/16/19	Bank of America N.A.	EUR	4,818,765	5,485,839	5,465,625	20,214
7/16/19	JPMorgan Chase Bank N.A.	EUR	190,362	216,714	212,978	3,736
7/16/19	Citibank N.A.	EUR	1,294,272	1,473,441	1,475,727	(2,286)
7/16/19	JPMorgan Chase Bank N.A.	GBP	751,690	955,287	945,132	10,155

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/23/19	Barclays Bank plc	MYR	6,329,559	$1,531,731	$1,524,150	$7,581
7/23/19	Bank of America N.A.	NZD	692,216	465,257	455,000	10,257
7/9/19	Barclays Bank plc	PEN	979,760	297,469	296,000	1,469
7/23/19	JPMorgan Chase Bank N.A.	PHP	74,477,250	1,452,385	1,422,000	30,385
7/3/19	Bank of America N.A.	RUB	3,023,020	47,799	47,888	(89)
7/16/19	Bank of America N.A.	RUB	61,138,850	965,184	937,743	27,441
7/16/19	Barclays Bank plc	RUB	10,286,195	162,386	158,000	4,386
7/16/19	Barclays Bank plc	SEK	8,294,060	894,120	899,231	(5,111)
7/16/19	Bank of America N.A.	SEK	838,555	90,398	89,000	1,398

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$296,347

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/9/19	Citibank N.A.	BRL	11,284,812	$2,936,918	$2,898,000	$(38,918)
7/16/19	Citibank N.A.	CHF	989,121	1,014,589	993,000	(21,589)
7/9/19	Barclays Bank plc	CLP	1,287,233,350	1,899,779	1,937,000	37,221
8/6/19	Bank of America N.A.	CLP	362,813,600	535,673	508,000	(27,673)
8/6/19	Citibank N.A.	CLP	701,259,720	1,035,370	1,002,000	(33,370)
7/23/19	Goldman Sachs & Co.	CNH	16,394,844	2,386,206	2,441,707	55,501
7/9/19	Citibank N.A.	COP	4,327,313,825	1,346,271	1,375,466	29,195
7/9/19	Barclays Bank plc	COP	673,075,800	209,401	213,675	4,274
7/9/19	Goldman Sachs & Co.	COP	1,654,077,700	514,600	514,000	(600)
7/16/19	Citibank N.A.	GBP	751,690	955,286	986,886	31,600
7/23/19	Citibank N.A.	IDR	31,485,936,572	2,224,080	2,203,200	(20,880)
8/20/19	Citibank N.A.	IDR	3,435,762,000	241,788	240,937	(851)
8/20/19	Barclays Bank plc	IDR	1,179,654,100	83,017	83,000	(17)
7/16/19	Citibank N.A.	ILS	3,536,048	991,662	993,809	2,147
8/13/19	Bank of America N.A.	ILS	5,385,310	1,512,867	1,498,000	(14,867)
7/23/19	Barclays Bank plc	INR	105,122,099	1,520,255	1,491,894	(28,361)
7/23/19	Bank of America N.A.	JPY	105,007,138	975,554	969,000	(6,554)
7/9/19	Citibank N.A.	MXN	75,656,220	3,937,239	3,882,713	(54,526)
8/6/19	Citibank N.A.	MXN	25,033,119	1,296,795	1,295,000	(1,795)
7/23/19	Morgan Stanley & Co.	MYR	4,203,353	1,017,197	1,015,180	(2,017)
7/23/19	Barclays Bank plc	NZD	1,427,290	959,319	967,100	7,781
7/9/19	Citibank N.A.	PEN	2,238,415	679,615	675,340	(4,275)
8/6/19	Goldman Sachs & Co.	PEN	3,590,873	1,088,871	1,080,412	(8,459)
7/23/19	Bank of America N.A.	PHP	126,255,750	2,462,120	2,418,322	(43,798)
7/16/19	Citibank N.A.	RUB	17,329,545	273,577	269,000	(4,577)
7/16/19	Bank of America N.A.	RUB	5,808,438	91,696	92,000	304
7/23/19	Citibank N.A.	SGD	1,308,376	967,408	968,614	1,206
8/20/19	JPMorgan Chase Bank N.A.	SGD	1,320,232	976,571	966,000	(10,571)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
8/20/19	Citibank N.A.	SGD	106,818	$79,013	$79,000	$(13)
7/23/19	Citibank N.A.	THB	31,006,544	1,011,509	975,567	(35,942)
7/23/19	JPMorgan Chase Bank N.A.	THB	46,440,145	1,514,991	1,483,000	(31,991)
7/16/19	Bank of America N.A.	ZAR	27,588,691	1,955,324	1,937,000	(18,324)
8/13/19	Bank of America N.A.	ZAR	14,539,446	1,026,917	999,000	(27,917)
8/13/19	Barclays Bank plc	ZAR	29,620,276	2,092,073	2,086,000	(6,073)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(274,729)

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
GBP	–	British Pound Sterling
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nuevo Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
ZAR	–	South African Rand

FUTURES

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Future
U.S. Ultra Bond	09/19/19	8	(1,348,706)	Short	$(1,420,500)	$(71,794)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION DEPRECIATION
HUF-BUBOR Rate	Receive	1.85%	6/25/29	1Y/6M	1,335,000,000	LCH	$24,683
PLN-WIBOR Rate	Receive	1.87%	6/25/24	1Y/6M	12,500,000	LCH	850
HUF-BUBOR Rate	Receive	1.32%	12/17/21	1Y/6M	2,241,000,000	LCH	(170,163)
HUF-BUBOR Rate	Receive	2.27%	5/27/29	1Y/6M	142,000,000	LCH	(18,148)
HUF-BUBOR Rate	Receive	1.08%	2/06/22	1Y/6M	1,590,000,000	LCH	(65,934)
PLN-WIBOR Rate	Receive	2.01%	3/22/24	1Y/6M	19,000,000	LCH	(36,508)
HUF-BUBOR Rate	Receive	0.97%	3/26/22	1Y/6M	1,500,000,000	LCH	(36,744)

Total Centrally Cleared Interest Rate Swaps							$(301,964)

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
300,000 EUR	4.75%	1Y/6M	03/13/2028	Bank of America N.A.	372,150 USD	7.43%	$30	$49,024	$48,994
595,000 EUR	6.75%	1Y/6M	06/20/2026	Citibank N.A.	671,160 USD	9.58%	327	(7,225)	(7,552)
400,000 EUR	3.50%	1Y/6M	10/09/2025	Citibank N.A.	462,000 USD	6.56%	(60)	18,401	18,461
75,333 EUR	4.00%	1Y/6M	05/01/2020	Citibank N.A.	85,601 USD	7.30%	(4)	763	767
100,000 EUR	5.00%	1Y/6M	01/15/2027	Citibank N.A.	112,980 USD	7.92%	–	1,624	1,624
158,000 EUR	4.00%	1Y/6M	05/01/2020	Citibank N.A.	180,436 USD	7.33%	750	2,604	1,854
1,000,000 EUR	6.88%	1Y/6M	04/11/2031	Citibank N.A.	1,122,000 USD	9.95%	(351)	(4,690)	(4,339)
66,667 EUR	4.00%	1Y/6M	05/01/2020	Citibank N.A.	76,000 USD	7.13%	(3)	804	807
420,000 EUR	3.88%	1Y/6M	03/22/2030	Citibank N.A.	475,860 USD	8.19%	(126)	11,693	11,819
375,000 EUR	3.88%	1Y/6M	03/12/2029	Citibank N.A.	424,875 USD	6.64%	(112)	9,712	9,824

Total OTC Cross Currency Swaps							451	$82,710	82,259

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 3/21/2019 receiving a fixed rate of 8.21% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	110,000,000	$55,451	$55,451
Agreement with Bank of America N.A. dated 3/20/2019 receiving a fixed rate of 8.27% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	94,000,000	51,166	51,166
Agreement with Bank of America N.A. dated 4/16/2019 paying a fixed rate of 8.59% receiving the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/2025.	BRL	6,000,452	(151,928)	(151,928)
Agreement with Bank of America N.A. dated 4/9/2019 receiving a fixed rate of 8.31% paying/ the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/10/2024.	RUB	124,000,000	29,638	29,638
Agreement with Bank of America N.A. dated 4/2/2019 receiving a fixed rate of 8.40% paying/ the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/3/2024.	RUB	73,000,000	21,794	21,794
Agreement with Bank of America N.A. dated 4/8/2019 receiving a fixed rate of 8.35% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/9/2024.	RUB	124,000,000	32,943	32,943
Agreement with Bank of America N.A. dated 4/16/2019 paying a fixed rate of 8.60% receiving the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/2025.	BRL	6,059,774	(154,386)	(154,386)
Agreement with Bank of America N.A. dated 4/4/2019 receiving a fixed rate of 8.35% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/4/2024.	RUB	73,000,000	19,387	19,387
Agreement with BNP Paribas dated 4/16/2019 paying a fixed rate of 8.60% receiving the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/2025.	BRL	12,869,211	(327,872)	(327,872)
Agreement with Citibank N.A. dated 3/20/2019 receiving a fixed rate of 8.28% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	62,000,000	34,164	34,164

Total OTC Interest Rate Swaps			$(389,643)	$(389,643)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

OTC Credit Default Swaps – Sell Protection (1)

REFERENCE OBLIGATION	FIXED- DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED APPRECIATION
Brazil Government International Bond	1.00%	3M	6/20/2024	Bank of America N.A.	500,000	500,000	$(14,025)	$(11,449)	$2,576
Colombia Government International Bond	1.00%	3M	6/20/2024	Bank of America N.A.	1,000,000	1,000,000	(5,751)	4,328	10,079
Indonesia Government International Bond	1.00%	3M	6/20/2024	BNP Paribas S.A.	3,000,000	3,000,000	(692)	14,028	14,720
Malaysia Government International Bond	1.00%	3M	6/20/2024	BNP Paribas S.A.	1,500,000	1,500,000	27,213	33,393	6,180
Mexico Government International Bond	1.00%	3M	6/20/2024	Bank of America N.A.	1,000,000	1,000,000	(13,605)	(4,935)	8,670
Mexico Government International Bond	1.00%	3M	6/20/2024	JPMorgan Chase Bank N.A.	500,000	500,000	(6,271)	(2,467)	3,804
Peruvian Government International Bond	1.00%	3M	6/20/2024	Bank of America N.A.	500,000	500,000	(13,764)	(11,449)	2,315
Peruvian Government International Bond	1.00%	3M	6/20/2024	Bank of America N.A.	1,000,000	1,000,000	$15,119	$22,484	$7,365

Total OTC Credit Default Swaps							$(11,776)	$43,933	$55,709

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2019

	SHARES	COST	FAIR VALUE
Equities — 89.6%*:

Common Stocks — 89.6%*:

Communication Services — 5.9%*:
Mail.Ru Group Ltd.+(a)	4,180	$110,980	$106,673
Tencent Holdings Ltd.+	12,100	486,586	546,163

Total Communication Services	16,280	597,566	652,836

Consumer Discretionary — 9.3%*:
Alibaba Group Holding Ltd.+(a)	4,029	632,446	682,714
Naspers Ltd.+	934	196,725	226,754
Samsonite International SA^	55,500	164,954	127,317

Total Consumer Discretionary	60,463	994,125	1,036,785

Consumer Staples — 3.1%*:
CP ALL Public Company Limited+	71,600	150,312	200,786
X5 Retail Group NV+	4,259	103,537	146,041

Total Consumer Staples	75,859	253,849	346,827

Energy — 5.8%*:
CNOOC Ltd.+	117,000	215,023	200,100
Novatek PJSC+	646	112,843	136,952
Reliance Industries Ltd.+^	8,504	288,054	307,420

Total Energy	126,150	615,920	644,472

Financials — 32.7%*:
AIA Group Ltd.+	21,000	174,125	226,487
B3 SA - Brasil Bolsa Balcao+	20,557	111,069	200,540
Banco do Brasil SA+	8,300	56,922	116,591
Bancolombia SA+	3,723	152,248	190,022
China Construction Bank Corp.+	496,000	410,951	427,318
China Pacific Insurance Group Co. Ltd.+	49,400	172,692	193,194
Grupo Financiero Banorte SAB de CV+	30,302	215,928	175,998
Hana Financial Group, Inc.+	6,217	237,492	201,373
HDFC Bank Ltd.+	3,800	358,595	494,152
Itau Unibanco Holding SA+	21,781	152,280	205,177
Mega Financial Holding Co. Ltd.+	213,000	182,642	211,906
Ping An Insurance Group Co. of China Ltd.+	35,000	332,657	420,267
PT Bank Negara Indonesia Persero Tbk+	354,100	174,120	230,594
Sanlam Ltd.+	32,257	164,909	179,000
Sberbank of Russia PJSC+††	10,509	119,730	160,578

Total Financials	1,305,946	3,016,360	3,633,197

Industrials — 3.7%*:
China State Construction International Holdings Ltd.+	210,000	198,648	215,600
Rumo SA+(a)	36,200	125,794	195,426

Total Industrials	246,200	324,442	411,026

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	SHARES	COST	FAIR VALUE
Common Stocks (Continued)

Information Technology — 16.6%*:
Chicony Electronics Co. Ltd.+	49,000	$100,603	$120,530
Hangzhou Hikvision Digital Technology Co. Ltd.+	33,300	135,627	133,718
Infosys Ltd.+	12,411	130,681	132,798
Samsung Electronics Co. Ltd.+	17,290	692,046	703,789
Sunny Optical Technology Group Co. Ltd.+	9,400	108,663	97,108
Taiwan Semiconductor Manufacturing Co. Ltd.+	86,000	716,077	661,762

Total Information Technology	207,401	1,883,697	1,849,705

Materials — 6.2%*:
Angang Steel Co. Ltd.+	234,000	156,043	106,640
Anglo American plc+	9,442	193,738	269,886
Cemex SAB de CV+	16,900	120,690	71,656
LG Chem Ltd.+	793	250,323	243,467

Total Materials	261,135	720,794	691,649

Real Estate — 4.6%*:
China Overseas Land & Investment Ltd.+	72,000	214,001	265,448
China Resources Land Ltd.+	56,000	188,928	246,604

Total Real Estate	128,000	402,929	512,052

Utilities — 1.7%*:
Huaneng Renewables Corp. Ltd.+	694,000	202,375	191,008

Total Common Stocks	3,121,434	9,012,057	9,969,557

Total Equities	3,121,434	9,012,057	9,969,557

Mutual Fund — 3.5%*:
iShares MSCI India ETF	11,081	372,134	391,159

Total Investments	3,132,515	9,384,191	10,360,716

Other assets and liabilities — 6.9%*			764,127

Net Assets — 100.0%			$11,124,843

*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	36.0%
India	12.8%
Republic of Korea	11.1%
Taiwan	9.6%
Brazil	6.9%
South Africa	6.5%
Russia	5.3%
Hong Kong	3.4%
Mexico	2.4%
Indonesia	2.2%
Thailand	2.0%
Colombia	1.8%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

††	Illiquid security.
(a)	Non-income producing security.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2019

			SHARES	COST	FAIR VALUE
Equities — 0.3%*:

Common Stock — 0.3%*:

Oil and Gas — 0.3%*:
Jupiter Resources, Inc.+			33,592	$162,354	$88,179

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)††			319	–	40
Appvion Holdings Corp. (exp. June 13, 2023)††			319	–	159

Total Diversified/Conglomerate Manufacturing			638	–	199

Total Warrants			638	–	199

Total Equities			34,230	162,354	88,378

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.4%*:

Bank Loans — 7.5%*§:

Aerospace and Defense — 1.0%*:
TransDigm, Inc., 1M LIBOR + 2.500%	4.83%	6/9/2023	242,771	239,065	238,144
Ducommun, Inc., 1M LIBOR + 4.000%	6.37	11/19/2025	32,579	32,423	32,701

Total Aerospace and Defense			275,350	271,488	270,845

Broadcasting and Entertainment — 0.2%*:
CSC Holdings, LLC, 1M LIBOR + 3.000%	5.39	4/15/2027	40,202	39,816	40,212

Chemicals, Plastics and Rubber — 0.4%*:
Consolidated Energy Finance, S.A., 1M LIBOR + 2.500%	4.90	5/7/2025	108,390	104,294	105,409

Containers, Packaging and Glass — 0.5%*:
BWAY Holding Co., 1M LIBOR + 3.250%	5.85	4/3/2024	149,618	147,548	144,319

Diversified/Conglomerate Manufacturing — 0.2%*:
Tank Holding Corp., 1M LIBOR + 4.000%	6.63	3/22/2026	61,542	61,241	61,484

Diversified/Conglomerate Service — 0.8%*:
Evertec Group, LLC, 1M LIBOR + 3.500%	5.90	11/27/2024	43,095	42,899	43,202
Vertafore, Inc., 1M LIBOR + 3.250%	5.65	7/2/2025	179,100	175,119	171,861

Total Diversified/Conglomerate Service			222,195	218,018	215,063

Electronics — 0.4%*:
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.89	1/27/2023	124,364	115,921	112,939

Leisure, Amusement, Entertainment — 0.3%*:
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	5.40	3/31/2024	78,177	78,091	77,842

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Oil and Gas — 1.0%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.65%		4/11/2022	300,000	$303,377	$277,218

Retail Stores — 0.6%*:
Michaels Stores, Inc., 1M LIBOR + 2.500%	4.90		1/28/2023	178,881	174,183	172,956

Telecommunications — 2.1%*:
CommScope, Inc., 1M LIBOR + 3.250%	5.65		4/6/2026	29,737	29,449	29,618
Sabre Industries, Inc.	6.89		4/15/2026	36,223	35,870	36,155
Sprint Communications, Inc., 1M LIBOR + 2.500%	4.94		2/3/2024	172,895	166,770	170,085
CenturyLink, Inc., 3M LIBOR + 2.750%	5.15		1/31/2025	247,487	245,913	241,439
Banff Merger Sub, Inc., 3M LIBOR + 4.250%	6.58		10/2/2025	113,280	112,227	107,085

Total Telecommunications				599,622	590,229	584,382

Total Bank Loans				2,138,341	2,104,206	2,062,669

Corporate Bonds — 89.9%*:

Aerospace and Defense — 1.5%*:
Heathrow Finance plc+	3.88		3/1/2027	100,000	127,117	123,528
Triumph Group, Inc.	4.88		4/1/2021	38,000	37,302	37,430
Triumph Group, Inc.	7.75		8/15/2025	250,000	250,000	241,875

Total Aerospace and Defense				388,000	414,419	402,833

Automobile — 3.3%*:
AA Bond Co. Ltd.+	4.88		7/31/2024	100,000	124,723	124,672
AA Bond Co. Ltd.+	5.50		7/31/2022	200,000	276,944	215,892
Allison Transmission, Inc.^	5.88		6/1/2029	120,000	120,000	126,300
Garrett LX I Sarl/Garrett Borrowing LLC+	5.13		10/15/2026	200,000	227,313	218,664
RAC Bond Co. PLC+	5.00		11/6/2022	200,000	244,128	227,533

Total Automobile				820,000	993,108	913,061

Beverage, Food and Tobacco — 4.9%*:
Boparan Finance PLC+	5.50		7/15/2021	150,000	192,263	104,742
JBS Investments II GmbH^+	7.00		1/15/2026	200,000	202,913	216,600
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88		7/15/2024	137,000	139,890	140,939
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75		2/15/2028	250,000	250,000	271,562
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.^	6.50		4/15/2029	200,000	200,000	217,250
KeHE Distributors LLC/KeHE Finance Corp.^	7.63		8/15/2021	150,000	150,785	148,875
Premier Foods Finance plc, 3M GBP LIBOR + 5.000%+	5.82	#	7/15/2022	100,000	126,870	127,154
Sunshine Mid BV+	6.50		5/15/2026	100,000	121,055	117,884

Total Beverage, Food and Tobacco				1,287,000	1,383,776	1,345,006

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Broadcasting and Entertainment — 8.3%*:
Arqiva Broadcast Finance PLC+	6.75%		9/30/2023	100,000	$130,610	$136,442
Charter Communications Capital Corp.^	5.00		2/1/2028	275,000	275,085	280,830
Clear Channel Worldwide Holdings, Inc.^	9.25		2/15/2024	190,000	190,000	206,150
DISH DBS Corp.	7.75		7/1/2026	125,000	125,000	121,250
Entertainment One Ltd.+	4.63		7/15/2026	100,000	125,820	130,551
Intelsat Jackson Holdings SA^	8.50		10/15/2024	250,000	250,000	247,500
Intelsat Jackson Holdings SA^	9.75		7/15/2025	25,000	26,264	25,500
Netflix, Inc.	3.88		11/15/2029	100,000	111,565	123,178
Netflix, Inc.^	5.38		11/15/2029	100,000	100,000	106,219
Nexstar Escrow, Inc.^	5.63		7/15/2027	250,000	250,000	255,938
Sirius XM Radio, Inc.^	4.63		7/15/2024	250,000	250,000	255,820
Sirius XM Radio, Inc.^	5.50		7/1/2029	200,000	200,000	205,040
Tele Columbus AG+	3.88		5/2/2025	150,000	157,908	158,678

Total Broadcasting and Entertainment				2,115,000	2,192,252	2,253,096

Buildings and Real Estate — 1.0%*:
Mattamy Group Corp.+^	6.50		10/1/2025	45,000	44,022	47,419
Mattamy Group Corp.+^	6.88		12/15/2023	123,000	116,778	128,074
Realogy Group LLC/Realogy Co-Issuer Corp.^	9.38		4/1/2027	125,000	125,000	109,531

Total Buildings and Real Estate				293,000	285,800	285,024

Cargo Transport — 2.8%*:
American Airlines Group, Inc.^	5.00		6/1/2022	250,000	250,000	257,575
Kenan Advantage Group, Inc.^	7.88		7/31/2023	400,000	408,581	360,000
XPO Logistics, Inc.^	6.75		8/15/2024	150,000	150,000	159,937

Total Cargo Transport				800,000	808,581	777,512

Chemicals, Plastics and Rubber — 2.4%*:
Consolidated Energy Finance SA^	6.88		6/15/2025	100,000	99,604	102,416
Diversey	5.63		8/15/2025	100,000	107,286	94,379
INEOS Group Holdings SA+	5.38		8/1/2024	100,000	109,614	116,837
LBC Tank Terminals Holding Netherlands BV^	6.88		5/15/2023	215,000	210,061	212,850
SGL Carbon SE+	4.63		9/30/2024	100,000	112,385	117,927

Total Chemicals, Plastics and Rubber				615,000	638,950	644,409

Commercial Services — 0.8%*:
Altice Finco S.A.+	9.00		6/15/2023	100,000	117,139	118,240
Wind Tre SpA, 3M EURIBOR + 2.750%+	2.75	#	1/20/2024	100,000	104,316	112,144

Total Commercial Services				200,000	221,455	230,384

Containers, Packaging and Glass — 1.8%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+^	7.25		5/15/2024	200,000	205,801	210,750
BWAY Holding Co.	4.75		4/15/2024	100,000	115,660	116,928

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Containers, Packaging and Glass (Continued)
BWAY Holding Co.^	7.25%		4/15/2025	161,000	$154,161	$155,365

Total Containers, Packaging and Glass				461,000	475,622	483,043

Diversified/Conglomerate Manufacturing — 1.0%*:
Appvion ESC, 3M EURIBOR + 4.125%^¤	9.00	#	6/1/2020	327,000	275,264	—
Colfax Corp.^	6.38		2/15/2026	135,000	135,000	144,788
Energizer Gamma Acquisition BV	4.63		7/15/2026	100,000	116,130	118,969

Total Diversified/Conglomerate Manufacturing				562,000	526,394	263,757

Diversified/Conglomerate Service — 3.6%*:
ADT LLC/Prime Finance, Inc.^	9.25		5/15/2023	104,000	110,238	109,221
Algeco Global Finance PLC+	6.50		2/15/2023	100,000	121,721	118,651
Carlson Travel, Inc.^	9.50		12/15/2024	280,000	280,000	279,300
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho^	10.00		11/30/2024	153,000	165,989	166,196
Iron Mountain UK PLC	3.88		11/15/2025	100,000	132,815	125,831
Verisure Midholding AB+	5.75		12/1/2023	150,000	176,872	176,325

Total Diversified/Conglomerate Service				887,000	987,635	975,524

Ecological — 0.5%*:
Clean Harbors, Inc.^	4.88		7/15/2027	86,000	86,000	87,406
Clean Harbors, Inc.^	5.13		7/15/2029	38,000	38,000	38,760

Total Ecological				124,000	124,000	126,166

Electronics — 0.8%*:
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50		2/1/2024	250,000	256,675	214,375

Finance — 5.4%*:
Arrow Global Finance PLC+	5.13		9/15/2024	150,000	193,174	186,921
Cabot Financial Luxembourg SA+	7.50		10/1/2023	100,000	133,716	131,122
Galaxy Finco Ltd.+	7.88		11/15/2021	250,000	380,524	311,772
Garfunkelux Holdco 3 S.A.+	8.50		11/1/2022	400,000	559,461	455,658
Jerrold Finco PLC+	6.13		1/15/2024	100,000	124,555	128,951
Virto Financial, Inc.^	6.75		6/15/2022	244,000	248,914	252,825

Total Finance				1,244,000	1,640,344	1,467,249

Healthcare, Education and Childcare — 9.1%*:
Advanz Pharma Corp.+	8.00		9/6/2024	100,000	95,199	97,250
Bausch Health Americas., Inc.^	8.50		1/31/2027	170,000	175,361	186,918
Bausch Health Cos., Inc.^	5.88		5/15/2023	18,000	15,731	18,209
Catalent Pharma Solutions, Inc.^	5.00		7/15/2027	95,000	95,000	96,663
Cerba+	5.38		4/15/2025	100,000	108,705	110,299
Cream Tech+	5.25		12/15/2025	200,000	233,801	231,387
Endo Dac/Endo Finance LLC/Endo Finco Inc^	6.00		2/1/2025	240,000	197,281	160,800

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Endo Pharmaceutical^	7.50%	4/1/2027	150,000	$150,000	$147,375
Envision Healthcare Corp.^	8.75	10/15/2026	250,000	250,000	174,375
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.63	10/15/2023	38,000	34,101	28,690
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.75	8/1/2022	34,000	31,787	29,240
Nidda Healthcare Holding GmbH+	3.50	9/30/2024	100,000	112,228	117,136
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	220,000	212,580	210,100
Recordati+	6.75	10/30/2025	100,000	119,267	123,497
Service Corp. International/US	5.13	6/1/2029	250,000	250,000	263,125
Synlab Unsecured Bondco PLC+	8.25	7/1/2023	100,000	130,246	118,636
Tenet Healthcare Corp.^	6.25	2/1/2027	250,000	250,000	258,750
Unilabs Subholding AB+	5.75	5/15/2025	100,000	112,188	115,700

Total Healthcare, Education and Childcare			2,515,000	2,573,475	2,488,150

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.8%*:
Balta+	7.75	9/15/2022	202,500	237,939	228,791

Hotels, Motels, Inns and Gaming — 1.7%*:
Travelodge+	8.50	5/15/2023	160,000	224,005	212,185
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	125,469
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.50	3/1/2025	125,000	123,493	129,100

Total Hotels, Motels, Inns and Gaming			410,000	472,498	466,754

Insurance — 1.6%*:
Acrisure LLC/Acrisure Finance, Inc.^	7.00	11/15/2025	250,000	250,000	225,625
Acrisure LLC/Acrisure Finance, Inc.^	8.13	2/15/2024	200,000	200,000	206,500

Total Insurance			450,000	450,000	432,125

Leisure, Amusement, Entertainment — 4.5%*:
AMC Entertainment Holdings, Inc.	6.38	11/15/2024	200,000	260,077	247,112
Brunswick Corp.	7.13	8/1/2027	192,000	201,294	224,412
Cedar Fair LP^	5.25	7/15/2029	91,000	91,000	92,848
Center Parks.+	4.88	8/28/2025	100,000	120,989	127,025
Perform Group Financing PLC+	8.50	11/15/2020	100,000	150,924	128,519
Playtech plc+	4.25	3/7/2026	100,000	116,539	120,248
Thomas Cook Group PLC+	6.25	6/15/2022	100,000	93,525	42,694
Vue International Bidco PLC+	7.88	7/15/2020	100,000	130,542	127,000
Warner Music Group	3.63	10/15/2026	100,000	116,499	119,964

Total Leisure, Amusement, Entertainment			1,083,000	1,281,389	1,229,822

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.8%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00%	2/15/2023	250,000	$250,000	$223,125

Mining, Steel, Iron and Non-Precious Metals — 6.9%*:
Constellium NV	4.25	2/15/2026	200,000	231,750	233,788
First Quantum Minerals Ltd.+^	6.88	3/1/2026	229,000	229,000	212,398
First Quantum Minerals Ltd.+^	7.50	4/1/2025	75,000	69,835	71,438
Hecla Mining Co.	6.88	5/1/2021	250,000	234,814	238,624
Kinross Gold Corp.+	5.95	3/15/2024	127,000	130,832	138,770
Kinross Gold Corp.	6.88	9/1/2041	82,000	81,609	92,763
New Gold, Inc.^	6.25	11/15/2022	150,000	133,518	139,875
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13	11/1/2022	122,000	118,809	84,180
Peabody Energy Corp.^	6.00	3/31/2022	228,000	228,597	233,415
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	250,000	247,046	244,062
Warrior Met Coal, Inc.^	8.00	11/1/2024	198,000	198,000	206,415

Total Mining, Steel, Iron and Non-Precious Metals			1,911,000	1,903,810	1,895,728

Oil and Gas — 11.4%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.63	1/15/2022	125,000	124,761	120,937
CGG Holding US, Inc.+	7.88	5/1/2023	150,000	183,784	182,249
CGG Holding US, Inc.^+	9.00	5/1/2023	200,000	212,951	212,250
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	341,895	352,935
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.^	5.63	5/1/2027	250,000	250,000	249,375
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	288,000	284,900	211,680
Genesis Energy LP/Genesis Energy Finance Corp.	6.50	10/1/2025	300,000	300,000	293,250
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	218,000	218,000	104,095
KCA Deutag UK Finance PLC+^	9.63	4/1/2023	200,000	205,150	145,500
Laredo Petroleum, Inc.	5.63	1/15/2022	125,000	117,463	115,937
Neptune Energy Bondco PLC^	6.63	5/15/2025	400,000	403,613	406,000
Oasis Petroleum, Inc.	6.88	1/15/2023	65,000	64,143	65,000
Parkland Fuel Corp.^+	5.88	7/15/2027	182,000	182,000	184,903
SM Energy Co.	6.63	1/15/2027	119,000	119,000	110,075
Transocean, Inc.	6.80	3/15/2038	42,000	33,882	31,500
Transocean, Inc.	9.35	12/15/2041	32,000	29,810	28,960
Welltec A/S+^	9.50	12/1/2022	200,000	198,574	191,000
Whiting Petroleum Corp.	6.63	1/15/2026	100,000	100,178	96,438

Total Oil and Gas			3,337,000	3,370,104	3,102,084

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.4%*:
Samsonite Finco Sarl	3.50%	5/15/2026	100,000	$109,964	$115,473

Personal Transportation — 0.4%*:
Getlink SE+	3.63	10/1/2023	100,000	117,465	119,334

Personal, Food and Miscellaneous — 0.8%*:
Ocado Group PLC+	4.00	6/15/2024	90,000	115,256	118,164
Simmons Foods, Inc.^	7.75	1/15/2024	104,000	104,867	112,060

Total Personal, Food and Miscellaneous			194,000	220,123	230,224

Printing and Publishing — 0.3%*:
Nielsen Finance LLC/Nielsen Finance Co.^	5.00	4/15/2022	73,000	71,786	72,818

Retail Stores — 2.0%*:
Maxeda DIY Holding B.V.+	6.13	7/15/2022	100,000	114,070	112,630
Takko Luxembourg 2 SCA+	5.38	11/15/2023	100,000	100,068	95,516
Travelex Financing PLC+	8.00	5/15/2022	300,000	337,885	339,950

Total Retail Stores			500,000	552,023	548,096

Telecommunications — 7.2%*:
CommScope Technologies Finance LLC^	6.00	6/15/2025	102,000	94,747	95,595
eircom Finance DAC+	3.50	5/15/2026	200,000	229,035	234,811
GrubHub Holdings, Inc.^	5.50	7/1/2027	83,000	83,000	85,189
Intelsat Connect Finance SA^	9.50	2/15/2023	89,000	87,695	78,765
Sprint Corp.	7.63	3/1/2026	250,000	260,767	266,500
Sprint Corp.	7.88	9/15/2023	53,000	56,223	57,571
Telecom Italia SpA/Milano+	4.00	4/11/2024	100,000	113,817	122,749
United Group BV+	4.88	7/1/2024	200,000	234,968	235,766
UPC Broadband+	3.63	6/15/2029	100,000	114,358	120,533
ViaSat, Inc.^	5.63	4/15/2027	149,000	149,000	154,960
Virgin Media Receivables Financing Notes I DAC+	5.50	9/15/2024	100,000	134,741	131,074
Virgin Media Secured Finance PLC^+	5.50	5/15/2029	250,000	254,375	253,675
Ziggo B.V.+	4.25	1/15/2027	100,000	115,064	120,533

Total Telecommunications			1,776,000	1,927,790	1,957,721

Utilities — 3.9%*:
Energia Group Power & Energy+	4.00	9/15/2025	100,000	119,009	115,313
NextEra Energy Operating Partners LP^	4.25	7/15/2024	125,000	125,000	125,784
Nordex SE+	6.50	2/1/2023	100,000	124,195	114,841
NRG Energy, Inc.^	5.25	6/15/2029	250,000	250,000	266,875
Techem Verwaltungsgesellschaft 674 mbH+	6.00	7/30/2026	250,000	291,395	301,605

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Utilities (Continued)
Vistra Operations Co. LLC^	5.00%	7/31/2027	125,000	$125,000	$129,531

Total Utilities			950,000	1,034,599	1,053,949

Total Corporate Bonds			23,897,500	25,521,976	24,545,633

Total Fixed Income			26,035,841	27,626,182	26,608,302

Total Investments			26,070,071	27,788,536	26,696,680

Other assets and liabilities — 2.3%*					616,975

Net Assets — 100.0%					$27,313,655

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	61.8%
United Kingdom	16.3%
Germany	4.7%
France	2.8%
Canada	2.5%
Ireland	2.1%
Switzerland	1.7%
Italy	1.3%
Netherlands	1.3%
Zambia	1.1%
Other (Individually less than 1%)	4.4%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2019. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2019.

See accompanying Notes to the Financial Statements.

Barings Global High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

A summary of outstanding derivatives at June 30, 2019 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
7/8/19	Barclays Bank plc	EUR	100,479	$114,313	$114,498	$(185)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(185)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/8/19	Bank of America N.A.	EUR	4,581,765	$5,212,596	$5,150,842	$(61,754)
7/8/19	BNP Paribas S.A.	EUR	304,270	346,163	346,270	107
7/8/19	Barclays Bank plc	GBP	100,845	128,108	128,273	165
7/8/19	BNP Paribas S.A.	GBP	2,400,317	3,049,227	3,034,150	(15,077)
7/8/19	Bank of America N.A.	GBP	53,374	67,803	68,018	215
7/8/19	Citibank N.A.	GBP	279,818	355,465	355,861	396

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(75,948)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2019

			SHARES	COST	FAIR VALUE
Equities — 0.5%*:

Common Stocks — 0.5%*:

Oil and Gas — 0.5%*:
Fieldwood Energy LLC			4,100	$88,421	$123,000
Fieldwood Energy LLC			1,006	35,210	30,180
Jupiter Resources, Inc.+			39,729	192,017	104,289

Total Oil and Gas			44,835	315,648	257,469

Total Common Stocks			44,835	315,648	257,469

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)††			357	–	45
Appvion Holdings Corp. (exp. June 13, 2023)††			357	–	178

Total Diversified/Conglomerate Manufacturing			714	–	223

Total Warrants			714	–	223

Total Equities			45,549	315,648	257,692

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.1%*:

Bank Loans — 8.1%*§:

Aerospace and Defense — 0.5%*:
Ducommun, Inc., 1M LIBOR + 4.000%	6.37%	11/21/2025	33,828	33,666	33,955
TransDigm, Inc., 1M LIBOR + 2.500%	4.83	6/9/2023	242,771	239,064	238,144

Total Aerospace and Defense			276,599	272,730	272,099

Broadcasting and Entertainment — 0.7%*:
AP NMT Acquisition B.V., 3M LIBOR + 5.750%+	8.35	8/13/2021	296,114	296,131	293,523
CSC Holdings, LLC, 1M LIBOR + 3.000%	5.39	4/15/2027	44,968	44,536	44,979

Total Broadcasting and Entertainment			341,082	340,667	338,502

Buildings and Real Estate — 0.1%*:
GYP Holdings III Corp., 1M LIBOR + 2.750%	5.15	6/1/2025	30,326	30,325	29,498

Chemicals, Plastics and Rubber — 0.3%*:
Consolidated Energy Finance, S.A., 1M LIBOR + 2.500%	4.90	5/7/2025	159,164	152,910	154,787

Containers, Packaging and Glass — 1.4%*:
BWAY Holding Co., 1M LIBOR + 3.250%	5.85	4/3/2024	498,095	482,135	480,452
Reynolds Group Holdings, Inc., 1M LIBOR + 2.750%	5.15	2/5/2023	221,761	213,424	219,921

Total Containers, Packaging and Glass			719,856	695,559	700,373

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Diversified/Conglomerate Manufacturing — 0.2%*:
Tank Holding Corp., 1M LIBOR + 4.000%	6.63%	3/26/2026	91,932	$91,484	$91,845

Diversified/Conglomerate Service — 0.9%*:
Evertec Group, LLC, 1M LIBOR + 3.500%	5.90	11/27/2024	45,919	45,711	46,034
SonicWall U.S. Holdings, Inc., 3M LIBOR + 7.500%	10.02	5/18/2026	51,897	51,445	47,226
Vertafore, Inc., 1M LIBOR + 3.250%	5.65	7/2/2025	398,000	389,153	381,913

Total Diversified/Conglomerate Service			495,816	486,309	475,173

Electronics — 0.6%*:
Renaissance Holding Corp., 1M LIBOR + 7.000%	9.48	5/29/2026	68,962	67,767	65,515
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	6.89	1/27/2023	248,728	231,843	225,877

Total Electronics			317,690	299,610	291,392

Leisure, Amusement, Entertainment — 0.2%*:
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	5.40	3/31/2024	90,696	90,596	90,307

Oil and Gas — 0.5%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	7.65	4/11/2022	172,215	158,169	159,137
Fieldwood Energy LLC, 1M LIBOR + 7.250%	9.65	4/11/2023	91,996	41,068	76,357

Total Oil and Gas			264,211	199,237	235,494

Retail Stores — 0.7%*:
Michaels Stores, Inc., 1M LIBOR + 2.500%	4.90	1/30/2023	397,513	387,074	384,348

Telecommunications — 2.0%*:
Banff Merger Sub, Inc., 3M LIBOR + 4.250%	6.58	10/2/2025	226,560	224,454	214,169
CenturyLink, Inc., 3M LIBOR + 2.750%	5.15	1/31/2025	494,975	491,823	482,878
CommScope, Inc., 1M LIBOR + 3.250%	5.65	4/6/2026	30,557	30,261	30,434
Sabre Industries, Inc.	6.89	4/2/2026	45,701	45,256	45,616
Sprint Communications, Inc., 1M LIBOR + 2.500%	4.94	2/2/2024	248,412	239,611	244,375

Total Telecommunications			1,046,205	1,031,405	1,017,472

Total Bank Loans			4,231,090	4,077,906	4,081,290

Corporate Bonds — 89.0%*:

Aerospace and Defense — 2.2%*:
TransDigm UK Holdings PLC	6.88	5/15/2026	500,000	496,625	505,938
Triumph Group, Inc.	4.88	4/1/2021	43,000	42,210	42,355
Triumph Group, Inc.	7.75	8/15/2025	595,000	599,487	575,662

Total Aerospace and Defense			1,138,000	1,138,322	1,123,955

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Automobile — 0.6%*:
Allison Transmission, Inc.^	4.75%	10/1/2027	157,000	$149,346	$155,823
Allison Transmission, Inc.^	5.88	6/1/2029	120,000	120,000	126,300

Total Automobile			277,000	269,346	282,123

Beverage, Food and Tobacco — 3.3%*:
JBS Investments II GmbH^+	7.00	1/15/2026	200,000	202,913	216,600
JBS USA LUX SA/JBS USA Finance, Inc.^	5.88	7/15/2024	165,000	168,483	169,744
JBS USA LUX SA/JBS USA Finance, Inc.^	6.75	2/15/2028	250,000	250,000	271,562
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.^	6.50	4/15/2029	500,000	500,000	543,125
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	274,000	268,987	271,945
Smithfield Foods, Inc.^	5.20	4/1/2029	199,000	198,008	216,943

Total Beverage, Food and Tobacco			1,588,000	1,588,391	1,689,919

Broadcasting and Entertainment — 8.6%*:
Block Communications, Inc.^	6.88	2/15/2025	434,000	434,000	452,445
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	700,000	697,562	734,125
Clear Channel Worldwide Holdings, Inc.^	9.25	2/15/2024	190,000	190,000	206,150
CSC Holdings LLC^	6.63	10/15/2025	16,000	16,832	17,120
CSC Holdings LLC^	7.50	4/1/2028	250,000	250,000	274,450
DISH DBS Corp.	7.75	7/1/2026	280,000	262,421	271,600
Intelsat Jackson Holdings SA^	8.50	10/15/2024	603,000	603,775	596,970
Intelsat Jackson Holdings SA^	9.75	7/15/2025	56,000	58,831	57,120
Netflix, Inc.^	5.38	11/15/2029	339,000	340,297	360,083
Netflix, Inc.	5.88	11/15/2028	250,000	248,578	276,780
Nexstar Escrow, Inc.^	5.63	7/15/2027	271,000	271,000	277,436
Sirius XM Radio, Inc.^	4.63	7/15/2024	250,000	250,000	255,820
Sirius XM Radio, Inc.^	5.00	8/1/2027	350,000	350,000	356,090
Sirius XM Radio, Inc.^	5.50	7/1/2029	250,000	250,000	256,300

Total Broadcasting and Entertainment			4,239,000	4,223,296	4,392,489

Buildings and Real Estate — 4.5%*:
Brookfield Residential Properties, Inc.^+	6.50	12/15/2020	250,000	249,800	250,312
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.^	6.13	7/1/2022	225,000	219,037	228,938
James Hardie International Finance DAC^	4.75	1/15/2025	244,000	239,339	248,880
M/I Homes, Inc.	5.63	8/1/2025	550,000	533,242	558,250
M/I Homes, Inc.	6.75	1/15/2021	250,000	250,000	254,062
Mattamy Group Corp.+^	6.50	10/1/2025	252,000	246,807	265,545
Mattamy Group Corp.+^	6.88	12/15/2023	123,000	116,778	128,074
MPT Operating Partnership LP/MPT Finance Corp.	5.00	10/15/2027	250,000	250,000	257,500
Realogy Group LLC/Realogy Co-Issuer Corp.^	9.38	4/1/2027	138,000	138,000	120,923

Total Buildings and Real Estate			2,282,000	2,243,003	2,312,484

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Cargo Transport — 4.6%*:
American Airlines Group, Inc.^	4.63%		3/1/2020	250,000	$249,790	$251,562
American Airlines Group, Inc.^	5.00		6/1/2022	412,000	412,000	424,484
Kenan Advantage Group, Inc.^	7.88		7/31/2023	700,000	714,639	630,000
Wabtec Corp.	3.45		11/15/2026	532,000	477,621	519,852
XPO Logistics, Inc.^	6.13		9/1/2023	500,000	495,346	518,125

Total Cargo Transport				2,394,000	2,349,396	2,344,023

Chemicals, Plastics and Rubber — 1.5%*:
Consolidated Energy Finance SA^	6.88		6/15/2025	300,000	298,810	307,248
LBC Tank Terminals Holding Netherlands BV^	6.88		5/15/2023	250,000	244,257	247,500
Starfruit Finco BV/Starfruit US Holdco LLC+^	8.00		10/1/2026	180,000	180,000	184,950

Total Chemicals, Plastics and Rubber				730,000	723,067	739,698

Containers, Packaging and Glass — 0.6%*:
BWAY Holding Co.^	7.25		4/15/2025	302,000	289,170	291,430

Diversified/Conglomerate Manufacturing — 0.9%*:
Appvion ESC, 3M EURIBOR + 4.125%¤	9.00	#	6/1/2020	366,000	308,123	–
Colfax Corp.^	6.00		2/15/2024	122,000	122,000	129,015
Colfax Corp.^	6.38		2/15/2026	135,000	135,000	144,788
Energizer Holdings, Inc.^	7.75		1/15/2027	153,000	160,734	165,596

Total Diversified/Conglomerate Manufacturing				776,000	725,857	439,399

Diversified/Conglomerate Service — 1.6%*:
ADT LLC/Prime Finance, Inc.^	9.25		5/15/2023	310,000	327,386	325,562
Carlson Travel, Inc.^	9.50		12/15/2024	350,000	333,790	349,125
Go Daddy Operating Co. LLC/GD Finance Co., Inc.^	5.25		12/1/2027	125,000	125,000	129,375
Waste Pro USA, Inc.^	5.50		2/15/2026	17,000	17,000	17,382

Total Diversified/Conglomerate Service				802,000	803,176	821,444

Ecological — 0.3%*:
Clean Harbors, Inc.^	4.88		7/15/2027	91,000	91,000	92,488
Clean Harbors, Inc.^	5.13		7/15/2029	41,000	41,000	41,820

Total Ecological				132,000	132,000	134,308

Electronics — 4.7%*:
RP Crown Parent LLC^	7.38		10/15/2024	96,000	96,000	100,080
SS&C Technologies, Inc.^	5.50		9/30/2027	375,000	375,000	389,063
TIBCO Software, Inc.^	11.38		12/1/2021	1,383,000	1,467,518	1,469,437
Veritas US, Inc./Veritas Bermuda Ltd.^	10.50		2/1/2024	524,000	487,344	449,330

Total Electronics				2,378,000	2,425,862	2,407,910

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Finance — 6.1%*:
Alliance Data Systems Corp.^	5.88%	11/1/2021	550,000	$558,106	$566,170
Ally Financial, Inc.	3.88	5/21/2024	250,000	247,531	255,938
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.25	2/1/2022	135,000	137,623	138,206
Icahn Enterprises LP/Icahn Enterprises Finance Corp.^	6.25	5/15/2026	500,000	500,000	506,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.38	12/15/2025	415,000	416,314	423,632
LPL Holdings, Inc.^	5.75	9/15/2025	518,000	512,276	530,302
Virto Financial, Inc.^	6.75	6/15/2022	671,000	682,733	695,270

Total Finance			3,039,000	3,054,583	3,116,393

Grocery — 0.9%*:
Post Holdings, Inc.^	5.50	3/1/2025	300,000	293,848	309,750
Post Holdings, Inc.^	5.50	12/15/2029	125,000	125,000	125,312

Total Grocery			425,000	418,848	435,062

Healthcare, Education and Childcare — 9.1%*:
Avantor, Inc.^	6.00	10/1/2024	25,000	26,053	26,600
Bausch Health Americas, Inc.^	9.25	4/1/2026	438,000	444,228	490,034
Bausch Health Americas., Inc.^	8.50	1/31/2027	175,000	180,519	192,416
Bausch Health Cos., Inc.^	5.88	5/15/2023	21,000	18,353	21,244
Bausch Health Cos., Inc.^	5.50	3/1/2023	49,000	39,945	49,392
Catalent Pharma Solutions, Inc.^	5.00	7/15/2027	98,000	98,000	99,715
Endo Dac/Endo Finance LLC/Endo Finco Inc^	6.00	2/1/2025	400,000	348,168	268,000
Endo Dac/Endo Finance LLC/Endo Finco, Inc.^	6.00	7/15/2023	131,000	108,894	94,320
Endo Pharmaceutical^	7.50	4/1/2027	300,000	300,000	294,750
Envision Healthcare Corp.^	8.75	10/15/2026	559,000	550,050	389,902
HCA, Inc.	5.38	2/1/2025	375,000	379,333	404,766
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.50	4/15/2025	170,000	147,852	113,900
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.63	10/15/2023	87,000	78,098	65,685
Mallinckrodt International Finance SA/Mallinckrodt CB LLC^	5.75	8/1/2022	152,000	141,245	130,720
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA^	6.63	5/15/2022	1,144,000	1,127,473	1,092,520
Service Corp. International/US	5.13	6/1/2029	271,000	271,000	285,228
Tenet Healthcare Corp.^	6.25	2/1/2027	306,000	306,000	316,710
Teva Pharmaceutical Finance Netherlands III BV+	6.00	4/15/2024	300,000	296,871	282,938

Total Healthcare, Education and Childcare			5,001,000	4,862,082	4,618,840

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.5%*:
Mattel, Inc.^	6.75%	12/31/2025	78,000	$78,000	$80,242
Newell Brands, Inc.	4.20	4/1/2026	157,000	148,249	156,032

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			235,000	226,249	236,274

Hotels, Motels, Inns and Gaming — 1.6%*:
Boyne USA, Inc.^	7.25	5/1/2025	125,000	125,000	135,312
Golden Nugget, Inc.^	8.75	10/1/2025	200,000	204,033	210,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.25	5/15/2027	125,000	125,000	125,469
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.^	5.50	3/1/2025	350,000	346,097	361,480

Total Hotels, Motels, Inns and Gaming			800,000	800,130	832,261

Insurance — 2.2%*:
Acrisure LLC/Acrisure Finance, Inc.^††	7.00	11/15/2025	500,000	486,859	451,250
Acrisure LLC/Acrisure Finance, Inc.^††	8.13	2/15/2024	216,000	216,000	223,020
CNO Financial Group, Inc.	5.25	5/30/2029	125,000	125,000	135,312
USI, Inc.^	6.88	5/1/2025	275,000	272,207	272,250
York Risk Services Holding Corp.^	8.50	10/1/2022	47,000	44,094	38,658

Total Insurance			1,163,000	1,144,160	1,120,490

Leisure, Amusement, Entertainment — 1.0%*:
Brunswick Corp.	7.13	8/1/2027	346,000	363,272	404,409
Cedar Fair LP^	5.25	7/15/2029	93,000	93,000	94,889

Total Leisure, Amusement, Entertainment			439,000	456,272	499,298

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.8%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.^	9.00	2/15/2023	430,000	421,697	383,775

Mining, Steel, Iron and Non-Precious Metals — 9.1%*:
Compass Minerals International, Inc.^	4.88	7/15/2024	124,000	116,248	118,265
First Quantum Minerals Ltd.+^	6.88	3/1/2026	229,000	229,000	212,398
First Quantum Minerals Ltd.+^	7.00	2/15/2021	161,000	161,958	164,220
First Quantum Minerals Ltd.+^	7.50	4/1/2025	606,000	577,038	577,215
Hecla Mining Co.	6.88	5/1/2021	250,000	234,814	238,625
Kinross Gold Corp.+	5.95	3/15/2024	152,000	156,608	166,087
Kinross Gold Corp.	6.88	9/1/2041	99,000	98,527	111,994
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA^+	8.38	12/1/2022	400,000	408,287	416,000
New Gold, Inc.^	6.25	11/15/2022	400,000	406,983	373,000
Northwest Acquisitions ULC/Dominion Finco, Inc.+^	7.13	11/1/2022	893,000	904,294	616,170

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Peabody Energy Corp.^	6.00%	3/31/2022	524,000	$526,765	$536,445
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.50	6/15/2025	550,000	556,821	536,937
Warrior Met Coal, Inc.^	8.00	11/1/2024	540,000	547,715	562,950

Total Mining, Steel, Iron and Non-Precious Metals			4,928,000	4,925,058	4,630,306

Oil and Gas — 10.7%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.63	1/15/2022	155,000	155,037	149,963
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.75	4/15/2023	84,000	83,826	80,430
Cheniere Energy Partners LP^	5.63	10/1/2026	250,000	250,000	263,750
Citgo Holding, Inc.^	10.75	2/15/2020	762,000	773,807	788,670
Ferrellgas LP/Ferrellgas Finance Corp.	6.75	1/15/2022	21,000	21,129	18,585
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	6/15/2020	451,000	448,474	331,485
Genesis Energy LP/Genesis Energy Finance Corp.	6.00	5/15/2023	18,000	17,780	17,865
Genesis Energy LP/Genesis Energy Finance Corp.	6.50	10/1/2025	276,000	262,830	269,790
Jonah Energy LLC/Jonah Energy Finance Corp.^	7.25	10/15/2025	455,000	429,413	217,262
Laredo Petroleum, Inc.	5.63	1/15/2022	308,000	287,811	285,670
Neptune Energy Bondco PLC^	6.63	5/15/2025	242,000	242,264	245,630
Oasis Petroleum, Inc.	6.88	1/15/2023	133,000	131,249	133,000
Parkland Fuel Corp.^+	5.88	7/15/2027	125,000	125,000	126,994
PBF Holding Co. LLC/PBF Finance Corp.	7.25	6/15/2025	350,000	360,018	366,625
SM Energy Co.	6.63	1/15/2027	118,000	118,000	109,150
SM Energy Co.	6.75	9/15/2026	268,000	258,659	251,250
Transocean Guardian Ltd.^	5.88	1/15/2024	161,595	160,226	164,221
Transocean, Inc.	6.80	3/15/2038	244,000	197,118	183,000
Transocean, Inc.	9.35	12/15/2041	38,000	35,400	34,390
Tullow Oil PLC+^	6.25	4/15/2022	695,000	689,939	700,212
Welltec A/S+^	9.50	12/1/2022	550,000	553,526	525,250
Whiting Petroleum Corp.	6.63	1/15/2026	187,000	187,339	180,338

Total Oil and Gas			5,891,595	5,788,845	5,443,530

Personal, Food and Miscellaneous — 0.3%*:
Simmons Foods, Inc.^	7.75	1/15/2024	122,000	122,000	131,455

Printing and Publishing — 0.5%*:
Nielsen Finance LLC/Nielsen Finance Co.^	5.00	4/15/2022	274,000	269,715	273,315

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Retail Stores — 1.7%*:
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC^	7.50%	3/15/2026	257,000	$257,000	$274,347
KGA Escrow LLC^	7.50	8/15/2023	282,000	282,000	292,575
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	260,625
Sonic Automotive, Inc.	5.00	5/15/2023	32,000	29,659	32,280

Total Retail Stores			821,000	818,659	859,827

Telecommunications — 8.5%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	250,971	256,250
Altice Financing SA+^	7.50	5/15/2026	106,000	100,701	106,541
Altice Finco SA+^	8.13	1/15/2024	157,000	158,488	161,710
CenturyLink, Inc.	6.75	12/1/2023	280,000	280,578	302,050
CommScope Technologies LLC^	5.00	3/15/2027	600,000	574,638	522,000
Hughes Satellite Systems Corp.	6.63	8/1/2026	550,000	549,225	578,187
Intelsat Connect Finance SA^	9.50	2/15/2023	95,000	93,607	84,075
Sprint Capital Corp.	6.88	11/15/2028	700,000	706,501	719,460
Sprint Corp.	7.63	3/1/2026	125,000	125,000	133,250
Sprint Corp.	7.88	9/15/2023	114,000	117,829	123,833
T-Mobile USA, Inc.	4.50	2/1/2026	96,000	96,000	98,280
T-Mobile USA, Inc.	4.75	2/1/2028	210,000	208,723	216,058
T-Mobile USA, Inc.	5.38	4/15/2027	200,000	200,000	214,000
Telecom Italia SpA+^	5.30	5/30/2024	250,000	260,015	258,750
ViaSat, Inc.^	5.63	4/15/2027	149,000	149,000	154,960
Virgin Media Secured Finance PLC^+	5.50	5/15/2029	250,000	254,375	253,675
Ziggo BV+^	5.50	1/15/2027	140,000	134,149	142,409

Total Telecommunications			4,272,000	4,259,800	4,325,488

Utilities — 2.6%*:
NextEra Energy Operating Partners LP^	4.25	7/15/2024	250,000	250,000	251,568
NRG Energy, Inc.^	5.25	6/15/2029	272,000	272,000	290,360
Vistra Operations Co. LLC^	3.55	7/15/2024	250,000	249,522	251,471
Vistra Operations Co. LLC^	4.30	7/15/2029	250,000	249,463	253,440
Vistra Operations Co. LLC^	5.00	7/31/2027	250,000	250,000	259,062

Total Utilities			1,272,000	1,270,985	1,305,901

Total Corporate Bonds			46,150,595	45,749,969	45,191,397

Total Fixed Income			50,381,685	49,827,875	49,272,687

Total Investments			50,427,234	50,143,523	49,530,379

Other assets and liabilities – 2.4%*					1,238,685

Net Assets – 100.0%					$50,769,064

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2019 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2019

+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	87.0%
Canada	4.2%
Zambia	1.9%
Netherlands	1.8%
Ghana	1.4%
Denmark	1.1%
Portugal	1.1%
Other (Individually less than 1%)	1.5%

Total	100.0%

^

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2019. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2019.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2019, the Trust consists of eight funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Diversified Income Fund (formerly Barings Total Return Bond Fund) (“Diversified Income Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”), Barings Global High Yield Fund (“Global High Yield Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). On November 30, 2018 the Emerging Markets Local Currency Debt Fund was liquidated. Each Fund, other than Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, is a “diversified” investment company. Global Credit Income Opportunities Fund and Global Floating Rate Fund commenced operations on September 16, 2013. Active Short Duration Bond Fund and Diversified Income Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015. Global Emerging Markets Equity Fund commenced operations on September 17, 2018. On March 1, 2019, Barings Total Return Bond Fund changed its name to Barings Diversified Income Fund.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings International Investment Limited (“BIIL”), a private limited company incorporated under the laws of England, and a wholly-owned indirect subsidiary of the Adviser, serves as a sub-adviser with respect to European investments for the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund, Global Emerging Markets Equity Fund, and Global High Yield Fund.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Diversified Income Fund seeks an absolute return, primarily through current income and capital appreciation. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Global Emerging Markets Equity Fund is to seek to achieve long-term capital growth. The investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BIIL to be of comparable quality. Under normal market conditions, the

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Diversified Income Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: Collateralized loan obligations, U.S. and foreign issuer dollar-denominated debt securities including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities, loans, and securities issued or guaranteed by a government or its agencies or insrumentalities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Global Emerging Markets Equity Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issues that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or, if unrated, determined by the Adviser or BIIL, to be of comparable quality. The Global High Yield Fund may

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

invest in high yield securities of any rating, including securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: 1) Effective January 15, 2018, Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are tendered and accepted for repurchase within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18-month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day on which the purchase was made; and 2) Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

In August 2018, FASB issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”, which amends the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. As of June 30, 2019, Management has adopted the amendments.

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of June 30, 2019. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker on futures contracts, cash collateral held at broker on open swap contracts and cash collateral held at broker on open options contracts are determined using Level 1 inputs as of June 30, 2019.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs).

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$1,007,602	$677,558	$1,685,160
Preferred Stock	–	–	23,368	23,368
Warrants	–	4,886	–	4,886

Total Equities	–	1,012,488	700,926	1,713,414

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Fixed Income:
Bank Loans	$–	$231,287,361	$62,044	$231,349,405
Corporate Bonds	–	26,057,801	0	26,057,801

Total Fixed Income	–	257,345,162	62,044	257,407,206

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	81,048	–	81,048

Total	$–	$258,438,698	$762,970	$259,201,668

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(102,331)	–	(102,331)

Total Investments	$–	$258,336,367	$762,970	$259,099,337

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

CTI Foods Holding Co, LLC	$512,659	Priced at cost	New security: Priced at cost

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$147,959	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Templar Energy LLC	$3,286	Broker Quote	$0.38: Price source depth of 1

Templar Energy LLC	$13,654	Broker Quote	$2.25 Price source depth of 1

Pinnacle Agriculture Holdings A 2	$23,368	Broker Quote	$0.09: Price source depth of 1

Bank Loans

Boomerang Tube LLC	$62,044	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Corporate Bonds

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3***		ACCRUED PREMIUMS/ DISCOUNTS		PURCHASES		SALES		BALANCE AS OF JUNE 30, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2019

Equities
Common Stock	$65,806	$		$(35,913)		$(19,350)	$			$667,015	$		$677,558	$(35,913)
Preferred Stock	$238,876	$		$(215,508)	$		$		$		$		$23,368	$(215,508)
Warrants	$8,475	$		$–		$(8,475)	$		$		$		$–	$–

Fixed Income
Bank Loans	$206,150		$(118,431)	$98,862		$–		$233		$86,480		$(211,250)	$62,044	$98,862

Total	$519,307		$(118,431)	$(152,559)		$(27,825)		$233		$753,495		$(211,250)	$762,970	$(152,559)

***	Transfers in to Level 3 from Level 2 occurred because observable inputs were no longer available. Transfers out of Level 3 in to Level 2 occurred because observable inputs became available.

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$894,009	$684,107	$1,578,116
Preferred Stock	–	–	28,042	28,042
Warrants	–	305	–	305

Total Equities	–	894,314	712,149	1,606,463

Fixed Income:
Asset-Backed Securities	–	23,698,095	–	23,698,095
Bank Loans	–	84,733,142	496,463	85,229,605
Corporate Bonds	–	87,829,651	0	87,829,651

Total Fixed Income	–	196,260,888	496,463	196,757,351

Purchased Options:
Put Options Purchased	280,715	–	–	280,715

Total Purchased Options	280,715	–	–	280,715

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	94,580	–	94,580

Total	$280,715	$197,249,782	$1,208,612	$198,739,109

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(52,933)	–	(52,933)

Total Investments	$280,715	$197,196,849	$1,208,612	$198,686,176

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero without primary asset attached

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero without primary asset attached

Boomerang Tube LLC	$147,959	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Maxeda DIY B.V.	$428,911	Market Comparables	LTM EBITDA €93m; Net leverage €453m; Average Comparable Valuation: 7.35X

Maxeda DIY B.V.	$107,236	Market Comparables	LTM EBITDA €93m; Net leverage €453m; Average Comparable Valuation: 7.35X

Pinnacle Agriculture Holdings A 2	$28,042	Broker Quote	$0.09: Price source depth of 1

Innovation Group	$1	Priced at cost	Priced at cost

Bank Loans

Blue Mountain CLO Ltd.	$–	Zero Value	Valued at zero until final accrual is received

Innovation Group PLC	$72,366	Priced at cost	Priced at cost

Innovation Group PLC	$264,519	Priced at cost	Priced at cost

Innovation Group PLC	$35,210	Priced at cost	Priced at cost

Boomerang Tube LLC	$124,368	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.5x; EBITDA: $42.5 million; 15% discount rate

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3***	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2019

Equities
Common Stock	$550,622	$–	$(38,375)	$–	$–	$171,860	$–	$684,107	$(38,375)
Preferred Stock	$286,651	$–	$(258,609)	$–	$–	$–	$–	$28,042	$(258,609)

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3***	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2019

Fixed Income
Asset-Backed Securities	$10,228,154	$(258,232)	$(119,880)	$(6,978,772)	$1,791	$–	$(2,873,061)	$–	$(119,880)
Bank Loans	$277,089	$(118,458)	$92,281	$–	$6,345	$530,009	$(290,803)	$496,463	$92,281

Total	$11,342,516	$(376,690)	$(324,583)	$(6,978,772)	$8,136	$701,869	$(3,163,864)	$1,208,612	$(324,583)

***	Transfers in to Level 3 from Level 2 occurred because observable inputs were no longer available. Transfers out of Level 3 in to Level 2 occurred because observable inputs became available.

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$317,656,878	$12,047,135	$329,704,013
Corporate Bonds	–	247,698,431	–	247,698,431
Mortgage-Backed Securities	–	66,096,260	–	66,096,260
U.S. Treasury & Government Agencies	–	54,203,050	–	54,203,050

Total Fixed Income	–	685,654,619	12,047,135	697,701,754

Purchased Options:
Call Options Purchased	–	1,664,263	–	1,664,263
Put Options Purchased	–	2,175,671	–	2,175,671

Total Purchased Options	–	3,839,934	–	3,839,934

Short-Term Investments:
Commercial Paper	–	25,113,396	–	25,113,396

Total Short-Term Investments	–	25,113,396	–	25,113,396

Total	$–	$714,607,949	$12,047,135	$726,655,084

Liabilities:
Derivative Securities:
Centrally Cleared Interest Rate Swaps	–	(13,411)	–	(13,411)
Futures**	(3,469,720)	–	–	(3,469,720)
OTC – Credit Default Swaps	–	(52,074)	–	(52,074)

Total Derivative Securities	(3,469,720)	(65,485)	–	(3,535,205)

Total Investments	$(3,469,720)	$714,542,464	$12,047,135	$723,119,879

**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

DRB Prime Student Loan Trust 2016-R A2	$1,754,321	Broker Quote	$100.11: Price source depth of 1

SLM Student Loan Trust 2006-2	$1,938,440	Broker Quote	$490: Price source depth of 1

SoFi Alternative Trust 2019-C	$4,617,317	Priced at cost	Priced at trade cost

SoFi Professional Loan Program 2018-A	$1,059,158	Broker Quote	$77.17: Price source depth of 1

SoFi Professional Loan Program 2018-B Trust	$743,203	Broker Quote	$58.72: Price source depth of 1

SoFi Professional Loan Program 2018-D Trust	$650,140	Broker Quote	$34.50: Price source depth of 1

SoFi Professional Loan Program 2019-A LLC	$1,017,931	Broker Quote	$28.89: Price source depth of 1

SoFi Consumer Loan Program LLC 2015-A RC	$266,625	Broker Quote	$88,875.00: Price source depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3***	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2019

Asset–Backed Securities	$4,347,527	$374	$165,218	$(2,198,101)	$65,065	$9,876,845	$(209,793)	$12,047,135	$165,218

Mortgage–Backed Securities	$564,478	$–	$–	$(564,478)	$–	$–	$–	$–	$–

Total	$4,912,005	$374	$165,218	$(2,762,579)	$65,065	$9,876,845	$(209,793)	$12,047,135	$165,218

***	Transfers in to Level 3 from Level 2 occurred because observable inputs were no longer available. Transfers out of Level 3 in to Level 2 occurred because observable inputs became available.

Diversified Income Fund (Formerly Total Return Bond Fund)

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$23,148,091	$799,990	$23,948,081
Corporate Bonds	–	14,637,575	–	14,637,575
Mortgage-Backed Securities	–	2,676,040	–	2,676,040
U.S. Treasury & Government Agencies	–	303,750	–	303,750

Total Fixed Income	–	40,765,456	799,990	41,565,446

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Short-Term Investments:
Commercial Paper	$–	$1,598,313	$–	$1,598,313

Total Short-Term Investments	–	1,598,313	–	1,598,313

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	4,206	–	4,206

Total	$–	$42,367,975	$799,990	$43,167,965

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(24,128)	–	(24,128)
Futures**	(184,169)	–	–	(184,169)
OTC – Credit Default Swaps	–	(13,018)	–	(13,018)

Total Derivative Securities	(184,169)	(37,146)	–	(221,315)

Total Investments	$(184,169)	$42,330,829	$799,990	$42,946,650

**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

Horizon Aircraft Finance II Ltd.	$299,990	Priced at cost	Priced at trade cost

Riserva CLO Ltd.	$500,000	Priced at cost	Priced at trade cost

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3***	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2019

Asset Backed Securities	$163,761	$4	$(1,250)	$(38,700)	$15	$799,990	$(123,830)	$799,990	$(1,250)

Total	$163,761	$4	$(1,250)	$(38,700)	$15	$799,990	$(123,830)	$799,990	$(1,250)

***	Transfers in to Level 3 from Level 2 occurred because observable inputs were no longer available. Transfers out of Level 3 in to Level 2 occurred because observable inputs became available.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$–	$19,805,553	$–	$19,805,553
Foreign Government	–	29,214,506	–	29,214,506

Total Fixed Income	–	49,020,059	–	49,020,059

Purchased Option:
Put Option Purchased	–	13,031	–	13,031
Derivative Securities:
Centrally Cleared Interest Rate Swaps	–	25,533	–	25,533
Forward Foreign Currency Exchange Contracts	–	592,913	–	592,913
OTC – Credit Default Swaps	–	74,233	–	74,233
OTC – Cross Currency Swaps	–	94,625	–	94,625
OTC – Interest Rate Swaps	–	244,543	–	244,543

Total Derivative Securities	–	1,031,847	–	1,031,847

Total	$–	$50,064,937	$–	$50,064,937

Liabilities:*
Derivative Securities:
Centrally Cleared Interest Rate Swaps	–	(327,497)	–	(327,497)
Forward Foreign Currency Exchange Contracts	–	(510,556)	–	(510,556)
Futures**	(71,794)	–	–	(71,794)
OTC – Credit Default Swaps	–	(30,300)	–	(30,300)
OTC – Cross Currency Swaps	–	(11,915)	–	(11,915)
OTC – Interest Rate Swaps	–	(634,186)	–	(634,186)

Total Derivative Securities	(71,794)	(1,514,454)	–	(1,586,248)

Total Investments	$(71,794)	$48,550,483	$–	$48,478,689

*	There were no transfers between levels during the year ended June 30, 2019.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Global Emerging Markets Equity Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$7,404,338	$2,565,219	$–	$9,969,557

Total Equities	7,404,338	2,565,219	–	9,969,557

Mutual Fund:
Mutual Fund	391,159	–	–	391,159

Total	$7,795,497	$2,565,219	$–	$10,360,716

Total Investments	$7,795,497	$2,565,219	$–	$10,360,716

*	There were no transfers between levels during the year ended June 30, 2019.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Global High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stock	$–	$88,179	$–	$88,179
Warrants	–	199	–	199

Total Equities	–	88,378	–	88,378

Fixed Income:
Bank Loans	–	2,062,669	–	2,062,669
Corporate Bonds	–	24,545,633	0	24,545,633

Total Fixed Income	–	26,608,302	0	26,608,302

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	883	–	883

Total	$–	$26,697,563	$–	$26,697,563

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(77,016)	–	(77,016)

Total Investments	$–	$26,620,547	$0	$26,620,547

*	There were no transfers between levels during the year ended June 30, 2019.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Corporate Bonds

Appvion ESC	$–	Zero Value	Priced at zero value

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2019

Fixed Income
Corporate Bonds	$–	$	$(275,264)	$	$38,340	$236,924	$	$–	$(275,964)

Total	$–	$	$(275,264)	$	$38,340	$236,924	$	$–	$(275,964)

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$257,469	$–	$257,469
Warrants	–	223	–	223

Total Equities	–	257,692	–	257,692

Fixed Income:
Bank Loans	–	4,081,290	–	4,081,290
Corporate Bonds	–	45,191,397	0	45,191,397

Total Fixed Income	–	49,272,687	0	49,272,687

Total	$–	$49,530,379	$–	$49,530,379

Total Investments	$–	$49,530,379	$0	$49,530,379

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2019:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Corporate Bonds

Appvion ESC	$–	Zero Value	Priced at zero value

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2018	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2019	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2019

Fixed Income
Corporate Bonds	$–	$	$(308,123)	$	$42,894	$265,229	$	$–	$(308,123)

Total	$–	$	$(308,123)	$	$42,894	$265,229	$	$–	$(308,123)

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2019, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standard’s update to the Funds.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of June 30, 2019, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

H.	Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of June 30, 2019, the Funds had no unfunded loan commitments.

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Diversified Income Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities and a CDX index, which is comprised of North American and Emerging Market companies.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations,

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended June 30, 2019, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2019:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$81,048

Total		$81,048

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(102,331)

Total		$(102,331)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$94,580	$–	$94,580
Purchased Options	Investments, at fair value	–	280,715	280,715

Total		$94,580	$280,715	$375,295

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(52,933)	$–	$(52,933)

Total		$(52,933)	$–	$(52,933)

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Purchased Options	Investments, at fair value	$3,839,934	$–	$3,839,934

Total		$3,839,934	$–	$3,839,934

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$(3,469,720)	$–	$(3,469,720)
OTC – Swaps Contracts	Swap contracts, at fair value	–	(52,074)	(52,074)
Centrally Cleared Interest Rate Swap Contracts	Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	(13,411)	–	(13,411)

Total		$(3,483,131)	$(52,074)	$(3,535,205)

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Diversified Income Fund (Formerly Total Return Bond Fund)

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK		TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$4,206	$–		$–	$4,206

Total		$4,206	$–	$		$4,206

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(24,128)	$–	$	$(24,128)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(184,169)	–	(184,169)
OTC – Swaps Contracts	Swap contracts, at fair value	–	–	(13,018)	(13,018)

Total		$(24,128)	$(184,169)	$(13,018)	$(221,315)

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$592,913	$–	$–	$592,913
Purchased Options	Investments, at fair value	13,031	–	–	13,031
OTC – Swaps Contracts	Swap contracts, at fair value	94,625	244,543	74,233	413,401
Centrally Cleared Interest Rate Swap Contracts	Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	25,533	–	25,533

Total		$700,569	$244,543	$74,233	$1,019,345

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(510,556)	$–	$–	$(510,556)
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(71,794)	–	(71,794)
OTC – Swaps Contracts	Swap contracts, at fair value	(11,915)	(634,186)	(30,300)	(676,401)
Centrally Cleared Interest Rate Swaps	Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(327,497)	–	(327,497)

Total		$(522,471)	$(1,033,477)	$(30,300)	$(1,586,248)

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$883

Total		$883

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(77,016)

Total		$(77,016)

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$4,813,881

Total	$4,813,881

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$3,669,530	$–	$3,669,530
Purchased Options	–	(511,938)	(511,938)

Total	$3,669,530	$(511,938)	$3,157,592

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$(4,665,303)	$–	$(4,665,303)
Swaps Contracts	–	135,318	135,318

Total	$(4,665,303)	$135,318	$(4,529,985)

Diversified Income Fund (Formerly Total Return Bond Fund)

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(10,209)	$–	$–	$(10,209)
Futures Contracts	–	(258,075)	–	(258,075)
Purchased Options	–	3,709	–	3,709
Swaps Contracts	–	–	13,397	13,397

Total	$(10,209)	$(254,366)	$13,397	$(251,178)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(626,857)	$–	$–	$(626,857)
Futures Contracts	–	(90,314)	–	(90,314)
Purchased Options	18,025	–	–	18,025
Swaps Contracts	63,658	303,699	304,752	672,109

Total	$(545,174)	$213,385	$304,752	$(27,037)

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$484,537

Total	$484,537

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(650,658)

Total	$(650,658)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK		TOTAL
Forward Foreign Currency Exchange Contracts	$(774,111)	$		$(774,111)
Purchased Options	–		(150,723)	(150,723)

Total	$(774,111)		$(150,723)	$(924,834)

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$(3,081,643)	$–	$(3,081,643)
Purchased Options	6,168	–	6,168
Swaps Contracts	(13,411)	1,412	(11,999)

Total	$(3,088,886)	$1,412	$(3,087,474)

Diversified Income Fund (Formerly Total Return Bond Fund)

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$3,054	$–	$–	$3,054
Futures Contracts	–	(259,179)	–	(259,179)
Purchased Options	–	(3,797)	–	(3,797)
Swaps Contracts	–	–	358	358

Total	$3,054	$(262,976)	$358	$(259,564)

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK		CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$639,745	$		$–	$639,745
Futures Contracts	–		(29,220)	–	(29,220)
Purchased Options	(37,731)		–	–	(37,731)
Swaps Contracts	64,532		(817,770)	114,200	(639,038)

Total	$666,546		$(846,990)	$114,200	$(66,244)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(122,031)

Total	$(122,031)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$83,520,892

(1) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$68,046,707	$–	$68,046,707
Purchased Options(1)	$–	$5,376	$5,376

(1)    Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(1)	2,045	–	2,045
Purchased Options(2)	$77,660,000	$–	$77,660,000
OTC – Swaps Contracts(2)	$–	$520,000	$520,000
Centrally Cleared Swap Contracts(2)	$2,600,000	$–	$2,600,000

(1) Volume	of derivative activity is based on an average of month-end contracts outstanding during the period.
(2) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Diversified Income Fund (Formerly Total Return Bond Fund)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(1)	–	84	–	84
Forward Foreign Currency Exchange Contracts(2)	$1,516,602	$–	$–	$1,516,602
Purchased Options(2)	$–	$7,950,000	$–	$7,950,000
OTC – Swaps Contracts(2)	$–	$–	$159,167	$159,167
Centrally Cleared Swap Contracts(2)	$–	$–	$–	$–

(1) Volume	of derivative activity is based on an average of month-end contracts outstanding during the period.
(2) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(1)	–	8	–	8
Forward Foreign Currency Exchange Contracts(2)	$60,220,589	$–	$–	$60,220,589
Purchased Options(2)	$5,218,333	$–	$–	$5,218,333
OTC – Swaps Contracts(2)	$2,371,395	$251,864,400	$9,041,667	$263,277,462
Centrally Cleared Swap Contracts(2)	$–	$22,767,964	$–	$22,767,964

(1) Volume	of derivative activity is based on an average of month-end contracts outstanding during the period.
(2) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global High Yield Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$8,133,442

(1) Volume	of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$81,048	$–	$81,048

Total	$81,048	$–	$81,048

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$81,048	$(81,048)	$–	$–

Total	$81,048	$(81,048)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$102,331	$–	$102,331

Total	$102,331	$–	$102,331

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Credit Suisse International	$2,597	$–	$–	$2,597
Morgan Stanley & Co.	99,734	(81,048)	–	18,686

Total	$102,331	$(81,048)	$–	$21,283

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$94,580	$–	$94,580

Total	$94,580	$–	$94,580

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Citibank N.A.	$94,580	$(52,933)	$–	$41,647

Total	$94,580	$(52,933)	$–	$41,647

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$52,933	$–	$52,933

Total	$52,933	$–	$52,933

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Citibank N.A.	$52,933	$(52,933)	$–	$–

Total	$52,933	$(52,933)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$3,839,934	$–	$3,839,934

Total	$3,839,934	$–	$3,839,934

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$3,839,934	$(23,033)	$(3,740,000)	$76,901

Total	$3,839,934	$(23,033)	$(3,740,000)	$76,901

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Swap Contracts	$52,074	$–	$52,074

Total	$52,074	$–	$52,074

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$29,041	$–	$–	$29,041
JPMorgan Chase Bank N.A.	23,033	(23,033)	–	–

Total	$52,074	$(23,033)	$–	$29,041

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Diversified Income Fund (Formerly Total Return Bond Fund)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$4,206	$–	$4,206

Total	$4,206	$–	$4,206

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$56	$(55)	$–	$1
Barclays Bank plc	1,555	(1,555)	–	–
JPMorgan Chase Bank N.A.	255	(255)	–	–
BNP Paribas S.A.	2,340	(2,340)	–	–

Total	$4,206	$(4,205)	$–	$1

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$24,128	$–	$24,128
Swap Contracts	13,018	–	13,018

Total	$37,146	$–	$37,146

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$55	$(55)	$–	$–
Barclays Bank plc	21,478	(1,555)	–	19,923
Goldman Sachs & Co.	7,010	–	–	7,010
JPMorgan Chase Bank N.A.	6,263	(255)	–	6,008
BNP Paribas S.A.	2,340	(2,340)	–	–

Total	$37,146	$(4,205)	$–	$32,941

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$592,913	$–	$592,913
Purchased Options	13,031	–	13,031
Swap Contracts	413,401	–	413,401

Total	$1,019,345	$–	$1,019,345

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$381,680	$(381,680)	$–	$–
Barclays Bank plc	122,849	(42,206)	–	80,643
BNP Paribas S.A.	131,441	(131,441)	–	–
Citibank N.A.	174,405	(174,405)	–	–
Goldman Sachs & Co.	69,319	(12,141)	–	57,178
JPMorgan Chase Bank N.A.	139,651	(53,730)	–	85,921

Total	$1,019,345	$(795,603)	$–	$223,742

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$510,556	$–	$510,556
Swap Contracts	676,401	–	676,401

Total	$1,186,957	$–	$1,186,957

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$517,272	$(381,680)	$–	$135,592
Barclays Bank plc	42,206	(42,206)	–	–
BNP Paribas S.A.	327,872	(131,441)	(196,431)	–
Citibank N.A.	231,719	(174,405)	–	57,314
Goldman Sachs & Co.	12,141	(12,141)	–	–
JPMorgan Chase Bank N.A.	53,730	(53,730)	–	–
Morgan Stanley & Co.	2,017	–	–	2,017

Total	$1,186,957	$(795,603)	$(196,431)	$194,923

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$883	$–	$883

Total	$883	$–	$883

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$215	$(215)	$–	$–
Barclays Bank plc	165	(165)	–	–
BNP Paribas S.A.	107	(107)	–	–
Citibank N.A.	396	–	–	396

Total	$883	$(487)	$–	$396

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$77,016	$–	$77,016

Total	$77,016	$–	$77,016

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$61,754	$(215)	$–	$61,539
Barclays Bank plc	185	(165)	–	20
BNP Paribas S.A.	15,077	(107)	–	14,970

Total	$77,016	$(487)	$–	$76,529

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2019.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets

Active Short Duration Bond Fund	0.35% of average daily net assets
Diversified Income Fund	0.40% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Global Emerging Markets Equity Fund	0.90% of average daily net assets
Global High Yield Fund	0.60% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.40%
Diversified Income Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Global Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.20%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2019 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BIIL manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund, Global Emerging Markets Equity Fund and Global High Yield Fund, as allocated from time to time to BIIL. As compensation for its services, the Adviser (not the Funds) pays to BIIL sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	0.35%
Global Credit Income Opportunities Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.50%
Global Emerging Markets Equity Fund	0.70%
Global High Yield Fund	0.35%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Active Short Duration Bond Fund, the Diversified Income Fund and the Emerging Markets Debt Blended Total Return Fund. Such arrangements may be discontinued by the Adviser at any time. For the year ended June 30, 2019, the amounts of the waivers were $905, $1,176, $291 and $107,226, respectively.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of June 30, 2019.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to

Class A shares and 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board’s members and a majority of the Board’s members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the year ended June 30, 2019, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

	CLASS A	CLASS C
Global Floating Rate Fund	$–	$401
Global Credit Income Opportunities Fund	–	63

For the year ended June 30, 2019, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$1,635	$45,466
Global Credit Income Opportunities Fund	873	123,901
Active Short Duration Bond Fund	–	3,882
Diversified Income Fund	246	1,493
Emerging Markets Debt Blended Total Return Fund	–	260
Global High Yield Fund	588	4,572
U.S. High Yield Fund	9	63

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. For these services, the Funds have agreed to pay SSB fees payable at the end of each

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

calendar month pursuant to an agreement between SSB and the Funds. For the year ended June 30, 2019, the aggregate effective fee for the services performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:
Global Floating Rate Fund	0.14%
Global Credit Income Opportunities Fund	0.15%
Active Short Duration Bond Fund	0.12%
Diversified Income Fund	0.30%
Emerging Markets Debt Blended Total Return Fund	0.28%
Global Emerging Markets Equity Fund	0.53%
Global High Yield Fund	0.29%
U.S. High Yield Fund	0.21%

The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For these services, the Funds have agreed to pay ALPS fees payable at the end of each calendar month pursuant to an agreement between ALPS and the Funds. For the year ended June 30, 2019, the effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:
Global Floating Rate Fund	0.02%
Global Credit Income Opportunities Fund	0.02%
Active Short Duration Bond Fund	0.02%
Diversified Income Fund	0.06%
Emerging Markets Debt Blended Total Return Fund	0.06%
Global Emerging Markets Equity Fund	0.17%
Global High Yield Fund	0.09%
U.S. High Yield Fund	0.04%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2019 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$15,249,263	$391,463	$–	$15,640,726
Global Credit Income Opportunities Fund	12,750,860	1,517,782	263,953	14,532,595
Active Short Duration Bond Fund	15,755,535	520,666	–	16,276,201
Diversified Income Fund	1,104,402	–	–	1,104,402
Emerging Markets Debt Blended Total Return Fund	2,816,937	–	263,192	3,080,129
Global Emerging Markets Equity Fund	–	–	–	–
Global High Yield Fund	1,689,662	429,794	–	2,119,456
U.S. High Yield Fund	3,321,860	–	–	3,321,860

The tax character of dividends paid to shareholders during the tax year ended June 30, 2018 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,591,381	$–	$1,171,303	$9,762,684
Global Credit Income Opportunities Fund	9,089,382	–	496,307	9,585,689
Active Short Duration Bond Fund	9,664,909	902,028	–	10,566,937
Diversified Income Fund	976,520	–	33,503	1,010,023
Emerging Markets Debt Blended Total Return Fund	1,342,816	145,149	–	1,487,965
Global High Yield Fund	2,242,682	57,003	–	2,299,685
U.S. High Yield Fund	2,968,418	248,263	–	3,216,681

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

As of June 30, 2019, the components of distributable earnings on a tax-basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	LATE YEAR ORDINARY AND POST OCTOBER CAPITAL LOSS DEFERRALS	CAPITAL LOSS CARRYFORWARDS	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL DISTRIBUTABLE EARNINGS (ACCUMULATED LOSS)
Global Floating Rate Fund	$360,764	$411,459	$(1,407,155)	$–	$(11,970,028)	$(12,604,960)
Global Credit Income Opportunities Fund	–	–	(4,562,833)	–	(10,676,275)	(15,239,108)
Active Short Duration Bond Fund	392,244	–	–	(8,173,460)	8,493,599	712,383
Diversified Income Fund	28,171	–	(374,581)	(524,747)	459,141	(412,016)
Emerging Markets Debt Blended Total Return Fund	–	–	(830,972)	(919,087)	586,865	(1,163,194)
Global Emerging Markets Equity Fund	133,266	15,187	–	–	976,638	1,125,091
Global High Yield Fund	121,011	–	(130,619)	–	(1,093,557)	(1,103,165)
U.S. High Yield Fund	126,096	–	(468,214)	(76,546)	(613,144)	(1,031,808)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

On June 30, 2019, the following funds had capital loss carryforwards available to be offset against future net capital gains as follows:

	UNLIMITED - SHORT TERM	UNLIMITED - LONG TERM
Diversified Income Fund	$385,896	$138,851
Emerging Markets Debt Blended Total Return Fund	919,087	—
U.S. High Yield Fund	76,546	—

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2019, Global Floating Rate Fund, Global Credit Income Opportunities Fund and Emerging Markets Debt Blended Total Return Fund incurred late-year ordinary losses of $1,407,155, $715,777 and $459,719, respectively. As of June 30, 2019, Global Credit Income Opportunities Fund, Active Short Duration Bond Fund, Diversified Income Fund, Emerging Markets Debt Blended Total Return Fund, Global High Yield Fund and U.S. High Yield Fund have elected to defer current year post-October losses of $3,847,056, $8,173,460, $374,581, $371,253, $130,619, and $468,214, respectively.

Global Floating Rate Fund and Global Credit Income Opportunities Fund utilized $1,502,281 and $56,730 of capital loss carryforwards, respectively, during the year ended June 30, 2019.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

As of June 30, 2019, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$271,074,642	$1,059,341	$(13,013,363)	$(11,954,022)
Global Credit Income Opportunities Fund	209,425,157	2,155,786	(12,936,414)	(10,780,628)
Active Short Duration Bond Fund	718,148,074	10,308,803	(1,801,793)	8,507,010
Diversified Income Fund	42,702,545	500,640	(39,426)	461,214
Emerging Markets Debt Blended Total Return Fund	47,827,658	1,961,601	(756,169)	1,205,432
Global Emerging Markets Equity Fund	9,384,191	1,293,879	(317,354)	976,525
Global High Yield Fund	27,788,536	488,793	(1,580,649)	(1,091,856)
U.S. High Yield Fund	50,143,523	1,286,163	(1,899,307)	(613,144)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and partnership book-tax differences.

Permanent items identified during the year ended June 30, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	TOTAL ACCUMULATED LOSS	PAID-IN CAPITAL
Global Emerging Markets Equity Fund	$248	$(248)

The permanent differences are primarily attributable to non-deductible organization expense.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2019 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$155,768,276	$126,988,969	$–	$–
Global Credit Income Opportunities Fund	118,963,728	124,444,897	–	–
Active Short Duration Bond Fund	389,408,863	153,848,825	114,200,286	70,054,582
Diversified Income Fund	53,927,308	34,203,040	18,091,940	23,837,891
Emerging Markets Debt Blended Total Return Fund	42,511,831	39,985,979	–	–
Global Emerging Markets Equity Fund	10,045,590	738,059	–	–
Global High Yield Fund	19,458,312	16,323,605	–	–
U.S. High Yield Fund	28,555,541	31,988,900	–	–

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

9.	Common Stock

Transactions in common stock for the years ended June 30, 2019 and June 30, 2018 were as follows:

Global Floating Rate Fund

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	618,513	$5,784,016	1,667,532	$15,918,813
Shares sold through reinvestments of distributions	279,598	2,606,921	243,001	2,317,457
Shares redeemed	(1,640,608)	(15,271,436)	(1,036,759)	(9,887,519)

Net increase (decrease)	(742,497)	$(6,880,499)	873,774	$8,348,751

CLASS C
Shares sold	208,023	$1,965,179	185,281	$1,760,750
Shares sold through reinvestments of distributions	41,472	384,747	29,111	276,669
Shares redeemed	(260,855)	(2,432,322)	(178,196)	(1,693,674)

Net increase (decrease)	(11,360)	$(82,396)	36,196	$343,745

CLASS I
Shares sold	3,057,892	$29,141,715	575,961	$5,511,861
Shares sold through reinvestments of distributions	183,732	1,713,816	100,453	960,046
Shares redeemed	(1,667,311)	(15,786,911)	(807,441)	(7,709,995)

Net increase (decrease)	1,574,313	$15,068,620	(131,027)	$(1,238,088)

CLASS Y
Shares sold	15,302,189	$144,205,728	9,320,803	$89,015,823
Shares sold through reinvestments of distributions	811,024	7,572,102	568,316	5,429,194
Shares redeemed	(14,030,191)	(131,010,360)	(4,547,811)	(43,466,701)

Net increase	2,083,022	$20,767,470	5,341,308	$50,978,316

Global Credit Income Opportunities Fund

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,398,672	$12,824,235	4,878,668	$45,886,717
Shares sold through reinvestments of distributions	397,695	3,583,380	185,198	1,746,315
Shares redeemed	(2,555,445)	(22,815,351)	(1,400,679)	(13,240,661)

Net increase (decrease)	(759,078)	$(6,407,736)	3,663,187	$34,392,371

CLASS C
Shares sold	221,588	$2,019,448	371,526	$3,505,551
Shares sold through reinvestments of distributions	52,350	470,536	30,456	286,954
Shares redeemed	(275,165)	(2,472,862)	(150,027)	(1,414,034)

Net increase (decrease)	(1,227)	$17,122	251,955	$2,378,471

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	916,202	$8,199,999	–	$–
Shares sold through reinvestments of distributions	13,545	121,519	93	876
Shares redeemed	(669,643)	(6,000,000)	–	–

Net increase	260,104	$2,321,518	93	$876

CLASS Y
Shares sold	7,687,011	$69,664,148	7,646,098	$72,032,811
Shares sold through reinvestments of distributions	743,115	6,700,505	425,660	4,011,731
Shares redeemed	(8,977,793)	(80,944,931)	(3,105,523)	(29,263,594)

Net increase (decrease)	(547,667)	$(4,580,278)	4,966,235	$46,780,948

Active Short Duration Bond Fund

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,101,405	$70,189,358	14,618,622	$145,642,052
Shares sold through reinvestments of distributions	431,679	4,265,785	386,954	3,845,964
Shares redeemed	(11,765,228)	(116,239,590)	(8,990,871)	(89,385,833)

Net increase (decrease)	(4,232,144)	$(41,784,447)	6,014,705	$60,102,183

CLASS C
Shares sold	112,192	$1,106,449	103,284	$1,031,298
Shares sold through reinvestments of distributions	3,241	32,008	1,963	19,485
Shares redeemed	(112,125)	(1,107,862)	(13,404)	(133,445)

Net increase	3,308	$30,595	91,843	$917,338

CLASS I
Shares sold	–	$–	20,309	$203,500
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	20,309	$203,500

CLASS Y
Shares sold	46,643,848	$460,231,739	20,820,040	$207,162,143
Shares sold through reinvestments of distributions	934,483	9,235,817	564,556	5,609,410
Shares redeemed	(14,901,345)	(147,071,661)	(16,257,695)	(161,293,725)

Net increase	32,676,986	$322,395,895	5,126,901	$51,477,828

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Diversified Income Fund

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	54,483	$525,242	–	$–
Shares sold through reinvestments of distributions	130	1,265	40	398
Shares redeemed	(50,659)	(490,472)	(495)	(4,965)

Net increase (decrease)	3,954	$36,035	(455)	$(4,567)

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	1,590,156	$15,528,182	297,499	$2,983,984
Shares sold through reinvestments of distributions	26,772	261,552	18,366	183,513
Shares redeemed	(249,234)	(2,425,063)	(369,123)	(3,656,973)

Net increase (decrease)	1,367,694	$13,364,671	(53,258)	$(489,476)

Emerging Markets Debt Blended Total Return Fund

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,593	$33,551	41,516	$444,647
Shares sold through reinvestments of distributions	1,080	10,259	2,054	21,425
Shares redeemed	(23,984)	(224,063)	(4,035)	(40,621)

Net increase (decrease)	(19,311)	$(180,253)	39,535	$425,451

CLASS C
Shares sold	4,308	$41,000	10,058	$105,120
Shares sold through reinvestments of distributions	417	3,993	193	1,964
Shares redeemed	(7,937)	(74,070)	(2,108)	(20,978)

Net increase (decrease)	(3,212)	$(29,077)	8,143	$86,106

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	1,901,140	$20,000,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	1,901,140	$20,000,000

CLASS Y
Shares sold	175,657	$1,687,757	1,964,043	$20,629,580
Shares sold through reinvestments of distributions	5,220	50,400	1,949	20,360
Shares redeemed	(47,558)	(454,625)	(41,536)	(436,635)

Net increase	133,319	$1,283,532	1,924,456	$20,213,305

Global Emerging Markets Equity Fund

	FOR THE PERIOD ENDED JUNE 30, 2019(1)
CLASS A	SHARES	AMOUNT
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

CLASS C
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

CLASS I
Shares sold	490,000	$4,900,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	490,000	$4,900,000

CLASS Y
Shares sold	490,000	$4,900,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	490,000	$4,900,000

(1)	Fund commenced operation on September 17, 2018.

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

Global High Yield Fund

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	230,593	$2,192,423	127	$1,278
Shares sold through reinvestments of distributions	1,038	9,771	59	602
Shares redeemed	(439)	(4,142)	–	–

Net increase	231,192	$2,198,052	186	$1,880

CLASS C
Shares sold	11,068	$102,520	–	$–
Shares sold through reinvestments of distributions	859	8,104	976	9,925
Shares redeemed	(6,704)	(60,654)	(4,423)	(44,337)

Net increase (decrease)	5,223	$49,970	(3,447)	$(34,412)

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	478,228	$4,521,457	350,327	$3,558,842
Shares sold through reinvestments of distributions	3,172	30,114	10,313	105,798
Shares redeemed	(386,084)	(3,686,335)	(485,834)	(4,925,710)

Net increase (decrease)	95,316	$865,236	(125,194)	$(1,261,070)

U.S. High Yield Fund

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	299,631	$2,936,402	311,531	$3,152,721
Shares sold through reinvestments of distributions	11,491	112,082	19,367	197,966
Shares redeemed	(215,869)	(2,116,695)	(282,527)	(2,883,028)

Net increase	95,253	$931,789	48,371	$467,659

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	88	900
Shares redeemed	–	–	(1,277)	(12,651)

Net decrease	–	$–	(1,189)	$(11,751)

Barings Funds Trust 2019 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2019

	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	11,431	110,810	23,290	237,490
Shares redeemed	(279,772)	(2,719,379)	–	–

Net increase (decrease)	(268,341)	$(2,608,569)	23,290	$237,490

CLASS Y
Shares sold	526,284	$5,109,450	2,624,846	$25,986,787
Shares sold through reinvestments of distributions	161,061	1,565,077	44,607	445,882
Shares redeemed	(1,130,987)	(10,910,446)	(62,945)	(636,602)

Net increase (decrease)	(443,642)	$(4,235,919)	2,606,508	$25,796,067

10.	Line of Credit

The Trust (the “Borrower”) has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $61,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the one month LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. Effective July 18, 2019, the Facility Amount increased from $61,000,000 to $150,000,000.

11.	Indemnifications

Under the Funds’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds have entered into contracts with service providers which may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

12.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the fiscal year ended June 30, 2019, the Funds paid their Trustees’ aggregate remuneration of $374,700. During the year, the Funds did not pay any compensation to any of their Trustees who are “interested persons” (as defined by the 1940 Act) of the Funds. The Funds classify Mr. Finke as an interested person of the Funds.

All of the Funds’ officers are employees of the Adviser. Pursuant to the Agreement, the Funds do not compensate their officers who are employees of the Adviser (except for the Chief Compliance Officer of the Funds unless assumed by the Adviser). For the year ended June 30, 2019, the Adviser paid the compensation of the Chief Compliance Officer of the Funds.

The Funds did not make any payments to the Adviser for the year ended June 30, 2019, other than the amounts payable to the Adviser pursuant to the Agreement.

13. Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to June 30, 2019 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2019 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Barings Funds Trust and Shareholders of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund, Barings Global High Yield Fund and Barings U.S. High Yield Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Barings Funds Trust comprising the Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund (formerly Barings Total Return Bond Fund), Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund, Barings Global High Yield Fund and Barings U.S. High Yield Fund (the “Funds”), including the schedules of investments, as of June 30, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Barings Global Floating Rate Fund and Barings Global Credit Income Opportunities Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Barings Active Short Duration Bond Fund, Barings Diversified Income Fund (formerly Barings Total Return Bond Fund), Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund, Barings Global High Yield Fund and Barings U.S. High Yield Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Barings Funds Trust as of June 30, 2019, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

INDIVIDUAL FUND COMPRISING THE BARINGS FUNDS TRUST	STATEMENT OF OPERATIONS	STATEMENTS OF CHANGES IN NET ASSETS	FINANCIAL HIGHLIGHTS

Barings Active Short Duration Bond Fund Barings Diversified Income Fund (formerly Barings Total Return Bond Fund)	For the year ended June 30, 2019	For the years ended June 30, 2019 and 2018	For the years ended June 30, 2019, 2018, 2017, and the period from July 8, 2015 (commencement of operations) through June 30, 2016

Barings Emerging Markets Debt Blended Total Return Fund	For the year ended June 30, 2019	For the years ended June 30, 2019 and 2018	For the years ended June 30, 2019, 2018, 2017, and the period from October 21, 2015 (commencement of operations) through June 30, 2016

Barings Global Emerging Markets Equity Fund	For the period from September 17, 2018 (commencement of operations) through June 30, 2019

Barings Funds Trust 2019 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

INDIVIDUAL FUND COMPRISING THE BARINGS FUNDS TRUST	STATEMENT OF OPERATIONS	STATEMENTS OF CHANGES IN NET ASSETS	FINANCIAL HIGHLIGHTS

Barings Global High Yield Fund Barings U.S. High Yield Fund	For the year ended June 30, 2019	For the years ended June 30, 2019 and 2018	For the years ended June 30, 2019, 2018, 2017, and the period from October 30, 2015 (commencement of operations) through June 30, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian, brokers or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

August 28, 2019

We have served as the auditor of one or more Barings LLC investment companies since 2013.

Barings Funds Trust 2019 Annual Report

FEDERAL TAX INFORMATION (UNAUDITED)

The following Funds designate long-term capital gain distributions as listed below:

FUND	LONG-TERM CAPITAL GAIN DISTRIBUTIONS

Barings Global Floating Rate Fund	$391,463

Barings Global Credit Income Opportunities Fund	$1,517,782

Barings Active Short Duration Bond Fund	$520,666

Barings Global High Yield Fund	$429,794

The following Fund paid foreign taxes during the year ended June 30, 2019 that are available as income tax credits:

FUND	FOREIGN TAX CREDIT

Barings Emerging Markets Debt Blended Total Return Fund	$12,035

The following Fund generated net foreign source income during the year ended June 30, 2019 as listed below:

FUND	FOREIGN SOURCE INCOME

Barings Emerging Markets Debt Blended Total Return Fund	$3,194,150

Barings Funds Trust 2019 Annual Report

INTERESTED TRUSTEE

Information about Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-855-439-5459 or on the Funds’ website at http://www.barings.com/funds/mutual-funds.

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Thomas M. Finke (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Barings; and Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	10	Trustee (since 2013), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2018), Barings BDC, Inc. (a business development company managed by Barings); Chairman (2012-2015), Director (since 2008), Barings (U.K.) Limited (investment advisory firm); Director (since 2008), Barings Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Director (since 2004), Jefferies Finance LLC (finance company); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Chairman and Director (2012-2015), Barings Global Advisers Limited (investment advisory firm); Manager (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Manager (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund); and Manager (2004-2012), Class C Member LLC (equity holding company).

Barings Funds Trust 2019 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Rodney J. Dillman (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Trustee since July 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; and General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings).	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris, Jr. (63) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chief Executive Officer (since 2018), National Math and Science Initiative; Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; and Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2016), AIMIS, Inc. (American Institute of Minimally Invasive Surgery, an educator of advanced surgical techniques for women’s health specialists); Trustee (2015-2017), Forward Funds (open-end investment company); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring); Trustee (2011-2015), Salient Midstream & MLP Fund (closed-end investment company); Trustee (since 2011), Salient MLP & Energy Infrastructure Fund (mutual fund); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; and Director (since 2008), U.S. Physical Therapy, Inc. (NYSE: USPH).

Thomas W. Okel (56) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Executive Director (2011-2019), Catawba Lands Conservancy; and Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); and Trustee (since 2015), Horizon Funds (mutual fund complex).

Barings Funds Trust 2019 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Cynthia R. Plouché (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since August 2017	Assessor (2014-2018), Moraine Township (property assessment); and Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	9	Trustee (since August 2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2014), Northern Trust Funds (mutual fund complex); and Trustee (2001-2017), AXA VIP Trust (mutual fund complex).

Martin A. Sumichrast (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chairman and Chief Executive Officer (since 2016), Director (since 2015), CbdMD, Inc., f/k/a Level Brands, Inc. (NYSE: YCBD) (a consumer staples company specializing in CBD); Managing Partner and Principal (since 2013), Stone Street Partners, LLC (merchant banking); and Managing Director (since 2012), Washington Capital, LLC (family office).	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Chairman and Director (2014-2017), Kure Corp. (retail).

Barings Funds Trust 2019 Annual Report

OFFICERS OF THE TRUST

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Dan McGee (49) 300 South Tryon Street Charlotte, NC 28202	President	Since August 2018	Managing Director (since 2013), Barings; and Managing Director (1992-2013), Principal Financial Group.

Carlene Pollock (52) 300 South Tryon Street Charlotte, NC 28202	Chief Financial Officer	Since January 2016	Assistant Treasurer (2015-2016), Barings Funds Trust; Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2015), Barings; Director (2013-2015), Corrum Capital Management (investment adviser); and Vice President (2008-2013), Bank of New York Mellon (third party administrator).

Lesley Mastandrea (42) 300 South Tryon Street Charlotte, NC 28202	Treasurer	Since October 2016	Managing Director (since 2014), Director (2007-2014), Associate Director (2006-2007), Barings; and Treasurer (since 2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Melissa LaGrant (45) 300 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since July 2013	Deputy Chief Compliance Officer (since 2019), Managing Director (since 2005), Barings; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2006), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Chief Compliance Officer (since 2018), Barings BDC, Inc. (business development company advised by Barings).

Janice M. Bishop (54) 300 South Tryon Street Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since July 2013	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust; and Secretary and Chief Legal Officer (since 2018), Barings BDC, Inc. (business development company advised by Barings).

Michelle Manha (46) 300 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since July 2013	Deputy General Counsel (since 2018), Associate General Counsel (2014-2018), Managing Director (since 2014), Counsel (2008-2014), Barings; and Assistant Secretary (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Barings Funds Trust 2019 Annual Report

OFFICERS OF THE TRUST (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Jill Dinerman (43) 300 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since February 2019	Associate General Counsel and Corporate Secretary (since 2018), Managing Director (since 2016), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Assistant Secretary (since 2019), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2019), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Assistant Secretary (since 2019), Barings BDC, Inc. (a business development company managed by Barings).

Barings Funds Trust 2019 Annual Report

JOINT PRIVACY NOTICE OF BARINGS LLC AND

BARINGS FUNDS TRUST

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

BARINGS FUNDS TRUST

ANNUAL REPORT

June 30, 2019

Item 2.	Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.barings.com/assets/user/media/Open-End-Fund-Code-of-Ethics.pdf. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Year Ended June 30 2019	Year Ended June 30, 2018
Audit Fees	$349,850	$357,560
Audit-Related Fees	$0	$0
Tax Fees	$113,000	$98,440
All Other Fees	$0	$0

Total Fees	$462,850	$456,00

Non-Audit Fees Billed to Barings and MassMutual:

	Year Ended June 30, 2019	Year Ended June 30, 2018
Audit Fees	$4,319,401	$4,256,259
Audit-Related Fees	$0	$0
Tax Fees	$4,430,023	$2,714,717
All Other Fees	$4,652,066	$12,453,397

Total Fees	$13,401,490	$19,424,372

The category “Audit Fees” refers to performing an audit of the Registrant’s, Barings LLC’s (“Barings”) or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Barings, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant, Deloitte. During the fiscal year ended June 30, 2019, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for the years ended June 30, 2018 and June 30, 2019 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.barings.com/assets/user/media/Open-End-Fund-Code-of-Ethics.pdf.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	September 6, 2019

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date	September 6, 2019